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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08895

ING Funds Trust

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: March 31

Date of reporting period: April l, 2008 to September 30, 2008

Semi-Annual Report

September 30, 2008

Classes A, B, C, I, IS, O, Q, R and W

Fixed-Income Funds

■	ING GNMA Income Fund

■	ING High Yield Bond Fund

■	ING Intermediate Bond Fund

■	ING National Tax-Exempt Bond Fund

Money Market Funds

■	ING Classic Money Market Fund

■	ING Institutional Prime Money Market Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Funds by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Dear Shareholders,

We are in the midst of one of the most challenging periods ever faced by investors and we at ING Funds are aware of the anxiety that you may be feeling at this time.

I want to assure you that we are actively engaged in monitoring the situation and are committed to keeping you fully informed of how the rapidly unfolding events around us may impact your investments with our company.

We recognize that the confidence of many investors is being tested, perhaps as never before. It is understandable that some of you may be second guessing your investment strategy due to these recent events. We encourage you to work with your investment professional and seek out their advice about your portfolio in light of the current conditions. But we also urge investors not to make rash decisions. ING Funds still believes that a well-diversified, globally allocated portfolio remains the most effective investment strategy of all. We ask that investors not lose sight of their commitment to the long-term.

We thank you for your support and confidence and we look forward to continuing to do business with you in the future.

Sincerely,

Shaun Mathews,

President

ING Funds

October 17, 2008

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE:  SIX MONTHS ENDED SEPTEMBER 30, 2008

For a while, as our new fiscal year got under way, it seemed as if the worst had passed. Bear Stearns’ forced sale to JP Morgan had proved that some market players were indeed too connected to fail. The Federal Reserve Board (the “Fed”), which had been reducing rates since August, had then cut the discount rate further, by 100 basis points to 2.5% and the federal funds rate by 75 basis points to 2.25%, following this up by opening the discount window to other primary dealers. The improved sentiment was sustained by another federal funds rate cut of 0.25%.

But what had really changed? The housing market continued its inexorable slide, with the Standard & Poor’s (“S&P”)/Case-Shiller National U.S. Home Price Index(1) of house prices in 20 major cities down a record 16.3%. New home sales were at the lowest level since early 1991 and one third of existing home sales were distressed. Banks continued to restrict credit and 30-year fixed mortgage rates reached a six-year high. By September, payrolls had declined for eight consecutive months and the unemployment rate rose to 6.1%, a five-year high.

And there were more fireworks in the financial sector.

Government sponsored mortgage lending agencies, specifically, the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), lightly capitalized for their trillions in liabilities, were by any rational assessment, insolvent. The systemic risk to the broader economy was obvious and with their stock prices in free-fall the Treasury took control of Fannie Mae and Freddie Mac on September 7, putting them into “conservatorship” and removing their CEOs.

Lehman Brothers and Merrill Lynch had both declared losses in the billions, due to mortgage securities write downs. The following weekend Lehman Brothers filed for Chapter 11 protection and Merrill Lynch, with official encouragement, was acquired by Bank of America.

Days later, global insurer AIG, in trouble because it insured enormous volumes of bonds (including mortgage related) through credit default swaps, was refused a massive loan from the government. But there was an additional dimension to the emergency, due to the fact that short-term Lehman Brothers and AIG paper was widely-held in money market funds. Fearing that such funds might now turn their backs on commercial credit, the government took a 79.9% stake in AIG, with an $85 billion loan on terms that threatened to wipe out shareholders.

So after more than one year of the credit crisis, nothing that had been tried had worked. The Administration was now in the position of choosing winners and losers among financial institutions. Credit markets faced systemic collapse. A systemic remedy was called for.

On Friday, September 19, 2008, Mr. Paulson proposed a Troubled Asset Relief Plan (“TARP”) under which a $700 billion fund would be set up to buy illiquid mortgage securities from financial institutions. The required new legislation was written with much wrangling in the ten days that followed.

This was a ten-day period with enough news in it to fill a quarter. The last two major independents: Morgan Stanley and Goldman Sachs abandoned the investment banking business model. Washington Mutual, in the biggest bank failure ever, was seized by the Office of Thrift Supervision. Wachovia agreed to sell almost all of its banking business to Citigroup.

On September 29, 2008, Congress sensationally voted down the TARP legislation and the quarter ended with credit markets in a state of atrophy, evidenced by record spreads between commercial interest rates and Treasury yields of comparable terms.

Market movements for the period were defined by the trauma of September.

In US fixed income markets, the Treasury yield curve steepened as investors sought ultimate safety. For the six months ended September 30, 2008, the Treasury Bill yield fell 37 basis points to 0.90%, while the ten-year Treasury Note rose 40 basis points to 3.83%, supported by headline consumer price inflation of 5.4% and increasing calls on the public purse. The Lehman Brothers® U.S. Aggregate Bond (“LBAB”) Index(2) of investment grade bonds returned (1.50)%. But high yield bonds, represented by the Lehman Brothers® High Yield Bond — 2% Issuer Constrained Composite Index(3) returned (6.77)%.

In currencies, the dollar at first continued its weakening trend against the euro. But the tide turned in mid-July and for the whole six months the dollar strengthened by 9.4%. The dollar gained 6.7% on the yen, and 9.8% against the pound.

U.S. equities, represented by the S&P 500® Composite Stock Price Index (“S&P 500® Index”)(4) including dividends, returned (10.90)% for the half-year. Profits for S&P 500® companies suffered their fourth straight quarter of decline, led down by the financials sector. On September 29, 2008, the day TARP legislation was voted down, the S&P 500® Index

MARKET PERSPECTIVE:  SIX MONTHS ENDED SEPTEMBER 30, 2008

suffered the biggest drop since “Black Monday” in October 1987: 8.8%, before recovering about 60% of this the next day.

In international markets, the Morgan Stanley Capital International (“MSCI”) Japan Index(5) fell 10.0% for the six-month period. The export dependent economy suffered from slowing global demand, while high energy prices and political deadlock sapped domestic confidence. The longest postwar expansion came to an end as a dip in exports led to a decline in gross domestic product (“GDP”) of 0.70% in the second quarter of 2008. The MSCI Europe ex UK® Index(6) slumped 15.3%, beset by sharply falling economic activity and inflation at a 16-year high causing the European Central Bank to raise interest rates. In the final few days of September, governments had to throw life-lines to Belgian insurer Fortis, German property company Hypo and Franco-Belgian bank Dexia. In the UK, the MSCI UK® Index(7) fell 12.6%, as elsewhere lenders were tightening their rules and house price declines were accelerating. In the last two weeks of September the Bank of England force-marched Halifax Bank of Scotland into the arms of Lloyds TSB and nationalized mortgage lender Bradford and Bingley.

(1)  The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single-family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(2)  The LBAB Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3)  The Lehman Brothers® High Yield Bond — 2% Issuer Constrained Composite Index is an

unmanaged index that measures the performance of fixed-income securities.

(4)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(6)  The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(7)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING GNMA INCOME FUND	PORTFOLIO MANAGERS’ REPORT

ING GNMA Income Fund (the “Fund”) seeks to generate a high level of current income, consistent with liquidity and safety of principal, through investment primarily in Government National Mortgage Association (“GNMA”) mortgage-backed securities (also known as GNMA Certificates) that are guaranteed as to the timely payment of principal and interest by the U.S. government. The Fund is managed by Denis P. Jamison, CFA, Senior Vice President and Senior Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Securities issued by the U.S. Treasury are backed by the full faith and credit of the federal government. Securities issued by individual agencies and organizations may be backed by the full faith and credit of the federal government as to principal or interest but are not direct obligations of the U.S. Treasury. Securities of some agencies and organizations are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. Government securities also include certain mortgage-related securities that are sponsored by a U.S. government agency or organization and are not direct obligations of the U.S. government.

Performance: For the six-month period ended September 30, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of 0.43% compared to the Lehman Brothers® U.S. Mortgage-Backed Securities (“MBS”) Index(1) which returned 1.37%, for the same period.

Portfolio Specifics: Mortgages performed relatively well over the last six months as the yield spread between these securities and U.S. Treasury obligations narrowed. In March, the markets were suffering from a flight to quality prompted by the collapse of Bear Stearns. Investors were worried about contagion to other financial firms and, in our opinion, this caused them to shun mortgage securities. Of course, hindsight has shown these worries were well founded and we are now in the midst of turmoil again. This time around, however, investors seem better able to distinguish good quality, liquid securities such as government-guaranteed mortgages from those at greater risk. Accordingly, the yield spreads between current coupon government-guaranteed mortgages and U.S. Treasuries have not reverted to levels as high as those seen in March.

The various mortgage initiatives designed in Washington to mitigate defaults and widen the scope of government-guaranteed programs are producing new forms of GNMA securities. The FHA-Secure program is designed to help mortgage holders who cannot meet current obligations, while the GNMA JM program is available to borrowers who require loans larger than those formerly available under the Federal Housing Administration (“FHA”) programs. Because the new products are unfamiliar, they typically are priced slightly below standard GNMA offerings. Since the start of the year, the Fund has purchased about $50 million worth of securities issued under the new mandates. So far, these investments have provided modest price appreciation.

The Fund’s benchmark consists primarily of Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”) guaranteed mortgages. At least 80% of the Fund’s holdings must consist of GNMAs Certificates, which put the Fund at a relative disadvantage for the reporting period. FHLMC and FNMA securities returned 25 basis points (or 0.25%) and 40 basis points (or 0.40%), respectively, more than GNMAs during the last six months.

There were no individual positions that significantly enhanced results during the period. Detracting from results was the Fund’s 4%-plus position in low yielding cash and short-term securities. We felt this was necessary given the high level of market volatility. Normally, a significant portion of these non-GNMA holdings would have been invested in longer dated U.S. Treasury obligations, a segment of the market that returned nearly 5% in the quarter ended September.

Current Outlook and Strategy: We believe there is considerable risk that the current period of instability will continue into 2009. Also, the prospect of a significant reduction in the already low federal funds rate lingers over the market. It is our opinion, that in such an environment, U.S. Treasury securities and low coupon mortgages should continue to perform well. However, longer term, we believe the overriding advantage of mortgages is their high yield. Currently, the yield spread between GNMA mortgages priced at par and five-year U.S. Treasury notes exceeds 2.50%. Moreover, mortgage pools priced slightly above par provide a projected 0.40% excess yield to maturity over discount securities. We expect to continue buying higher coupon offerings instead of securities perceived to have better appreciation potential.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

(1)	The Lehman Brothers® U.S. MBS Index is an unmanaged index composed of fixed-income security mortgage pools sponsored by GNMA, FNMA and FHLMC, including GNMA Graduated Payment Mortgages.

PORTFOLIO MANAGERS’ REPORT	ING HIGH YIELD BOND FUND

ING High Yield Bond Fund (the “Fund”) seeks to provide investors with a high level of current income and total return. The Fund is managed by Randall Parrish, CFA and Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six-month period ended September 30, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (7.30)% compared to the Lehman Brothers® High Yield Bond Index(1) and the Lehman Brothers® High Yield Bond — 2% Issuer Constrained Composite Index(2), which returned (7.28)% and (6.77)%, respectively, for the same period.

Portfolio Specifics: The Fund underperformed its benchmark, the Lehman Brothers® High Yield Bond — 2% Issuer Constrained Composite Index, for the six-month period ended September 30, 2008.

For generations to come, the reporting period will fill finance textbooks with case studies. During this time, the markets feared inflation, recession, depression, high oil prices, falling oil prices, hedge fund failures and systemic risk in the financial system. We saw the failure of banks and brokerage houses, government sponsored enterprises, insurance companies, money market funds and a wide range of non-financial companies. The federal government committed its resources to guarantee money market funds, purchase mortgages and commercial paper and invest directly in private financial institutions in an effort to break the freeze that has gripped financial markets here and abroad.

These events wreaked havoc across all risk asset classes. The S&P 500® Index (equities) lost 11.80%, the Lehman US Investment Grade Corporate Index (investment grade debt) lost 8.44% and the Lehman US High Yield Loan Index — a measure of high yield debt — lost 6.77%. Though defaults to date remain low by historical standards, the market priced in greater default risk, widening the performance differential between higher and lower quality bonds (BB-rated bonds: -3.83%, B-rated bonds: -6.08% and CCC-rated bonds: -9.58%).

The reduction in cyclical risk benefited the Fund in the period. An underweight of BB-rated bonds detracted from performance. On the other hand, sector positioning helped. Overweight positions in the environmental, energy, healthcare and wireless sectors added to results, as did underweight positions in retailers, gaming and high-yield financials. An off-benchmark exposure to investment-grade bank hybrid capital issues hurt performance. These securities dropped sharply in price when the U.S. government failed to include the Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”) preferred issues in its rescue of the two mortgage giants.

Given the extent of the sell-off during the period, the “wins” in security selection generally came from the bonds we did not own. The Fund did not hold any bonds that defaulted, and successfully avoided a number of the largest losers. The largest negative impacts came from holdings in directories publishers Idearc, Inc. and RH Donnelley Corp. and holdings related to the planned Huntsman Corp. (“Huntsman”)/Hexion US Finance Corp. (“Hexion”) merger. In anticipation of the deal closing, the Fund held positions in the bonds and also a small position in Huntsman equity. When Hexion sued to get out of the deal, the prices of both the bonds and the stock declined significantly. Huntsman recently won an initial victory in court, and the Fund continues to hold these positions pending resolution of the outstanding lawsuits.

Current Outlook and Strategy: We have expected for several months that the tightening of credit would lead to an acceleration of the default rate. We continue to believe most high yield issuers are well positioned to weather the downturn, but risk has clearly increased for companies with marginal financial profiles. With the United States and much of Europe now likely in recession, we believe the increase in defaults will be more severe than previously anticipated. There has been little liquidity in the market in recent weeks, but we have continued to work to concentrate our holdings in companies we believe are well positioned through the downturn. In our opinion, the market has clearly priced in a much worse outcome, and we believe the sell-off into early October leaves the market near a bottom as spreads now appear to offer attractive compensation even for a higher level of credit losses. Governments worldwide are acting aggressively to head off a worst-case outcome, but we await some sign of success before taking on additional credit risk.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

(1)	The Lehman Brothers® High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities generally representative of corporate bonds rated below investment grade.
(2)	The Lehman Brothers® High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that measures the performance of fixed-income securities.

Top Ten Industries as of September 30, 2008

(as a percent of net assets)

Diversified Financial Services	14.3%
Media	9.7%
Telecommunications	9.4%
Electric	8.0%
Oil & Gas	7.9%
Healthcare - Services	6.8%
Commercial Services	3.6%
Environmental Control	3.0%
Entertainment	2.8%
Chemicals	2.6%

Portfolio holdings are subject to change daily.

ING INTERMEDIATE BOND FUND	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation

as of September 30, 2008

(as a percent of net assets)

U.S. Government Agency Obligations	42.0%
Collateralized Mortgage Obligations	24.8%
U.S. Treasury Obligations	22.8%
Corporate Bonds/Notes	22.1%
Affiliated Mutual Fund	11.4%
Asset-Backed Securities	2.7%
Municipal Bonds	1.1%
Preferred Stock	0.8%
Repurchase Agreement	0.5%
Warrants	0.0%
Other Assets and Liabilities—Net*	(28.2)%

Net Assets	100.0%

*	Includes Securities Lending Collateral

Portfolio holdings are subject to change daily.

ING Intermediate Bond Fund (the “Fund”) seeks to provide investors with a high level of current income, consistent with the preservation of capital and liquidity. The Fund is managed by James B. Kauffmann, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six-month period ended September 30, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (5.95)% compared to the Lehman Brothers® U.S. Aggregate Bond (“LBAB”) Index(1), which returned (1.50)%, for the same period.

Portfolio Specifics: The period witnessed a worldwide and multi-sector collapse of virtually all risk-based asset classes. Disregarding successive and innovative moves by regulators and central banks, markets flew into the hands of perceived safety at an accelerating rate. The House and Senate swiftly passed legislation supporting FNMA and FHLMC explicitly in July. The bankruptcy of Lehman challenged its commercial paper investors, bond holders and derivatives counterparties. The money market fund industry buckled, and several funds either broke the buck or suspended redemptions.

Housing prices continued to drop. The commercial paper markets — a critical source of short-term financing for manufacturing, municipal and financial services — evaporated. The U.S. Congress eventually enacted a $700 billion bailout program but only after adding $150 billion in tax breaks to the bill. Despite this and other innovative responses to the liquidity crisis by central banks, fear continued to grip the lending markets.

In general, the Fund’s duration and yield curve positions detracted from results for the period. Positive real yields abroad compared favorably to negative real yields in the U.S. for the third quarter and resulted in our shorting the U.S. ten-year Treasury and going long ten-year exposures in the UK, Germany and Australia which was positive for the portfolio as foreign rates declined relative to those in the U.S. These positions helped performance by the end of the period.

We actively managed currency exposures during the period, which generally added to performance. While our long yen position was a detractor, shorts in the British pound, Australian and New Zealand dollars were positive.

Developing overweights to investment grade credit and financials hurt performance over the period. The Fund’s exposure to financial companies, such as banks, brokers and insurers, hurt performance relative to the benchmark significantly in the third quarter.

Just as our positions in single name credit default swaps and index credit default swaps helped the Fund endure some of the spread widening early in the period, subsequent spread contraction hurt performance later in the period.

Allocations to non-agency residential mortgage-backed securities (“RMBS”), which are not in the index, were the largest source of underperformance for the portfolio over the last six months. Holdings of sub-prime, Alt-A, non-agency adjustable rate mortgages (“ARMs”) and option ARMs were a significant drag.

Current Strategy and Outlook: We believe that U.S. investment grade credit and securitized assets may be the most undervalued securities in global capital markets. We suspect that many of the battered sectors of the U.S. fixed income market, in our opinion, may rebound before the economy itself bottoms or before other markets feel maximum pain. Nevertheless, recovering from this massive unwinding of leverage is not likely to be instantaneous, and the key is to carefully acquire undervalued bonds and be patient.

We remain overweight securitized assets and RMBS in particular. We do not expect the decline in home prices in the United States to abate soon, yet a number of relative value opportunities may exist in this challenging mortgage market. We are overweight a variety of mortgages and generally view the sector as deeply undervalued.

We are still avoiding the high yield sector, which has not sustained as much pressure as the investment grade credit markets. We will wait for more generalized price weakness or more compelling relative value before entering the emerging markets debt market in a large way.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

(1)	The LBAB Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

Top Ten Industries as of September 30, 2008

(as a percent of net assets)

Collateralized Mortgage Obligations	24.8%
Federal National Mortgage Association	17.5%
Federal Home Loan Mortgage Corporation	13.6%
U.S. Treasury Notes	13.6%
Government National Mortgage Association	10.9%
U.S. Treasury Bonds	8.1%
Diversified Financial Services	7.0%
Banks	5.8%
Electric	1.7%
Other Asset-Backed Securities	1.7%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING NATIONAL TAX-EXEMPT BOND FUND

ING National Tax-Exempt Bond Fund(1) (the “Fund”) seeks to provide investors with a high level of current income that is exempt from federal income taxes, consistent with the preservation of capital. The Fund is managed by Robert Schonbrunn, Karen Cronk, and Richard Kilbride, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance: For the six-month period ended September 30, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (2.07)% compared to the Lehman Brothers® Municipal Bond Index(2) and the Lehman Brothers® U.S. Aggregate Bond (“LBAB”) Index(3), which returned (2.59)% and (1.50)%, respectively, for the same period.

Portfolio Specifics: The municipal bond market has been in a volatile downward trend during the last six months as the combination of monoline insurance capital adequacy issues and the unwinding of leveraged positions increased selling pressure. Tax-exempt interest rates have been forced above comparable Treasury issues all along the yield curve, reflecting the municipal bond market’s weakness compared to Treasuries. Credit quality became the focal point of bond performance during this period, and lower quality sectors severely under performed the higher quality sectors.

This was a difficult market environment in which to be liquidating the Fund, with thin markets and a dearth of buyers. Fortunately, we were able to sell a substantial part of the Fund in late August and early September before conditions in the municipal bond market deteriorated further.

During the first part of the period, the Fund performed relatively well as longer term yields declined while yields on issues maturing in less than 15 years rose. With approximately 46% of the Fund in issues maturing in 10 years and longer, the Fund benefited. Because of the problems at the insurance companies, AAA-rated bonds underperformed AAs and As, which helped the Fund thanks to its heavy weightings in AA- and A-rated issues.

Weaker credits underperformed and the Fund was hurt by its exposure to BBBs and unrated securities. In the third quarter negative pressure built on longer-term issues and weaker credits, which had an adverse effect on the Fund. The program to liquidate holdings in the Fund dominated activity in the latter part of the reporting period.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

(1)	Please note that effective October 23, 2008, the Fund was completely liquidated.
(2)

The Lehman Brothers Municipal Bond Index is an unmanaged index of approximately 1,100 investment-grade tax-exempt bonds classified into four sectors: general obligation, revenue, insured and pre-refunded.

(3)	The LBAB Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

Top Ten Holdings

as of September 30, 2008

(as a percent of net assets)

Illinois Finance Authority, 5.000%, due 08/15/24	23.4%
State of Wisconsin, 5.125%, due 11/01/08	9.3%
City of Seattle, 5.250%, due 12/15/17	7.9%
New York City Transitional Finance Authority, 5.250%, due 08/15/11	6.4%
Harris County-Houston Sports Authority, 5.000%, due 11/15/28	4.4%

Portfolio holdings are subject to change daily.

ING CLASSIC MONEY MARKET FUND	PORTFOLIO MANAGERS’ REPORT

ING Classic Money Market Fund (the “Fund”) seeks to provide investors with a high level of current income, consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share. The Fund is managed by David S. Yealy, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Portfolio Specifics: The reporting period was one of the most difficult periods on record for money market funds. The seizing up of the credit markets and subsequent loss of confidence in numerous issuers led to unprecedented actions by the Federal Reserve, U.S. Treasury and other major central banks across the globe. The systemic risk and capital market panic that ensued has resulted in a worldwide multi-sector collapse of virtually all risk-based asset prices.

Money market funds were no exception as several funds either “broke the buck” or suspended redemptions. The result was a run on prime money funds as investors sought to redeem their funds and move into lower risk Treasury or government money funds or direct government securities. The flight to quality caused the yield on these short-term government securities to drop precipitously while the market for commercial paper and other short-term bank funding evaporated. Asset-backed commercial paper (“ABCP”), which is viewed by the market and the Federal Reserve Board (the “Fed”) as a safe-haven, was the exception as the Fed agreed to buy back ABCP from money market mutual funds at their cost in order to provide liquidity for the funds to meet the redemptions.

Due to extreme risks in the market we chose to focus on increasing liquidity and reducing risk in the Fund and not on maximizing yield.

Daily liquidity was increased from approximately 9% as of June 30, 2008 to approximately 20% as of September 30, 2008. The increase in daily liquidity was accomplished by investing the proceeds of maturing credit-risk issues into overnight repurchase agreements, instead of the normal practice of buying new securities of those issuers or similar credits out in longer maturities. In addition to the increase in daily liquidity, the Fund maintained an overweight exposure to ABCP at 34% and held a 7% U.S. Government agency exposure. These changes allowed us to reduce credit exposure and risk over the period.

Current Outlook and Strategy: We think the recent actions taken by the Fed, the U.S. Treasury and central banks globally will unfreeze inter-bank lending and ultimately lending to corporations and consumers. We believe the government will continue to play a major role in providing short-term funding via the discount window, the various auction facilities, the ABCP purchase program or the new commercial paper purchase program. We expect LIBOR and rates for money market securities to decline over the near term.

Money market funds in general should slowly resume buying the commercial paper and CDs of the top-tier issuers that they recently stopped funding. We expect that ABCP with maturities of January 31, 2009 or shorter and repurchase agreements will continue to be the primary Fund holdings in the near-term, as the short-term funding markets attempt to return to normalcy. This is likely to be a slow process. Recent developments do not guarantee it, but we believe a return to normalcy has become more likely. We are taking a cautious approach with the Fund. We want to be sure that the recent central bank actions will translate into actual improved market conditions and lending before increasing our exposure to the large, top-tier banks that have received the backing of their central banks and governments. Liquidity and low risk are still our primary objectives, with yield taking either a back seat or waiting for the next train.

Principal Risk Factors: Please see the “Notes to Financial Statements” section for information regarding the Fund’s participation in the U.S. Treasury Department’s Temporary Guarantee Program for money market funds and the Capital Support Agreement that the Fund has entered into.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

PORTFOLIO MANAGERS’ REPORT	ING INSTITUTIONAL PRIME MONEY MARKET FUND

Investment Type Allocation

as of September 30, 2008

(as a percent of net assets)

Commercial Paper	63.0%
Repurchase Agreement	26.1%
Corporate Bond/Notes	9.1%
Certificates of Deposit	4.5%
U.S. Government Agency Obligations	2.0%
Other Assets and Liabilities — Net	(4.7)%

Portfolio holdings are subject to change daily.

ING Institutional Prime Money Market Fund (the “Fund”) seeks to provide investors with a high level of current income, consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share. The Fund is managed by David S. Yealy, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Portfolio Specifics: The reporting period was one of the most difficult periods on record for money market funds. The seizing up of the credit markets and subsequent loss of confidence in numerous issuers led to unprecedented actions by the Federal Reserve, U.S. Treasury and other major central banks across the globe. The systemic risk and capital market panic that ensued has resulted in a worldwide multi-sector collapse of virtually all risk-based asset prices.

Money market funds were no exception as several funds either “broke the buck” or suspended redemptions. The result was a run on prime money funds as investors sought to redeem their funds and move into lower risk Treasury or government money funds or direct government securities. The flight to quality caused the yield on these short-term government securities to drop precipitously while the market for commercial paper and other short-term bank funding evaporated. Asset-backed commercial paper (ABCP), which is viewed by the market and the Federal Reserve as a safe-haven, was the exception as the Fed agreed to buy back ABCP from money market mutual funds at their cost in order to provide liquidity for the funds to meet the redemptions.

Due to extreme risks in the market we chose to focus on increasing liquidity and reducing risk in the Fund and not on maximizing yield. Daily liquidity was increased from approximately 23% as of June 30, 2008 to over 34% as of September 30, 2008. The increase in daily liquidity was accomplished by investing the proceeds of maturing credit-risk issues into overnight repurchase agreements, instead of the normal practice of buying new securities of those issuers or similar credits out in longer maturities. In addition to the increase in daily liquidity, the Fund maintained an overweight exposure to ABCP at 40% and held a 2% U.S. Govt. agency exposure. These changes allowed us to reduce credit exposure and risk over the period.

Current Outlook and Strategy: We think the recent actions taken by the Fed, the U.S. Treasury and central banks globally will unfreeze inter-bank lending and ultimately lending to corporations and consumers. We believe the government will continue to play a major role in providing short-term funding via the discount window, the various auction facilities, the ABCP purchase program or the new commercial paper purchase program. We expect LIBOR and rates for money market securities to decline over the near term.

Money market funds in general should slowly resume buying the commercial paper and CDs of the top-tier issuers that they recently stopped funding. We expect that ABCP with maturities of January 31, 2009 or shorter and repurchase agreements will continue to be the primary Fund holdings in the near-term, as the short-term funding markets attempt to return to normalcy. This is likely to be a slow process. Recent developments do not guarantee it, but we believe a return to normalcy has become more likely. We are taking a cautious approach with the Fund. We want to be sure that the recent central bank actions will translate into actual improved market conditions and lending before increasing our exposure to the large, top-tier banks that have received the backing of their central banks and governments. Liquidity and low risk are still our primary objectives, with yield taking either a back seat or waiting for the next train.

Principal Risk Factors: Please see the “Notes to Financial Statements” section for information regarding the Fund’s participation in the U.S. Treasury Department’s Temporary Guarantee Program for money market funds and the Capital Support Agreement that the Fund has entered into.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2008 to September 30, 2008. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ING GNMA Income Fund	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2008*
Actual Fund Return
Class A	$1,000.00	$1,004.30	0.97%	$4.87
Class B	1,000.00	1,001.60	1.72	8.63
Class C	1,000.00	1,001.70	1.72	8.63
Class I	1,000.00	1,005.90	0.66	3.32
Class Q	1,000.00	1,005.80	0.91	4.58
Class W	1,000.00	1,005.70	0.66	3.32
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,020.26	0.97%	$4.91
Class B	1,000.00	1,016.50	1.72	8.69
Class C	1,000.00	1,016.50	1.72	8.69
Class I	1,000.00	1,021.76	0.66	3.35
Class Q	1,000.00	1,020.51	0.91	4.61
Class W	1,000.00	1,021.51	0.66	3.35

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING High Yield Bond Fund	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2008*
Actual Fund Return
Class A	$1,000.00	$927.00	1.10%	$5.31
Class B	1,000.00	923.40	1.85	8.92
Class C	1,000.00	923.60	1.85	8.92
Class I(1)	1,000.00	932.00	0.85	1.39
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,019.55	1.10%	$5.57
Class B	1,000.00	1,015.79	1.85	9.35
Class C	1,000.00	1,015.79	1.85	9.35
Class I	1,000.00	1,020.81	0.85	4.31
ING Intermediate Bond Fund
Actual Fund Return
Class A	$1,000.00	$940.50	0.69%	$3.36
Class B	1,000.00	936.60	1.44	6.99
Class C	1,000.00	935.70	1.44	6.99
Class I	1,000.00	941.40	0.36	1.75
Class O	1,000.00	939.60	0.69	3.35
Class R	1,000.00	938.60	0.94	4.57
Class W	1,000.00	944.20	0.44	2.14
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,021.61	0.69%	$3.50
Class B	1,000.00	1,017.85	1.44	7.28
Class C	1,000.00	1,017.85	1.44	7.28
Class I	1,000.00	1,023.26	0.36	1.83
Class O	1,000.00	1,021.61	0.69	3.50
Class R	1,000.00	1,020.36	0.94	4.76
Class W	1,000.00	1,022.86	0.44	2.23
ING National Tax-Exempt Bond Fund
Actual Fund Return
Class A	$1,000.00	$979.30	0.87%	$4.32
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,020.71	0.87%	$4.41
ING Classic Money Market Fund
Actual Fund Return
Class A	$1,000.00	$1,010.80	0.77%	$3.88
Class B	1,000.00	1,006.90	1.34	6.74
Class C	1,000.00	1,006.90	1.34	6.74
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,021.21	0.77%	$3.90
Class B	1,000.00	1,018.35	1.34	6.78
Class C	1,000.00	1,018.35	1.34	6.78

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.
(1)	Commencement of operations for Class I was July 31, 2008. Expenses paid reflect the 62 day period ended September 30, 2008.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING Institutional Prime Money Market Fund	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2008*
Actual Fund Return
Class I	$1,000.00	$1,013.00	$0.15%	$0.76
Class IS	1,000.00	1,013.50	0.20	1.01
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,024.32	0.15%	$0.76
Class IS	1,000.00	1,024.07	0.20	1.01

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

STATEMENTS OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2008 (UNAUDITED)

	ING GNMA Income Fund	ING High Yield Bond Fund	ING Intermediate Bond Fund
ASSETS:
Investments in securities at value+*	$590,037,304	$93,150,189	$1,454,719,809
Short-term investments**	—	—	214,736,704
Short-term investments in affiliates at amortized cost	—	4,000,000	142,450,000
Short-term investments at amortized cost	—	513,000	6,324,000
Cash	7,208,608	—	—
Cash collateral for futures	—	—	9,162,043
Swap collateral	—	380,000	1,150,000
Foreign currencies at value***	—	—	2,318,519
Receivables:
Investment securities sold	3,048,823	118,000	1,223,778
Investment securities sold on a delayed-delivery or when-issued basis	—	—	30,430,290
Fund shares sold	3,097,911	208,356	4,607,509
Dividends and interest	3,017,510	2,841,213	10,081,477
Variation margin	—	—	5,704,341
Unrealized appreciation on forward foreign currency contracts	—	—	1,374,128
Upfront payments made on swap agreements	—	—	7,297,163
Unrealized appreciation on swap agreements	—	504,909	24,477,179
Prepaid expenses	49,682	37,361	63,997
Reimbursement due from manager	—	15,139	49,755

Total assets	606,459,838	101,768,167	1,916,170,692

LIABILITIES:
Payable for investment securities purchased on a delayed-delivery or when-issued basis	—	—	422,374,948
Payable for investment securities purchased	—	—	354,061
Payable for fund shares redeemed	3,691,181	330,843	5,856,431
Payable for futures variation margin	—	—	425,157
Payable upon receipt of securities loaned	—	—	217,650,328
Unrealized depreciation on forward foreign currency contracts	—	—	1,024,268
Upfront payments received on swap agreements	—	362,500	5,074,810
Unrealized depreciation on swap agreements	—	992,830	9,886,244
Income distribution payable	—	381,326	896,240
Payable to affiliates	448,791	93,561	520,779
Payable to custodian due to bank overdraft	—	463,030	1,281,939
Payable for trustee fees	22,931	4,067	6,866
Other accrued expenses and liabilities	158,838	94,072	474,151

Total liabilities	4,321,741	2,722,229	665,826,222

NET ASSETS	$602,138,097	$99,045,938	$1,250,344,470

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$613,893,656	$412,608,621	$1,388,949,112
Undistributed net investment income (distributions in excess of net investment income)	1,574,497	(562,291)	510,293
Accumulated net realized gain (loss) on investments, foreign currency related transactions, futures, short positions and swaps	(15,112,805)	(294,624,664)	13,920,369
Net unrealized appreciation or depreciation on investments, foreign currency related transactions, futures and swaps	1,782,749	(18,375,728)	(153,035,304)

NET ASSETS	$602,138,097	$99,045,938	$1,250,344,470

+ Including securities loaned at value	$—	$—	$207,667,983
* Cost of investments in securities	$588,254,555	$111,037,996	$1,621,898,956
** Cost of short-term investments	$—	$—	$217,650,328
*** Cost of foreign currencies	$—	$—	$2,333,619

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2008 (UNAUDITED) (CONTINUED)

	ING GNMA Income Fund	ING High Yield Bond Fund	ING Intermediate Bond Fund
Class A:
Net assets	$502,014,891	$71,381,634	$652,470,474
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	59,828,400	10,200,887	70,102,697
Net asset value and redemption price per share	$8.39	$7.00	$9.31
Maximum offerering price per share (2.50%)(1)	$8.61	$7.18	$9.55
Class B:
Net assets	$40,021,952	$18,246,693	$31,792,617
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	4,795,919	2,609,095	3,422,245
Net asset value and redemption price per share(2)	$8.35	$6.99	$9.29
Maximum offering price per share	$8.35	$6.99	$9.29
Class C:
Net assets	$39,751,269	$9,414,863	$67,800,614
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	4,757,365	1,344,915	7,294,324
Net asset value and redemption price per share(2)	$8.36	$7.00	$9.29
Maximum offering price per share	$8.36	$7.00	$9.29
Class I:
Net assets	$19,245,865	$2,748	$426,791,949
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	2,291,559	393	45,851,559
Net asset value and redemption price per share	$8.40	$7.00	$9.31
Maximum offering price per share	$8.40	$7.00	$9.31
Class O:
Net assets	n/a	n/a	$48,455,030
Shares authorized	n/a	n/a	unlimited
Par value	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	5,204,379
Net asset value and redemption price per share	n/a	n/a	$9.31
Maximum offering price per share	n/a	n/a	$9.31
Class Q:
Net assets	$42,844	n/a	n/a
Shares authorized	unlimited	n/a	n/a
Par value	$0.001	n/a	n/a
Shares outstanding	5,091	n/a	n/a
Net asset value and redemption price per share	$8.42	n/a	n/a
Maximum offering price per share	$8.42	n/a	n/a
Class R:
Net assets	n/a	n/a	$17,800,005
Shares authorized	n/a	n/a	unlimited
Par value	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	1,909,824
Net asset value and redemption price per share	n/a	n/a	$9.32
Maximum offering price per share	n/a	n/a	$9.32
Class W:
Net assets	$1,061,276	n/a	$5,233,781
Shares authorized	unlimited	n/a	unlimited
Par value	$0.001	n/a	$0.001
Shares outstanding	126,276	n/a	562,732
Net asset value and redemption price per share	$8.40	n/a	$9.30
Maximum offering price per share	$8.40	n/a	$9.30

(1)	Maximum offering price is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2008 (UNAUDITED)

	ING National Tax- Exempt Bond Fund	ING Classic Money Market Fund	ING Institutional Prime Money Market Fund
ASSETS:
Investments in securities at value*	$1,660,733	$—	$—
Short-term investments at amortized cost	—	1,161,733,997	1,226,033,460
Repurchase Agreements	—	209,729,000	407,662,000
Cash	1,578,977	227,740	22,575
Receivables:
Fund shares sold	—	3,518,999	81,948,858
Dividends and interest	21,111	3,122,526	1,621,880
Prepaid expenses	—	230,911	34,033
Reimbursement due from manager	22,522	63,000	—

Total assets	3,283,343	1,378,626,173	1,717,322,806

LIABILITIES:
Payable for fund shares redeemed	—	2,373,030	153,275,250
Income distribution payable	18,141	9,516	2,814,783
Payable to affiliates	17,908	760,301	93,065
Payable for trustee fees	1,618	20,717	6,950
Other accrued expenses and liabilities	12,949	186	99,837

Total liabilities	50,616	3,163,750	156,289,885

NET ASSETS	$3,232,727	$1,375,462,423	$1,561,032,921

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$4,973,854	$1,374,902,556	$1,561,260,498
Undistributed net investment income (distributions in excess of net investment income)	(17,972)	591,154	(21,216)
Accumulated net realized loss on investments	(1,485,851)	(31,287)	(206,361)
Net unrealized depreciation on investments	(237,304)	—	—

NET ASSETS	$3,232,727	$1,375,462,423	$1,561,032,921

* Cost of investments in securities	$1,898,037	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2008 (UNAUDITED) (CONTINUED)

	ING National Tax- Exempt Bond Fund		ING Classic Money Market Fund	ING Institutional Prime Money Market Fund
Class A:
Net assets	$3,232,727		$1,347,051,307	n/a
Shares authorized	unlimited		unlimited	n/a
Par value	$0.001		$0.001	n/a
Shares outstanding	342,000		1,346,478,375	n/a
Net asset value and redemption price per share	$9.45		$1.00	n/a
Maximum offerering price per share (2.50%)	$9.69	(1)	$1.00	n/a
Class B:
Net assets	n/a		$16,855,576	n/a
Shares authorized	n/a		unlimited	n/a
Par value	n/a		$0.001	n/a
Shares outstanding	n/a		16,868,442	n/a
Net asset value and redemption price per share(2)	n/a		$1.00	n/a
Maximum offering price per share	n/a		$1.00	n/a
Class C:
Net assets	n/a		$11,555,540	n/a
Shares authorized	n/a		unlimited	n/a
Par value	n/a		$0.001	n/a
Shares outstanding	n/a		11,556,341	n/a
Net asset value and redemption price per share(2)	n/a		$1.00	n/a
Maximum offering price per share	n/a		$1.00	n/a
Class I:
Net assets	n/a		n/a	$1,561,031,920
Shares authorized	n/a		n/a	unlimited
Par value	n/a		n/a	$0.001
Shares outstanding	n/a		n/a	1,561,288,533
Net asset value and redemption price per share	n/a		n/a	$1.00
Maximum offering price per share	n/a		n/a	$1.00
Class IS:
Net assets	n/a		n/a	$1,001
Shares authorized	n/a		n/a	unlimited
Par value	n/a		n/a	$0.001
Shares outstanding	n/a		n/a	1,001
Net asset value and redemption price per share	n/a		n/a	$1.00
Maximum offering price per share	n/a		n/a	$1.00

(1)	Maximum offering price is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2008 (UNAUDITED)

	ING GNMA Income Fund	ING High Yield Bond Fund	ING Intermediate Bond Fund
INVESTMENT INCOME:
Dividends(1)	$—	$23,392	$1,972,480
Interest	16,336,051	5,142,696	35,079,927
Securities lending income, net	—	—	957,266

Total investment income	16,336,051	5,166,088	38,009,673

EXPENSES:
Investment management fees	1,424,496	293,297	1,144,326
Distribution and service fees:
Class A	631,779	102,515	925,194
Class B	213,716	113,656	184,379
Class C	181,252	51,373	387,530
Class O	—	—	66,940
Class Q	53	—	—
Class R	—	—	45,906
Transfer agent fees:
Class A	182,416	63,324	473,901
Class B	17,821	17,552	23,610
Class C	13,111	7,933	49,547
Class I	1,078	—	98,559
Class O	—	—	34,201
Class Q	1	—	—
Class R	—	—	11,149
Class W	234	—	1,107
Administrative service fees	303,082	57,509	673,132
Shareholder reporting expense	86,715	54,970	174,000
Registration fees	56,210	33,656	69,831
Professional fees	26,343	9,544	46,229
Custody and accounting expense	33,124	15,934	86,685
Trustee fees	13,335	985	17,754
Miscellaneous expense	10,788	7,519	20,976
Interest expense	—	3,300	—

Total expenses	3,195,554	833,067	4,534,956
Net waived and reimbursed fees	—	(73,984)	(123,782)

Net expenses	3,195,554	759,083	4,411,174

Net investment income	13,140,497	4,407,005	33,598,499

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES, SHORT POSITIONS AND SWAPS:
Net realized gain (loss) on:
Investments	(1,340,406)	(3,334,358)	2,405,460
Foreign currency related transactions	—	103	3,067,148
Futures	—	—	(13,470,221)
Short positions	—	1,500	—
Swaps	—	58,153	(4,206,677)

Net realized loss on investments, foreign currency related transactions, futures, short positions and swaps	(1,340,406)	(3,274,602)	(12,204,290)

Net change in unrealized appreciation or depreciation on:
Investments	(9,758,491)	(7,642,645)	(105,250,388)
Foreign currency related transactions	—	—	1,018,353
Futures	—	—	3,562,869
Short positions	—	(3,750)	—
Swaps	—	(1,261,640)	(1,028,968)

Net change in unrealized appreciation or depreciation on investments, foreign currency related transaction, futures, short positions and swaps	(9,758,491)	(8,908,035)	(101,698,134)

Net realized and unrealized loss on investments, foreign currency related transactions, futures, short positions and swaps	(11,098,897)	(12,182,637)	(113,902,424)

Increase (decrease) in net assets resulting from operations	$2,041,600	$(7,775,632)	$(80,303,925)

(1) Affiliated dividend income	$—	$18,653	$1,491,687

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2008 (UNAUDITED)

	ING National Tax- Exempt Bond Fund	ING Classic Money Market Fund	ING Institutional Prime Money Market Fund
INVESTMENT INCOME:
Interest	$628,653	$20,177,850	$11,259,536

Total investment income	628,653	20,177,850	11,259,536

EXPENSES:
Investment management fees	44,229	1,797,961	328,350
Distribution and service fees:
Class A	29,534	5,278,547	—
Class B	13,284	88,087	—
Class C	16,010	65,695	—
Transfer agent fees:
Class A	1,755	70,388	—
Class B	200	881	—
Class C	237	657	—
Class I	—	—	22,218
Administrative service fees	14,743	—	—
Shareholder reporting expense	1,041	162,537	60,066
Registration fees	51,122	245,811	52,688
Professional fees	2,798	69,250	61,168
Custody and accounting expense	1,243	66,713	41,013
Trustee fees	350	13,726	15,531
Miscellaneous expense	1,750	13,795	35,574
Interest expense	—	1,868	—

Total expenses	178,296	7,875,916	616,608
Net waived and reimbursed fees	(28,410)	(2,251,184)	—

Net expenses	149,886	5,624,732	616,608

Net investment income	478,767	14,553,118	10,642,928

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	(1,454,245)	34,711	17,521
Net change in unrealized appreciation or depreciation on investments	518,403	—	—

Net realized and unrealized gain (loss) on investments	(935,842)	34,711	17,521

Increase (decrease) in net assets resulting from operations	$(457,075)	$14,587,829	$10,660,449

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING GNMA Income Fund		ING High Yield Bond Fund
	Six Months Ended September 30, 2008	Year Ended March 31, 2008	Six Months Ended September 30, 2008	Year Ended March 31, 2008
FROM OPERATIONS:
Net investment income	$13,140,497	$26,323,003	$4,407,005	$10,709,919
Net realized loss on investments, foreign currency related transactions, short positions and swaps	(1,340,406)	(557,710)	(3,274,602)	(3,519,737)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, short positions and swaps	(9,758,491)	14,431,867	(8,908,035)	(14,311,005)

Increase (decrease) in net assets resulting from operations	2,041,600	40,197,160	(7,775,632)	(7,120,823)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(11,073,477)	(22,746,437)	(3,540,155)	(7,399,555)
Class B	(787,998)	(1,928,106)	(892,898)	(2,347,829)
Class C	(658,721)	(1,327,518)	(405,912)	(879,834)
Class I	(501,263)	(752,915)	(50)	—
Class Q	(942)	(2,196)	—	—
Class W	(12,784)	(13)	—	—

Total distributions	(13,035,185)	(26,757,185)	(4,839,015)	(10,627,218)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	72,602,964	135,282,097	6,874,122	19,716,245
Reinvestment of distributions	10,848,406	22,263,959	2,497,225	5,417,037

	83,451,370	157,546,056	9,371,347	25,133,282
Cost of shares redeemed	(89,461,695)	(177,395,457)	(16,018,732)	(52,319,373)

Net decrease in net assets resulting from capital share transactions	(6,010,325)	(19,849,401)	(6,647,385)	(27,186,091)

Net decrease in net assets	(17,003,910)	(6,409,426)	(19,262,032)	(44,934,132)

NET ASSETS:
Beginning of period	619,142,007	625,551,433	118,307,970	163,242,102

End of period	$602,138,097	$619,142,007	$99,045,938	$118,307,970

Undistributed net investment income (distributions in excess of net investment income) at end of period	$1,574,497	$1,469,185	$(562,291)	$(130,281)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Intermediate Bond Fund		ING National Tax-Exempt Bond Fund
	Six Months Ended September 30, 2008	Year Ended March 31, 2008	Six Months Ended September 30, 2008	Year Ended March 31, 2008
FROM OPERATIONS:
Net investment income	$33,598,499	$62,064,522	$478,767	$1,038,976
Net realized gain (loss) on investments, foreign currency related transactions, futures, and swaps	(12,204,290)	31,278,933	(1,454,245)	(24,790)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures and swaps	(101,698,134)	(51,475,223)	518,403	(1,296,013)

Increase (decrease) in net assets resulting from operations	(80,303,925)	41,868,232	(457,075)	(281,827)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(16,802,815)	(33,641,104)	(413,590)	(884,649)
Class B	(688,677)	(1,711,825)	(37,532)	(82,444)
Class C	(1,454,903)	(2,949,270)	(44,369)	(71,919)
Class I	(10,306,779)	(15,026,825)	—	—
Class O	(1,219,358)	(2,418,264)	—	—
Class R	(399,124)	(483,427)	—	—
Class W	(133,057)	(323)	—	—

Total distributions	(31,004,713)	(56,231,038)	(495,491)	(1,039,012)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	292,161,445	477,476,865	2,614,279	5,623,997
Reinvestment of distributions	25,236,891	45,349,340	71,797	128,307

	317,398,336	522,826,205	2,686,076	5,752,304
Cost of shares redeemed	(304,169,662)	(315,482,815)	(27,387,630)	(2,673,179)

Net increase (decrease) in net assets resulting from capital share transactions	13,228,674	207,343,390	(24,701,554)	3,079,125

Net increase (decrease) in net assets	(98,079,964)	192,980,584	(25,654,120)	1,758,286

NET ASSETS:
Beginning of period	1,348,424,434	1,155,443,850	28,886,847	27,128,561

End of period	$1,250,344,470	$1,348,424,434	$3,232,727	$28,886,847

Undistributed net investment income (distributions in excess of net investment income) at end of period	$510,293	$(2,083,493)	$(17,972)	$(1,248)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Classic Money Market Fund		ING Institutional Prime Money Market Fund
	Six Months Ended September 30, 2008	Year Ended March 31, 2008	Six Months Ended September 30, 2008	Year Ended March 31, 2008
FROM OPERATIONS:
Net investment income	$14,553,118	$48,689,912	$10,642,928	$43,858,903
Net realized gain (loss) on investments	34,711	65,348	17,521	(211,929)

Increase in net assets resulting from operations	14,587,829	48,755,260	10,660,449	43,646,974

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(13,746,743)	(47,532,303)	—	—
Class B	(122,297)	(798,518)	—	—
Class C	(91,339)	(359,087)	—	—
Class I	—	—	(10,642,032)	(43,858,890)
Class IS	—	—	(13)	(13)
Net realized gains:
Class I	—	—	—	(66,392)

Total distributions	(13,960,379)	(48,689,908)	(10,642,045)	(43,925,295)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	337,528,510	1,266,591,607	6,703,461,871	12,985,911,059
Reinvestment of distributions	13,826,691	48,135,580	929,764	7,988,771

	351,355,201	1,314,727,187	6,704,391,635	12,993,899,830
Cost of shares redeemed	(509,839,486)	(730,774,391)	(5,943,427,371)	(12,917,901,065)

Net increase (decrease) in net assets resulting from capital share transactions	(158,484,285)	583,952,796	760,964,264	75,998,765

Net increase (decrease) in net assets	(157,856,835)	584,018,148	760,982,668	75,720,444

NET ASSETS:
Beginning of period	1,533,319,258	949,301,110	800,050,253	724,329,809

End of period	$1,375,462,423	$1,533,319,258	$1,561,032,921	$800,050,253

Undistributed net investment income (distributions in excess of net investment income) at end of period	$591,154	$(1,585)	$(21,216)	$(22,099)

See Accompanying Notes to Financial Statements

ING GNMA INCOME FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended September 30, 2008	Year Ended March 31,
		2008	2007	2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$8.54	8.35	8.30	8.52	8.91	9.00
Income (loss) from investment operations:
Net investment income	$0.19	0.37	0.37	0.40	0.37	0.32
Net realized and unrealized gain (loss) on investments	$(0.15)	0.20	0.09	(0.19)	(0.31)	0.02
Total from investment operations	$0.04	0.57	0.46	0.21	0.06	0.34
Lest distributions from:
Net investment income	$0.19	0.38	0.41	0.43	0.45	0.43
Total distributions	$0.19	0.38	0.41	0.43	0.45	0.43
Net asset value, end of period	$8.39	8.54	8.35	8.30	8.52	8.91
Total Return(1)%	0.43	7.00	5.72	2.50	0.74	3.88
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$502,015	515,916	515,469	504,734	521,688	592,066
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	0.97	0.96	0.95	0.99	0.98	1.04
Net expenses after expense waiver(2)(3)%	0.97	0.96	0.94	0.98	0.98	1.04
Net investment income after expense waiver(2)(3)%	4.42	4.45	4.49	4.70	4.27	3.57
Portfolio turnover rate %	14	32	99	39	40	128

	Class B
	Six Months Ended September 30, 2008	Year Ended March 31,
		2008	2007	2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$8.49	8.30	8.26	8.48	8.87	8.96
Income (loss) from investment operations:
Net investment income	$0.15	0.31	0.30	0.33	0.29	0.25
Net realized and unrealized gain (loss) on investments	$(0.14)	0.19	0.09	(0.18)	(0.29)	0.02
Total from investment operations	$0.01	0.50	0.39	0.15	—	0.27
Lest distributions from:
Net investment income	$0.15	0.31	0.35	0.37	0.39	0.36
Total distributions	$0.15	0.31	0.35	0.37	0.39	0.36
Net asset value, end of period	$8.35	8.49	8.30	8.26	8.48	8.87
Total Return(1)%	0.16	6.24	4.84	1.75	(0.02)	3.12
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$40,022	45,963	58,568	78,823	99,130	130,339
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	1.72	1.71	1.70	1.74	1.73	1.79
Net expenses after expense waiver(2)(3)%	1.72	1.71	1.69	1.73	1.73	1.79
Net investment income after expense waiver(2)(3)%	3.66	3.70	3.73	3.95	3.52	2.84
Portfolio turnover rate %	14	32	99	39	40	128

(1)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions as net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2)

The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(3)	Annualized for periods less than one year.

See Accompanying Notes to Financial Statements

ING GNMA INCOME FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended September 30, 2008	Year Ended March 31,
		2008	2007	2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$8.50	8.31	8.27	8.49	8.88	8.97
Income (loss) from investment operations:
Net investment income	$0.15	0.31	0.31	0.33	0.29	0.25
Net realized and unrealized gain (loss) on investments	$(0.14)	0.20	0.08	(0.18)	(0.29)	0.02
Total from investment operations	$0.01	0.51	0.39	0.15	—	0.27
Less distributions from:
Net investment income	$0.15	0.32	0.35	0.37	0.39	0.36
Total distributions	$0.15	0.32	0.35	0.37	0.39	0.36
Net asset value, end of period	$8.36	8.50	8.31	8.27	8.49	8.88
Total Return(1)%	0.17	6.23	4.85	1.74	(0.03)	3.11
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$39,751	36,218	37,280	34,997	43,094	65,762
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	1.72	1.71	1.70	1.74	1.73	1.79
Net expenses after expense waiver(2)(3)%	1.72	1.71	1.69	1.73	1.73	1.79
Net investment income after expense waiver(2)(3)%	3.68	3.70	3.73	3.95	3.51	2.92
Portfolio turnover rate %	14	32	99	39	40	128

	Class I
	Six Months Ended September 30, 2008	Year Ended March 31,
		2008	2007	2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$8.55	8.35	8.31	8.53	8.92	9.01
Income (loss) from investment operations:
Net investment income	$0.20	0.40	0.40	0.45	0.41	0.35
Net realized and unrealized gain (loss) on investments	$(0.15)	0.20	0.08	(0.21)	(0.32)	0.01
Total from investment operations	$0.05	0.60	0.48	0.24	0.09	0.36
Less distributions from:
Net investment income	$0.20	0.40	0.44	0.46	0.48	0.45
Total distributions	$0.20	0.40	0.44	0.46	0.48	0.45
Net asset value, end of period	$8.40	8.55	8.35	8.31	8.53	8.92
Total Return(1)%	0.59	7.42	5.92	2.82	1.05	4.21
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$19,246	21,002	14,181	18,287	10,539	8,760
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	0.66	0.67	0.65	0.67	0.68	0.71
Net expenses after expense waiver(2)(3)%	0.66	0.67	0.65	0.67	0.68	0.71
Net investment income after expense waiver(2)(3)%	4.73	4.74	4.77	4.96	4.59	3.94
Portfolio turnover rate %	14	32	99	39	40	128

(1)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2)

The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(3)	Annualized for periods less than one year.

See Accompanying Notes to Financial Statements

ING GNMA INCOME FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class Q
	Six Months Ended September 30, 2008	Year Ended March 31,
		2008	2007	2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$8.56	8.37	8.32	8.53	8.92	9.01
Income (loss) from investment operations:
Net investment income	$0.19	0.38	0.36	0.40	0.39	0.32
Net realized and unrealized gain (loss) on investments	$(0.14)	0.19	0.11	(0.18)	(0.33)	0.02
Total from investment operations	$0.05	0.57	0.47	0.22	0.06	0.34
Less distributions from:
Net investment income	$0.19	0.38	0.42	0.43	0.45	0.43
Total distributions	$0.19	0.38	0.42	0.43	0.45	0.43
Net asset value, end of period	$8.42	8.56	8.37	8.32	8.53	8.92
Total Return(2)%	0.58	7.06	5.76	2.65	0.76	3.94
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$43	43	53	82	103	134
Ratios to average net assets:
Gross expenses prior to expense waiver(4)%	0.91	0.92	0.90	0.92	0.93	0.96
Net expenses after expense waiver(3)(4)%	0.91	0.92	0.90	0.92	0.93	0.96
Net investment income after expense waiver(3)(4)%	4.49	4.49	4.53	4.77	4.32	3.62
Portfolio turnover rate %	14	32	99	39	40	128

	Class W
	Six Months Ended September 30, 2008	December 17, 2007(1) to March 31, 2008
Per Share Operating Performance:
Net asset value, beginning of period	$8.55	8.39
Income (loss) from investment operations:
Net investment income	$0.21	0.11
Net realized and unrealized gain (loss) on investments	$(0.16)	0.15
Total from investment operations	$0.05	0.26
Less distributions from:
Net investment income	$0.20	0.10
Total distributions	$0.20	0.10
Net asset value, end of period	$8.40	8.55
Total Return(2)%	0.57	3.16
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,061	1
Ratios to average net assets:
Gross expense prior to expense waiver(4)%	0.66	0.64
Net expense after expense waiver(3)(4)%	0.66	0.64
Net investment income after expense waiver(3)(4)%	4.84	4.86
Portfolio turnover rate %	14	32

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions as net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(4)	Annualized for periods less than one year.

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended September 30, 2008	Year Ended March 31,
		2008	2007	2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$7.89	8.99	8.71	8.75	8.88	8.29
Income (loss) from investment operations:
Net investment income	$0.31	0.67	0.61	0.55	0.54	0.59
Net realized and unrealized gain (loss) on investments	$(0.86)	(1.10)	0.27	(0.04)	(0.13)	0.60
Total from investment operations	$(0.55)	(0.43)	0.88	0.51	0.41	1.19
Less distributions from:
Net investment income	$0.34	0.67	0.60	0.55	0.54	0.60
Total distributions	$0.34	0.67	0.60	0.55	0.54	0.60
Net asset value, end of period	$7.00	7.89	8.99	8.71	8.75	8.88
Total Return(1)%	(7.30)	(5.10)	10.54	6.01	4.73	14.70
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$71,382	83,327	104,328	99,178	110,683	44,009
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment(3)%	1.23	1.16	1.11	1.31	1.33	1.33
Net expenses after expense waiver/recoupment(2)(3)%	1.10 †	1.11 †	1.10	1.18	1.22	1.29
Net investment income after expense waiver/recoupment(2)(3)%	7.89 †	7.86 †	6.98	6.27	6.12	6.81
Portfolio turnover rate %	34	66	122	111	119	105

	Class B
	Six Months Ended September 30, 2008	Year Ended March 31,
		2008	2007	2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$7.88	8.98	8.70	8.74	8.88	8.28
Income (loss) from investment operations:
Net investment income	$0.28	0.61	0.53	0.47	0.48	0.53
Net realized and unrealized gain (loss) on investments	$(0.86)	(1.11)	0.29	(0.03)	(0.15)	0.60
Total from investment operations	$(0.58)	(0.50)	0.82	0.44	0.33	1.13
Less distributions from:
Net investment income	$0.31	0.60	0.54	0.48	0.47	0.53
Total distributions	$0.31	0.60	0.54	0.48	0.47	0.53
Net asset value, end of period	$6.99	7.88	8.98	8.70	8.74	8.88
Total Return(1)%	(7.66)	(5.82)	9.72	5.22	3.83	14.01
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$18,247	24,994	43,427	75,940	125,603	18,753
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment(3)%	1.98	1.91	1.86	1.98	1.98	1.98
Net expenses after expense waiver/recoupment(2)(3)%	1.85 †	1.86 †	1.85	1.94	1.97	2.04
Net investment income after expense waiver/recoupment(2)(3)%	7.10 †	7.08 †	6.18	5.50	5.39	6.04
Portfolio turnover rate %	34	66	122	111	119	105

(1)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses)
subject to possible recoupment by the Investment Adviser within three years of being incurred.
(3)	Annualized for periods less than one year.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended September 30, 2008	Year Ended March 31,
		2008	2007	2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$7.89	8.99	8.71	8.75	8.88	8.28
Income (loss) from investment operations:
Net investment income	$0.28	0.61	0.54	0.48	0.48	0.53
Net realized and unrealized gain (loss) on investments	$(0.86)	(1.11)	0.28	(0.03)	(0.13)	0.60
Total from investment operations	$(0.58)	(0.50)	0.82	0.45	0.35	1.13
Less distributions from:
Net investment income	$0.31	0.60	0.54	0.49	0.48	0.53
Total distributions	$0.31	0.60	0.54	0.49	0.48	0.53
Net asset value, end of period	$7.00	7.89	8.99	8.71	8.75	8.88
Total Return(2)%	(7.64)	(5.81)	9.70	5.22	3.96	14.03
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$9,415	9,987	15,487	17,555	26,330	10,780
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment(4)%	1.98	1.91	1.86	1.98	1.98	1.98
Net expenses after expense waiver/recoupment(3)(4)%	1.85 †	1.86 †	1.85	1.94	1.97	2.04
Net investment income after expense waiver/recoupment(3)(4)%	7.14 †	7.09 †	6.21	5.51	5.37	6.04
Portfolio turnover rate %	34	66	122	111	119	105

Class I
July 31, 2008(1) to September 30, 2008
Per Share Operating Performance:
Net asset value, beginning of period	$7.64
Income (loss) from investment operations:
Net investment income	$0.11
Net realized and unrealized loss on investments	$(0.62)
Total from investment operations	$(0.51)
Less distributions from:
Net investment income	$0.13
Total distributions	$0.13
Net asset value, end of period	$7.00
Total Return(2)%	(6.80)
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3
Ratios to average net assets:
Gross expenses prior to expense waiver(4)%	0.98
Net expenses after expense waiver(3)(4)%	0.85 †
Net investment income after expense waiver(3)(4)%	8.00 †
Portfolio turnover rate %	34

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.
(4)	Annualized for periods less than one year.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended September 30, 2008	Year Ended March 31,
		2008		2007		2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$10.13	10.23		10.13		10.32	10.67	10.51
Income (loss) from investment operations:
Net investment income	$0.25	0.51		0.50		0.41	0.32	0.31
Net realized and unrealized gain (loss) on investments	$(0.84)	(0.15)		0.10		(0.14)	(0.17)	0.32
Total from investment operations	$(0.59)	0.36		0.60		0.27	0.15	0.63
Less distributions from:
Net investment income	$0.23	0.46		0.50		0.42	0.33	0.33
Net realized gains on investments	$—	—		—		0.04	0.17	0.14
Total distributions	$0.23	0.46		0.50		0.46	0.50	0.47
Net asset value, end of period	$9.31	10.13		10.23		10.13	10.32	10.67
Total Return(1)%	(5.95)	3.61		6.03		2.53	1.52	6.16
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$652,470	799,369		698,537		572,196	459,850	268,086
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	0.71	0.73		0.73		1.02	1.14	1.18
Net expenses after expense waiver(2)(3)%	0.69 †	0.69	†	0.69	†	0.93	1.00	1.10
Net investment income after expense waiver(2)(3)%	4.95 †	4.98	†	4.89	†	3.92	3.08	2.91
Portfolio turnover rate %	272	435		367		469	417	475

	Class B
	Six Months Ended September 30, 2008	Year Ended March 31,
		2008		2007		2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$10.11	10.21		10.11		10.30	10.65	10.50
Income (loss) from investment operations:
Net investment income	$0.21	0.43		0.42		0.32	0.24	0.23
Net realized and unrealized gain (loss) on investments	$(0.84)	(0.14)		0.10		(0.13)	(0.17)	0.31
Total from investment operations	$(0.63)	0.29		0.52		0.19	0.07	0.54
Less distributions from:
Net investment income	$0.19	0.39		0.42		0.34	0.25	0.25
Net realized gains on investments	$—	—		—		0.04	0.17	0.14
Total distributions	$0.19	0.39		0.42		0.38	0.42	0.39
Net asset value, end of period	$9.29	10.11		10.21		10.11	10.30	10.65
Total Return(1)%	(6.34)	2.84		5.23		1.76	0.75	5.28
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$31,793	41,078		50,086		60,526	64,779	67,402
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment(3)%	1.46	1.48		1.48		1.70	1.79	1.83
Net expenses after expense waiver/recoupment(2)(3)%	1.44 †	1.44	†	1.44	†	1.69	1.75	1.85
Net investment income after expense waiver/recoupment(2)(3)%	4.20 †	4.26	†	4.13	†	3.14	2.31	2.16
Portfolio turnover rate %	272	435		367		469	417	475

(1)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.
(3)	Annualized for periods less than one year.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended September 30, 2008	Year Ended March 31,
		2008		2007		2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$10.12	10.22		10.12		10.31	10.65	10.50
Income (loss) from investment operations:
Net investment income	$0.21	0.43		0.42		0.33	0.24	0.23
Net realized and unrealized gain (loss) on investments	$(0.85)	(0.14)		0.10		(0.14)	(0.16)	0.31
Total from investment operations	$(0.64)	0.29		0.52		0.19	0.08	0.54
Less distributions from:
Net investment income	$0.19	0.39		0.42		0.34	0.25	0.25
Net realized gains on investments	$—	—		—		0.04	0.17	0.14
Total distributions	$0.19	0.39		0.42		0.38	0.42	0.39
Net asset value, end of period	$9.29	10.12		10.22		10.12	10.31	10.65
Total Return(1)%	(6.43)	2.85		5.24		1.77	0.86	5.28
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$67,801	83,232		81,556		73,281	71,648	71,228
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment(3)%	1.46	1.48		1.48		1.70	1.79	1.83
Net expenses after expense waiver/recoupment(2)(3)%	1.44 †	1.44	†	1.44	†	1.69	1.75	1.85
Net investment income after expense waiver/recoupment(2)(3)%	4.20 †	4.24	†	4.13	†	3.15	2.31	2.16
Portfolio turnover rate %	272	435		367		469	417	475

	Class I
	Six Months Ended September 30, 2008	Year Ended March 31,
		2008		2007		2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$10.14	10.23		10.14		10.32	10.67	10.51
Income (loss) from investment operations:
Net investment income	$0.26	0.54		0.53		0.44	0.36 *	0.35
Net realized and unrealized gain (loss) on investments	$(0.85)	(0.13)		0.09		(0.13)	(0.17)	0.33
Total from investment operations	$(0.59)	0.41		0.62		0.31	0.19	0.68
Less distributions from:
Net investment income	$0.24	0.50		0.53		0.45	0.37	0.38
Net realized gains on investments	$—	—		—		0.04	0.17	0.14
Total distributions	$0.24	0.50		0.53		0.49	0.54	0.52
Net asset value, end of period	$9.31	10.14		10.23		10.14	10.32	10.67
Total Return(1)%	(5.86)	4.05		6.26		2.94	1.85	6.60
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$426,792	351,575		266,596		179,582	43,808	14,548
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment(3)%	0.38	0.39		0.40		0.61	0.72	0.68
Net expenses after expense waiver/recoupment(2)(3)%	0.36 †	0.35	†	0.36	†	0.60	0.68	0.71
Net investment income after expense waiver/recoupment(2)(3)%	5.29 †	5.31	†	5.22	†	4.40	3.43	3.30
Portfolio turnover rate %	272	435		367		469	417	475

(1)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions as net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses)
subject to possible recoupment by the Investment Adviser within three years of being incurred.
(3)	Annualized for periods less than one year.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio and net investment income ratio.
*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class O
	Six Months Ended September 30, 2008	Year Ended March 31,					August 13, 2004(1) to March 31, 2005
		2008		2007		2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.14	10.24		10.14		10.32	10.41
Income (loss) from investment operations:
Net investment income	$0.25	0.51		0.50		0.40	0.21
Net realized and unrealized gain (loss) on investments	$(0.85)	(0.15)		0.09		(0.13)	(0.04)
Total from investment operations	$(0.60)	0.36		0.59		0.27	0.17
Lest distributions from:
Net investment income	$0.23	0.46		0.49		0.41	0.22
Net realized gains on investments	$—	—		—		0.04	0.04
Total distributions	$0.23	0.46		0.49		0.45	0.26
Net asset value, end of period	$9.31	10.14		10.24		10.14	10.32
Total Return(2)%	(6.04)	3.61		6.02		2.58	1.61
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$48,455	55,956		53,096		43,171	33,997
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	0.71	0.73		0.73		0.95	1.00
Net expenses after expense waiver(3)(4)%	0.69 †	0.69	†	0.69	†	0.94	0.96
Net investment income after expense waiver(3)(4)%	4.95 †	4.99	†	4.88	†	3.91	3.19
Portfolio turnover rate %	272	435		367		469	417

	Class R
	Six Months Ended September 30, 2008	Year Ended March 31,						March 16, 2004(1) to March 31, 2004
		2008		2007		2006	2005
Per Share Operating Performance:
Net asset value, beginning of period	$10.15	10.25		10.15		10.34	10.67	10.71
Income (loss) from investment operations:
Net investment income	$0.23	0.48		0.47		0.38	0.33	0.01
Net realized and unrealized gain (loss) on investments	$(0.85)	(0.14)		0.10		(0.14)	(0.16)	(0.05)
Total from investment operations	$(0.62)	0.34		0.57		0.24	0.17	(0.04)
Lest distributions from:
Net investment income	$0.21	0.44		0.47		0.39	0.33	—
Net realized gains on investments	$—	—		—		0.04	0.17	—
Total distributions	$0.21	0.44		0.47		0.43	0.50	—
Net asset value, end of period	$9.32	10.15		10.25		10.15	10.34	10.67
Total Return(2)%	(6.14)	3.36		5.75		2.26	1.64	(0.37)
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$17,800	16,773		5,572		799	313	1
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	0.96	0.98		0.98		1.17	1.21	1.25
Net expenses after expense waiver(3)(4)%	0.94 †	0.94	†	0.94	†	1.16	1.17	1.25
Net investment income after expense waiver(3)(4)%	4.71 †	4.65	†	4.63	†	3.79	2.96	3.20
Portfolio turnover rate %	272	435		367		469	417	475

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.
*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class W
	Six Months Ended September 30, 2008	December 17, 2007(1) to March 31, 2008
Per Share Operating Performance:
Net asset value, beginning of period	$10.12	10.21
Income (loss) from investment operations:
Net investment income	$0.27	0.15	*
Net realized and unrealized loss on investments	$(0.82)	(0.05)
Total from investment operations	$(0.55)	0.10
Lest distributions from:
Net investment income	$0.27	0.19
Total distributions	$0.27	0.19
Net asset value, end of period	$9.30	10.12
Total Return(2)%	(5.58)	0.98
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$5,234	443
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	0.46	0.48
Net expenses after expense waiver(3)(4)%	0.44 †	0.44
Net investment income after expense waiver(3)(4)%	5.12 †	5.24
Portfolio turnover rate %	272	435

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.
*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING NATIONAL TAX-EXEMPT BOND FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended September 30, 2008	Year Ended March 31,
		2008	2007	2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$9.82	10.30	10.28	10.50	10.78	10.87
Income (loss) from investment operations:
Net investment income	$0.17	0.39	0.40	0.37	0.34	0.35
Net realized and unrealized gain (loss) on investments	$(0.37)	(0.48)	0.09	(0.11)	(0.21)	0.12
Total from investment operations	$(0.20)	(0.09)	0.49	0.26	0.13	0.47
Less distributions from:
Net investment income	$0.17	0.39	0.40	0.37	0.34	0.35
Net realized gains on investments	$—	—	0.07	0.11	0.07	0.21
Total distributions	$0.17	0.39	0.47	0.48	0.41	0.56
Net asset value, end of period	$9.45	9.82	10.30	10.28	10.50	10.78
Total Return(1)%	(2.07)	(0.87)	4.83	2.55	1.19	4.41
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,233	22,963	22,697	22,864	23,296	24,082
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment(3)%	1.06	0.89	0.95	1.13	1.13	1.27
Net expenses after expense waiver/recoupment(2)(3)%	0.87	0.87	0.87	1.06	1.10	1.15
Net investment income after expense waiver/recoupment(2)(3)%	3.39	3.89	3.83	3.55	3.19	3.23
Portfolio turnover rate %	12	7	47	32	22	31

(1)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(3)	Annualized for periods less than one year.

See Accompanying Notes to Financial Statements

ING CLASSIC MONEY MARKET FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended September 30, 2008	Year Ended March 31,
		2008	2007	2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$1.00	1.00	1.00	1.00	1.00	1.00
Income from investment operations:
Net investment income	$0.01	0.04	0.05	0.03	0.01	0.00	*
Total from investment operations	$0.01	0.04	0.05	0.03	0.01	0.00	*
Less distributions from:
Net investment income	$0.01	0.04	0.05	0.03	0.01	0.00	*
Total distributions	$0.01	0.04	0.05	0.03	0.01	0.00	*
Net asset value, end of period	$1.00	1.00	1.00	1.00	1.00	1.00
Total Return(1)%	1.08	4.39	4.63	3.07	1.02	0.44
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,347,051	1,498,016	921,623	656,731	550,091	398,997
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	1.09	1.11	1.11	1.10	1.08	1.16
Net expenses after expense waiver(2)(3)%	0.77	0.77	0.77	0.77	0.77	0.77
Net investment income after expense waiver(2)(3)%	2.03	4.22	4.55	3.07	1.06	0.44

	Class B
	Six Months Ended September 30, 2008	Year Ended March 31,
		2008	2007	2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$1.00	1.00	1.00	1.00	1.00	1.00
Income from investment operations:
Net investment income	$0.01	0.04	0.04	0.02	0.01	0.00	*
Total from investment operations	$0.01	0.04	0.04	0.02	0.01	0.00	*
Less distributions from:
Net investment income	$0.01	0.04	0.04	0.02	0.01	0.00	*
Total distributions	$0.01	0.04	0.04	0.02	0.01	0.00	*
Net asset value, end of period	$1.00	1.00	1.00	1.00	1.00	1.00
Total Return(1)%	0.69	3.77	4.00	2.46	0.57	0.15
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$16,856	19,793	23,333	23,995	26,941	816
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	1.34	1.36	1.36	1.34	1.33	1.41
Net expenses after expense waiver(2)(3)%	1.34	1.36	1.36	1.34	1.33	1.07
Net investment income after expense waiver(2)(3)%	1.47	3.74	3.95	2.43	0.94	0.15

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.
(3)	Annualized for periods less than one year.
*	Amount is less than $0.005.

See Accompanying Notes to Financial Statements

ING CLASSIC MONEY MARKET FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended September 30, 2008	Year Ended March 31,
		2008	2007	2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$1.00	1.00	1.00	1.00	1.00	1.00
Income from investment operations:
Net investment income	$0.01	0.04	0.04	0.02	0.01	0.00	*
Total from investment operations	$0.01	0.04	0.04	0.02	0.01	0.00	*
Less distributions from:
Net investment income	$0.01	0.04	0.04	0.02	0.01	0.00	*
Total distributions	$0.01	0.04	0.04	0.02	0.01	0.00	*
Net asset value, end of period	$1.00	1.00	1.00	1.00	1.00	1.00
Total Return(1)%	0.69	3.76	3.99	2.46	0.58	0.14
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$11,556	15,511	4,345	4,868	3,932	546
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	1.34	1.36	1.36	1.34	1.33	1.41
Net expenses after expense waiver(2)(3)%	1.34	1.36	1.36	1.34	1.33	1.07
Net investment income after expense waiver(2)(3)%	1.47	3.59	3.96	2.47	0.78	0.15

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses)
subject to possible recoupment by the Investment Adviser within three years of being incurred.
(3)	Annualized for periods less than one year.
*	Amount is less than $0.005.

See Accompanying Notes to Financial Statements

ING INSTITUTIONAL PRIME MONEY MARKET FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I					Class IS
	Six Months Ended September 30, 2008	Year Ended March 31,			July 29, 2005(1) to March 31, 2006	Six Months Ended September 30, 2008	December 5, 2007(1) to March 31, 2008
		2008		2007
Per Share Operating Performance:
Net asset value, beginning of period	$1.00	1.00		1.00	1.00	1.00	1.00
Income from investment operations:
Net investment income	$0.01	0.05		0.05	0.03	0.01	0.01
Total from investment operations	$0.01	0.05		0.05	0.03	0.01	0.01
Less distributions from:
Net investment income	$0.01	0.05		0.05	0.03	0.01	0.01
Net realized gain on investments	$—	0.00	*	—	—	—	—
Total distributions	$0.01	0.05		0.05	0.03	0.01	0.01
Net asset value, end of period	$1.00	1.00		1.00	1.00	1.00	1.00
Total Return(2)%	1.30	5.00		5.25	2.70	1.35	1.35
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,561,032	800,049		724,330	179,659	1	1
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment(3)%	0.15	0.12		0.16	0.19	0.20	0.22
Net expenses after expense waiver/recoupment(3)(4)%	0.15	0.12		0.16	0.17	0.20	0.20
Net investment income after expense waiver/recoupment(3)(4)%	2.61	4.95		5.17	4.14	2.39	4.19

(1)	Commencement of operations.
(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(3)	Annualized for periods less than one year.
(4)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Amount is less than $0.005.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2008 (UNAUDITED)

NOTE 1 — ORGANIZATION

Organization. ING Funds Trust (“Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized on August 6, 1998 and was established under a Trust Instrument dated July 30, 1998. It consists of six separately managed series: ING GNMA Income Fund (“GNMA Income”), ING High Yield Bond Fund (“High Yield Bond”), ING Intermediate Bond Fund (“Intermediate Bond”), ING National Tax-Exempt Bond Fund (“National Tax-Exempt Bond”), ING Classic Money Market Fund (“Classic Money Market”) and ING Institutional Prime Money Market Fund (“Institutional Money Market”) (each, a “Fund” and collectively, the “Funds”).

The investment objective of each Fund is described in each Fund’s prospectus.

Each Fund, except Institutional Money Market, offers at least three of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class Q, Class R and Class W. Institutional Money Market offers Class I and Class IS shares. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Common expenses of the Funds (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, transfer agency out-of-pocket expenses, and fees and expenses of the independent trustees) are allocated to each Fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, and offering costs) are charged directly to that Fund. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

Class B shares of the Funds (except Classic Money Market) are closed to new investment, provided that (1) Class B shares of the Funds may be purchased through the reinvestment of dividends issued by Class B shares of a Fund; (2) subject to the terms and conditions of relevant exchange privileges and as permitted under their respective prospectuses, Class B shares of the Funds may be acquired through exchange of Class B shares of other funds in the ING mutual funds complex; and (3) certain qualified retirement plans may purchase Class B shares of the Funds, where the Funds have received information reasonably satisfactory indicating that intermediaries maintaining these plans are unable for administrative reasons to effect the closure immediately.

Effective September 26, 2008, Class B and Class C shares of National Tax-Exempt were liquidated.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the- counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Funds’ valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by marketmakers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, as determined in good faith by or under the supervision of the Funds’ Board of Trustees (“Board”), in accordance

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2008 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value (“NAV”) may also be valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under a Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost which approximates market value.

Classic Money Market and Institutional Money Market use the amortized cost method to value their portfolio securities, which approximates market value. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity regardless of the impact of fluctuating interest rates or the market value of the security.

Effective for fiscal years beginning after November 15, 2007, Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Funds’ investments under these levels of classification is included following the Portfolios of Investments.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2008 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

C.	Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market values. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.	Foreign Currency Transactions and Futures Contracts. High Yield Bond, Intermediate Bond and National Tax-Exempt Bond may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

High Yield Bond, Intermediate Bond and Institutional Money Market may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.	Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. All Funds, with the exception of GNMA Income, declare dividends daily and pay dividends monthly. GNMA Income declares and pays dividends monthly. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2008 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

F.	Federal Income Taxes. It is the policy of the Funds to comply with Subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

G.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.	Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it may incur disposition costs in liquidating the collateral.

I.	Securities Lending. Each Fund (except GNMA Income) has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

J.	Illiquid and Restricted Securities. Classic Money Market and Institutional Money Market may not invest more than 10% of their net assets in illiquid securities and all other Funds may not invest more than 15% of their net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed illiquid because they may not be readily marketable. With the exception of Classic Money Market and Institutional Money Market, illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

K.

Delayed-Delivery or When-Issued Transactions. The Funds may purchase or sell securities on a when-issued or a delayed-delivery basis. Each Fund (except GNMA Income) may enter into forward commitments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2008 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

is identified in the Funds’ Portfolio of investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds’ custodian sufficient to cover the purchase price.

L.	Mortgage Dollar Roll Transactions. Each Fund (except National Tax-Exempt Bond) may engage in dollar roll transactions with respect to mortgage-backed securities issued or to be issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

M.	Options Contracts. High Yield Bond and Intermediate Bond may purchase put and call options and may write (sell) put options and covered call options. High Yield Bond and Intermediate Bond may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

N.	Swap Contracts. High Yield Bond, Intermediate Bond and National Tax-Exempt Bond may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized by marking-to-market the value of the swap.

Derivatives are also subject to credit risks related to the counterparty’s ability to perform, and any deterioration in the counterparty’s creditworthiness could adversely affect the instrument.

O.	Construction Loan Securities. GNMA Income may purchase construction loan securities, which are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated and project loan securities are issued. It is GNMA Income’s policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.

P.	Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2008 (UNAUDITED) (CONTINUED)

NOTE 3 — INVESTMENT TRANSACTIONS

For the six months ended September 30, 2008, the cost of purchases and proceeds from the sales of securities excluding short-term securities, were as follows:

	Purchases	Sales
GNMA Income	$—	$—
High Yield Bond	36,126,268	42,810,657
Intermediate Bond	229,574,819	268,090,172
National Tax-Exempt Bond	2,779,515	27,701,168

U.S. Government Securities not included above were as follows:

	Purchases	Sales
GNMA Income	$80,650,231	$86,641,151
High Yield Bond	1,234,887	1,312,322
Intermediate Bond	3,924,442,043	3,559,316,158

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (“ING Investments” or the ”Investment Adviser”), an Arizona limited liability company, serves as the investment adviser to the Funds. The Investment Adviser serves pursuant to an investment management agreement (“Management Agreement”) between the Investment Adviser and the Trust, on behalf of the Funds.

The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For GNMA Income — 0.47% on first $1 billion, 0.40% on next $4 billion and 0.35% on assets thereafter; for High Yield Bond — 0.51% on first $1 billion, 0.45% on next $4 billion and 0.40% on assets thereafter; for Intermediate Bond — 0.17%; for National Tax-Exempt Bond — 0.30%; for Classic Money Market — 0.25%; and for Institutional Money Market — 0.08%.

ING Investment Management Co. (“ING IM”), a Connecticut corporation, serves as the sub-adviser to the Funds. The Investment Adviser has entered into a sub-advisory agreement with ING IM. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Funds’ assets in accordance with the Funds’ investment objectives, policies, and limitations.

ING Funds are permitted to invest end-of-day cash balances into Institutional Money Market. Investment management fees paid by the Funds will be reduced by an amount equal to the management fees paid indirectly to Institutional Money Market with respect to assets invested by the Funds. For the six months ended September 30, 2008, High Yield Bond and Intermediate Bond waived $586 and $45,372, respectively. These fees are not subject to recoupment.

ING Funds Services, LLC (“IFS”), acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Fund, with the exception of Classic Money Market and Institutional Money Market, a fee at an annual rate of 0.10% of its average daily net assets.

ING Funds Distributor, LLC (the “Distributor” or “IFD”) is the principal underwriter of the Funds. The Distributor, IFS, ING Investments and ING IM are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING Groep comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except Class I and Class W and as otherwise noted below) has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act and/or a Service Plan (the “Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by certain of the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to payment each month for expenses incurred in the distribution and promotion of certain of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of the Fund pays the Distributor a

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2008 (UNAUDITED) (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

Distribution and/or Service Fee based on average daily net assets at the following annual rates:

	Class A	Class B	Class C	Class IS	Class O	Class Q	Class R
GNMA Income	0.25%	1.00%	1.00%	N/A	N/A	0.25%	N/A
High Yield Bond	0.25%	1.00%	1.00%	N/A	N/A	N/A	N/A
Intermediate Bond	0.25%	1.00%	1.00%	N/A	0.25%	N/A	0.50%
National Tax-Exempt Bond	0.25%	1.00%	1.00%	N/A	N/A	N/A	N/A
Classic Money Market(1)	0.75%	1.00%	1.00%	N/A	N/A	N/A	N/A
Institutional Money Market	N/A	N/A	N/A	0.10%	N/A	N/A	N/A

(1)

The Distributor has contractually agreed to waive a portion of the distribution fee for Class A of Classic Money Market to the extent necessary for expenses not to exceed 0.77%. The fee waiver will continue through at least August 1, 2009. There is no guarantee that this waiver will continue after that date.

During the six months ended September 30, 2008, the Distributor voluntarily waived $2,251,184 of the Class A Distribution and Service Fees for Classic Money Market. This amount is not subject to recoupment.

The Distributor also receives the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Funds, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, and Class C shares. For the six months ended September 30, 2008, the Distributor retained the following amounts in sales charges:

	Class A Shares	Class C Shares
Initial Sales Charges
GNMA Income	$10,123	N/A
High Yield Bond	4,202	N/A
Intermediate Bond	6,331	N/A
National Tax-Exempt Bond	416	N/A
Contingent Deferred Sales Charge
GNMA Income	—	$4,160
High Yield Bond	—	714
Intermediate Bond	9,300	7,132
National Tax-Exempt Bond	—	676
Classic Money Market	12,198	3,148

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At September 30, 2008, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

Fund	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
GNMA Income	$232,077	$49,378	$167,336	$448,791
High Yield Bond	44,501	8,771	40,289	93,561
Intermediate Bond	172,072	105,148	243,559	520,779
National Tax-Exempt Bond	6,750	2,250	8,908	17,908
Classic Money Market	283,518	—	476,783	760,301
Institutional Money Market	93,065	—	—	93,065

At September 30, 2008, the following ING Portfolios or indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Funds:

ING Intermediate Bond — Institutional Money Market (8.73%).

ING Life Insurance & Annuity — Intermediate Bond (18.31%) and Tax Exempt Bond (21.12%).

ING National Trust — GNMA Income (7.95%) and Intermediate Bond (16.68%).

ING VP Intermediate Bond — Institutional Money Market (10.58%).

The Trust has adopted a Retirement Policy (“Policy”) covering all independent trustees of the Funds who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this Policy are based on an annual rate as defined in the Policy.

On September 16, 2008, Classic Money Market and Institutional Money Market (each a “Money Market Fund” and collectively, the “Money Market Funds”) obtained a commitment from the Adviser that an affiliate of ING Groep will provide capital support with respect to certain of the Money Market Funds’ portfolio holdings. Each Money Market Fund entered into a Capital Support Agreement (each, an “Agreement” or collectively, the “Agreements”) with ING America Insurance Holdings, Inc., a Delaware corporation (“Capital Support Provider” or “CSP”). Each Agreement establishes certain circumstances (“Contribution Event”) where the CSP is obligated to make a cash contribution (“Capital Contribution”) to each Money Market Fund in an amount sufficient for Classic Money Market to maintain its market-based net asset value per share (“NAV”) at no less than $0.9950 and Institutional Money Market to maintain its NAV at no less than $0.9950 or such greater amount as required by any Nationally Recognized Statistical Rating Organization (as defined in Rule 2a-7 under the 1940 Act) that has issued a rating with respect to Institutional Money Market. The maximum amount that the CSP would be required to contribute under an

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2008 (UNAUDITED) (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Agreement is an amount equal to the outstanding principal balance of certain notes (American General Finance Corp.) (“Notes”) held by each Money Market Fund as a portfolio security on the date of the Contribution Event.

The obligation of the CSP to make Capital Contributions under each Agreement terminates upon the earlier to occur of: (i) the repayment in full, in cash, of all the Notes; (ii) the CSP having made Capital Contributions, in the aggregate, equal to the maximum contribution amount and; (iii) so long as the CSP is not in default with respect to its obligations arising under each Agreement, January 12, 2009 (“Termination Date”).

In addition, a Money Market Fund will sell the Notes: (i) within fifteen (15) calendar days following any change in the CSP’s short-term credit ratings such that the CSP’s short-term obligations no longer qualify as “First Tier Securities” (as defined in Rule 2a-7); or (ii) on the business day immediately prior to the Termination Date, provided that a Money Market Fund shall not be required to complete any such sale if (A) the amount a Money Market Fund expects to receive on such sale date would not result in a loss or the payment of a Capital Contribution, or (B) with respect to an event described above in the first sentence of this paragraph, if the CSP substitutes an obligation or credit support that satisfies the requirement of a First Tier Security within fifteen (15) calendar days from the occurrence of such event and during that 15-day period the CSP’s obligations qualify as “Second Tier Securities” (as defined in Rule 2a-7).

In the event that a Money Market Fund receives a Capital Contribution from the CSP with respect to the Notes and subsequently receives additional payments from, or on behalf of, the Issuer in respect of the Notes, a Money Market Fund shall repay the CSP the lesser of the amount of the Capital Contribution or the amount of such subsequent payments, provided that in no event shall such repayment to the CSP cause a Money Market Fund’s NAV per share to fall below $0.9950.

NOTE 7 — OTHER ACCRUED EXPENSES & LIABILITIES

At September 30, 2008, the following Fund had the below payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Fund	Expense	Amount
National Tax-Exempt Bond	Audit	$2,979

NOTE 8 — EXPENSE LIMITATIONS

Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”) with the Funds, the Investment Adviser has agreed to limit expenses of each Fund, excluding interest, taxes, brokerage commissions and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

Maximum Operating Expense Limit (as a percentage of average net assets)
	Class A	Class B	Class C	Class I	Class O	Class Q	Class R	Class W
GNMA Income	0.97%	1.72%	1.72%	0.67%	N/A	0.92%	N/A	0.72%
High Yield Bond	1.10%	1.85%	1.85%	0.85%	N/A	N/A	N/A	N/A
Intermediate Bond	0.69%	1.44%	1.44%	0.38%	0.69%	N/A	0.94%	0.44%
National Tax-Exempt Bond	0.87%	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Classic Money Market	0.77%	1.41%	1.41%	N/A	N/A	N/A	N/A	N/A

The Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses to 0.17% and 0.20% of Institutional Money Market’s Class I and Class IS shares’ average daily net assets, respectively.

The Investment Adviser may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2008 (UNAUDITED) (CONTINUED)

NOTE 8 — EXPENSE LIMITATIONS (continued)

As of September 30, 2008, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	September 30,
	2009	2010	2011	Total
GNMA Income	$—	$—	$22,146	$22,146
High Yield Bond	65,861	12,673	137,110	215,644
Intermediate Bond	77,333	553,841	384,288	1,015,462
National Tax-Exempt Bond	11,392	10,616	29,464	51,472
Institutional Money Market	22,801	—	—	22,801

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments or the Registrant provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term or upon termination of the Management Agreement.

NOTE 9 — LINE OF CREDIT

All of the Funds included in this report with the exception of GNMA Income, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon Corporation (“BNY”) for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

The following Funds utilized the line of credit during the six months ended September 30, 2008:

Fund	Days Utilized	Approximate Average Daily Balance	Approximate Weighted Average Interest Rate
High Yield Bond	36	$1,327,778	2.52%
Classic Money Market	3	8,950,000	2.54

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class A		Class B		Class C
	Six Months Ended September 30, 2008	Year Ended March 31, 2008	Six Months Ended September 30, 2008	Year Ended March 31, 2008	Six Months Ended September 30, 2008	Year Ended March 31, 2008
GNMA Income (Number of Shares)
Shares sold	6,622,115	13,295,384	278,754	437,820	1,035,263	1,367,117
Reinvestment of distributions	1,120,425	2,332,664	64,026	152,403	48,562	96,868
Shares redeemed	(8,331,122)	(16,975,900)	(958,849)	(2,233,087)	(585,220)	(1,689,895)

Net increase (decrease) in shares outstanding	(588,582)	(1,347,852)	(616,069)	(1,642,864)	498,605	(225,910)

GNMA Income ($)
Shares sold	$55,764,593	$111,307,657	$2,334,068	$3,652,586	$8,712,388	$11,389,473
Reinvestment of distributions	9,402,911	19,443,233	534,808	1,263,888	406,083	804,733
Shares redeemed	(70,006,101)	(141,608,970)	(7,994,032)	(18,492,001)	(4,905,151)	(14,019,238)

Net increase (decrease)	$(4,838,597)	$(10,858,080)	$(5,125,156)	$(13,575,527)	$4,213,320	$(1,825,032)

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2008 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class I		Class Q		Class W
	Six Months Ended September 30, 2008	Year Ended March 31, 2008	Six Months Ended September 30, 2008	Year Ended March 31, 2008	Six Months Ended September 30, 2008	December 17, 2007(1) to March 31, 2008
GNMA Income (Number of Shares)
Shares sold	561,557	1,058,318	—	—	125,025	121
Reinvestment of distributions	58,707	89,754	112	258	1,249	—
Shares redeemed	(785,713)	(389,044)	—	(1,575)	(119)	—

Net increase (decrease) in shares outstanding	(165,449)	759,028	112	(1,317)	126,155	121

GNMA Income ($)
Shares sold	$4,736,886	$8,931,369	$—	$—	$1,055,029	$1,012
Reinvestment of distributions	493,215	749,949	942	2,156	10,447	—
Shares redeemed	(6,555,421)	(3,262,020)	—	(13,228)	(990)	—

Net increase (decrease)	$(1,325,320)	$6,419,298	$942	$(11,072)	$1,064,486	$1,012

	Class A		Class B		Class C
	Six Months Ended September 30, 2008	Year Ended March 31, 2008	Six Months Ended September 30, 2008	Year Ended March 31, 2008	Six Months Ended September 30, 2008	Year Ended March 31, 2008
High Yield Bond (Number of Shares)
Shares sold	655,978	1,957,940	40,088	164,500	182,781	163,499
Reinvestment of distributions	234,691	437,243	64,568	146,217	27,561	50,854
Shares redeemed	(1,255,169)	(3,432,085)	(667,213)	(1,972,463)	(131,556)	(670,400)

Net increase (decrease) in shares outstanding	(364,500)	(1,036,902)	(562,557)	(1,661,746)	78,786	(456,047)

High Yield Bond ($)
Shares sold	$5,124,259	$16,868,207	$312,196	$1,437,462	$1,434,695	$1,410,576
Reinvestment of distributions	1,787,122	3,732,494	498,051	1,249,800	212,024	434,743
Shares redeemed	(9,773,905)	(29,522,311)	(5,213,371)	(17,052,526)	(1,031,456)	(5,744,536)

Net increase (decrease)	$(2,862,524)	$(8,921,610)	$(4,403,124)	$(14,365,264)	$615,263	$(3,899,217)

	Class I
	July 31, 2008(1) to September 30, 2008
High Yield Bond (Number of Shares)
Shares sold	389
Reinvestment of distributions	4

Net increase in shares outstanding	393

High Yield Bond ($)
Shares sold	$2,972
Reinvestment of distributions	28

Net increase	$3,000

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2008 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class A		Class B		Class C
	Six Months Ended September 30, 2008	Year Ended March 31, 2008	Six Months Ended September 30, 2008	Year Ended March 31, 2008	Six Months Ended September 30, 2008	Year Ended March 31, 2008
Intermediate Bond (Number of Shares)
Shares sold	8,408,131	28,480,011	125,451	667,018	891,609	2,826,619
Reinvestment of distributions	1,354,010	2,585,103	48,020	111,904	86,017	162,165
Shares redeemed	(18,549,804)	(20,443,641)	(813,271)	(1,621,452)	(1,908,989)	(2,743,516)

Net increase (decrease) in shares outstanding	(8,787,663)	10,621,473	(639,800)	(842,530)	(931,363)	245,268

Intermediate Bond ($)
Shares sold	$82,813,701	$291,815,645	$1,232,070	$6,838,389	$8,803,613	$28,975,277
Reinvestment of distributions	13,218,713	26,419,666	467,603	1,140,978	837,659	1,655,216
Shares redeemed	(182,634,894)	(208,958,106)	(8,010,060)	(16,510,460)	(18,731,527)	(27,976,194)

Net increase (decrease)	$(86,602,480)	$109,277,205	$(6,310,387)	$(8,531,093)	$(9,090,255)	$2,654,299

	Class I		Class R		Class O
	Six Months Ended September 30, 2008	Year Ended March 31, 2008	Six Months Ended September 30, 2008	Year Ended March 31, 2008	Six Months Ended September 30, 2008	Year Ended March 31, 2008
Intermediate Bond (Number of Shares)
Shares sold	18,218,069	11,692,938	556,184	1,277,986	447,973	1,596,051
Reinvestment of distributions	928,808	1,312,640	38,911	43,112	117,900	222,259
Shares redeemed	(7,982,640)	(4,367,322)	(338,349)	(211,711)	(881,808)	(1,485,374)

Net increase (decrease) in shares outstanding	11,164,237	8,638,256	256,746	1,109,387	(315,935)	332,936

Intermediate Bond ($)
Shares sold	$180,210,226	$119,958,808	$5,541,189	$13,062,349	$4,454,859	$16,381,132
Reinvestment of distributions	9,064,794	13,418,464	379,726	442,337	1,151,183	2,272,058
Shares redeemed	(78,755,433)	(44,696,824)	(3,342,858)	(2,171,893)	(8,689,153)	(15,169,338)

Net increase (decrease)	$110,519,587	$88,680,448	$2,578,057	$11,332,793	$(3,083,111)	$3,483,852

	Class W
	Six Months Ended September 30, 2008	December 17, 2007(1) to March 31, 2008
Intermediate Bond (Number of Shares)
Shares sold	919,379	43,677
Reinvestment of distributions	12,118	62
Shares redeemed	(412,504)	—

Net increase in shares outstanding	518,993	43,739

Intermediate Bond ($)
Shares sold	$9,105,787	$445,265
Reinvestment of distributions	117,213	621
Shares redeemed	(4,005,737)	—

Net increase	$5,217,263	$445,886

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2008 (UNAUDITED) (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class A		Class B*		Class C*
	Six Months Ended September 30, 2008	Year Ended March 31, 2008	Six Months Ended September 30, 2008	Year Ended March 31, 2008	Six Months Ended September 30, 2008	Year Ended March 31, 2008
National Tax-Exempt Bond (Number of Shares)
Shares sold	174,569	219,687	48,270	127,657	41,634	211,875
Reinvestment of distributions	4,196	6,772	1,942	4,234	1,179	1,785
Shares redeemed	(2,175,486)	(92,323)	(321,333)	(110,973)	(375,139)	(61,775)

Net increase (decrease) in shares outstanding	(1,996,721)	134,136	(271,121)	20,918	(332,326)	151,885

National Tax-Exempt Bond ($)
Shares sold	$1,727,638	$2,208,670	$476,805	$1,285,805	$409,836	$2,129,522
Reinvestment of distributions	41,194	67,952	19,033	42,455	11,570	17,900
Shares redeemed	(20,729,313)	(933,578)	(3,074,254)	(1,117,704)	(3,584,063)	(621,897)

Net increase (decrease)	$(18,960,481)	$1,343,044	$(2,578,416)	$210,556	$(3,162,657)	$1,525,525

	Class A		Class B		Class C
	Six Months Ended September 30, 2008	Year Ended March 31, 2008	Six Months Ended September 30, 2008	Year Ended March 31, 2008	Six Months Ended September 30, 2008	Year Ended March 31, 2008
Classic Money Market (Number of Shares)
Shares sold	323,161,351	1,226,855,371	7,623,617	15,206,372	6,908,469	24,529,864
Proceeds from shares issued in merger	—	—	—	—	—	—
Reinvestment of distributions	13,640,558	47,138,864	107,485	698,221	78,648	298,495
Shares redeemed	(488,380,688)	(697,664,762)	(10,675,917)	(19,445,930)	(10,947,808)	(13,663,699)

Net increase (decrease) in shares outstanding	(151,578,779)	576,329,473	(2,944,815)	(3,541,337)	(3,960,691)	11,164,660

Classic Money Market ($)
Shares sold	$323,071,382	$1,226,855,371	$7,596,986	$15,206,372	$6,860,142	$24,529,864
Reinvestment of distributions	13,640,558	47,138,864	107,485	698,221	78,648	298,495
Shares redeemed	(488,290,719)	(697,664,762)	(10,649,286)	(19,445,930)	(10,899,481)	(13,663,699)

Net increase (decrease)	$(151,578,779)	$576,329,473	$(2,944,815)	$(3,541,337)	$(3,960,691)	$11,164,660

	Class I		Class IS
	Six Months Ended September 30, 2008	Year Ended March 31, 2008	Six Months Ended September 30, 2008	Year Ended March 31, 2008
Institutional Money Market (Number of Shares)
Shares sold	6,703,461,871	12,985,910,058	—	1,001
Reinvestment of distributions	929,764	7,988,771	—	—
Shares redeemed	(5,943,427,371)	(12,917,901,065)	—	—

Net increase in shares outstanding	760,964,264	75,997,764	—	1,001

Institutional Money Market ($)
Shares sold	$6,703,461,871	$12,985,910,058	$—	$1,001
Reinvestment of distributions	929,764	7,988,771	—	—
Shares redeemed	(5,943,427,371)	(12,917,901,065)	—	—

Net increase	$760,964,264	$75,997,764	$—	$1,001

*	Class B & C shares of National Tax-Exempt were fully redeemed as of September 26, 2008.

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2008 (UNAUDITED) (CONTINUED)

NOTE 11 — CREDIT RISK AND DEFAULTED SECURITIES

Although each Fund has a diversified portfolio, High Yield Bond and Intermediate Bond may invest in lower rated and comparable quality unrated high yield securities. Investments in high-yield debt securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High-yield debt securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. The prices of high-yield debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At September 30, 2008, the Funds did not hold any defaulted securities.

During the period, Lehman Brothers Holdings, Inc. (“LBHI”) and certain of its affiliates sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. For the period ended September 30, 2008, Intermediate Bond had outstanding securities trades with counterparties affiliated with LBHI. As a result of these events, LBHI’s affiliates were unable to fulfill their commitments and, in certain cases, Intermediate Bond may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. Management has determined that the financial impact to the Fund relating to these events is immaterial.

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS

Corporate Debt Securities (High Yield Bond, Intermediate Bond and Classic Money Market). Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates decline, the value of the Fund’s debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Credit Risk (All Funds). A Portfolio could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or if it goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. High-yield/high-risk bonds are especially subject to credit risk and are considered to be mostly speculative in nature.

Foreign Securities (High Yield Bond, Intermediate Bond, Classic Money Market and Institutional Money Market). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.

Emerging Markets Investments (High Yield Bond). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; overdependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less well-developed legal systems; and less reliable custodial services and settlement practices.

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2008 (UNAUDITED) (CONTINUED)

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS (continued)

High-Yield, Lower-Grade Debt Securities Risk (High-Yield Bond and Intermediate Bond). High-yield debt securities (commonly referred to as “junk bonds”) generally present greater credit risk that an issuer cannot make timely payment of interest or principal payments than an issuer of a higher quality debt security, and typically have greater potential price volatility and principal and income risk. Changes in interest rates, the market’s perception of the issuers and the credit worthiness of the issuers may significantly affect the value of these bonds. High-yield bonds are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. The secondary market in which high-yield securities are traded may be less liquid than the market for higher grade bonds. It may be more difficult to value less liquid high-yield securities, and determination of their value may involve elements of judgment.

Interests in Loans (National Tax-Exempt Bond). Participation interests or assignments are secured variable or floating rate loans, which include participation interests in lease financing. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to the Fund’s investment. Many loans are relatively illiquid, and may be difficult to value.

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Six Months Ended September 30, 2008		Year Ended March 31, 2008
	Ordinary Income	Tax-Exempt Income	Ordinary Income	Tax-Exempt Income
GNMA Income	$13,035,185	$—	$26,757,185	$—
High Yield Bond	4,839,015	—	10,627,218	—
Intermediate Bond	31,004,713	—	56,231,038	—
National Tax-Exempt Bond	23,635	471,856	6,799	1,032,213
Classic Money Market	13,960,379	—	48,689,908	—
Institutional Money Market	10,642,045	—	43,925,295	—

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2008 were:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Unrealized Appreciation/ (Depreciation)	Post October Currency Losses Deferred	Post-October Capital Losses Deferred	Capital Loss Carryforwards	Expiration Dates
GNMA Income	$1,469,185	$—	$11,541,240	$—	$(413,532)	$(527,639)	2010
						(1,081,784)	2012
						(6,961,357)	2013
						(3,281,376)	2014
						(1,506,711)	2016

						$(13,358,867)

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2008 (UNAUDITED) (CONTINUED)

NOTE 13 — FEDERAL INCOME TAXES (continued)

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Unrealized Appreciation/ (Depreciation)	Post October Currency Losses Deferred	Post-October Capital Losses Deferred	Capital Loss Carryforwards	Expiration Dates
High Yield Bond	1,010,445	—	(10,283,415)	(2,432)	(4,000,614)	(115,139,658)	2009
						(79,792,137)	2010
						(69,190,309)	2011
						(6,099,584)	2012
						(126,079)	2014
						(16,938,959)	2015

						$(287,286,726)

Intermediate Bond	44,541,382	—	(67,390,094)	(4,075,631)	—	—
National Tax-Exempt Bond	—	77,798	(755,707)	—	(4,626)	(26,979)	2016
Classic Money Market	51,325	—	—	—	—	(23,545)	2013
						(42,453)	2014

						$(65,998)

Institutional Money Market	1,887,439	—	—	—	(223,882)	—

The Funds’ major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2003.

NOTE 14 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Funds’ Board, the following securities have been deemed to be illiquid. Except for GNMA Income, the Funds may invest up to 15% (10% for Classic Money Market and Institutional Money Market) of their net assets in illiquid securities. Fair value for certain securities was determined by ING Funds Valuation Committee appointed by the Funds’ Board and in accordance with the methods specifically authorized by the Board.

Fund	Security	Principal Amount/ Shares		Initial Acquisition Date	Cost	Value	Percent of Net Assets
High Yield Bond	Comforce Corp.		92,950	10/24/04	$—	$930	0.0%
	Dayton Superior Corp.		3,100	10/24/04	—	31	0.0%
	GT Group Telecom, Inc.		500	03/19/03	—	0	0.0%
	North Atlantic Trading Co.		17,906	10/24/04	210,181	18	0.0%

					$210,181	$979	0.0%

Intermediate Bond	Alpine III, 3.357%, due 08/16/14		527,000	08/04/04	$527,156	$527,667	0.0%
	Alpine III, 3.757%, due 08/16/14		527,000	08/04/04	527,156	527,940	0.0%
	Alpine III, 5.557%, due 08/16/14		789,000	08/04/04	794,728	793,216	0.1%
	Alpine III, 8.807%, due 08/16/14		1,348,000	08/16/04	1,360,295	1,373,701	0.1%
	Greater Ohio Ethanol, LLC, 6.301%, due 12/31/13		1,800,000	11/21/06	1,791,000	1,620,000	0.1%
	Greater Ohio Ethanol, LLC, 12.630%, due 12/31/13		2,200,000	11/21/06	2,172,500	1,100,000	0.1%
	Greenwich Capital Commercial Funding Corp., 5.444%, due 03/10/39		1,693,000	07/25/08	1,568,323	1,434,941	0.1%
	Hudson Mezzanine Funding, 3.237%, due 06/12/42		2,720,000	12/21/06	2,717,824	2,720	0.0%
	Nordea Kredit Realkreditaktieselskab, 6.000%, due 07/01/29	DKK	26	04/16/04	4	5	0.0%

					$11,458,986	$7,380,190	0.5%

National Tax-Exempt Bond	Harris County-Houston Sports Authority, 5.000%, due 11/15/28		165,000	08/16/06	$167,387	$142,568	4.4%
	Illinois Finance Authority, 5.000%, due 08/15/24		1,000,000	04/21/06	969,474	757,190	23.4%

					$1,136,861	$899,758	27.8%

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2008 (UNAUDITED) (CONTINUED)

NOTE 14 — ILLIQUID SECURITIES (continued)

Fund	Security	Principal Amount/ Shares	Initial Acquisition Date	Cost	Value	Percent of Net Assets
Classic Money Market	American General Finance Corp., 1.470%, due 10/02/08	25,000,000	09/12/08	$24,997,931	$24,997,931	1.8%
	American General Finance Corp., 4.309%, due 01/09/09	3,000,000	01/16/08	2,997,234	2,997,234	0.2%
	Goldman Sachs Group, Inc., 3.250%, due 12/23/08	8,600,000	12/07/07	8,585,937	8,585,937	0.6%

				$36,581,102	$36,581,102	2.6%

Institutional Money Market	American General Finance Corp., 1.470%, due 10/02/08	46,000,000	09/09/08	$45,996,241	$45,996,241	2.9%

				$45,996,241	$45,996,241	2.9%

NOTE 15 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon Corporation (“BNY”), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned when the transaction is entered into and is adjusted daily for changes in the market values of the securities on loan. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral. Currently, the cash collateral is invested in the Bank of New York Mellon Corp. Institutional Cash Reserves Fund (“BICR Fund”). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. As of September 30, 2008, the BICR Fund held certain defaulted securities that had market values significantly below amortized cost. The investment in the BICR Fund is included in the Portfolio of Investments under Securities Lending Collateral and the unrealized loss on such investment is included in Net Unrealized Depreciation on the Statement of Assets and Liabilities. Subsequent to September 30, 2008, the Funds agreed, in principle, to the terms of capital support extended by

The Bank of New York Mellon Corporation (“BNYC”), an affiliated company of BNY, for the certain defaulted securities held by the BICR Fund. BNYC will support the value of these securities up to a certain amount and subject, in part, to the Funds’ continued lending of securities. The recorded value of each Fund’s investment in the BICR Fund will include the value of the underlying securities held by the BICR Fund and the estimated value of the support to be provided by BNYC.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At September 30, 2008, the following Fund had securities on loan with the following market values:

Fund	Value of Securities Loaned	Value of Collateral
Intermediate Bond	$207,667,983	$214,736,704

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2008 (UNAUDITED) (CONTINUED)

NOTE 16 — SUBSEQUENT EVENTS

Subsequent to September 30, 2008, the following Funds declared dividends from net investment income:

	Per Share Amount	Payable Date	Record Date
GNMA Income
Class A	$0.0325	October 3, 2008	September 30, 2008
Class B	$0.0273	October 3, 2008	September 30, 2008
Class C	$0.0277	October 3, 2008	September 30, 2008
Class I	$0.0347	October 3, 2008	September 30, 2008
Class Q	$0.0330	October 3, 2008	September 30, 2008
Class W	$0.0344	October 3, 2008	September 30, 2008
Class A	$0.0325	November 5, 2008	October 31, 2008
Class B	$0.0274	November 5, 2008	October 31, 2008
Class C	$0.0276	November 5, 2008	October 31, 2008
Class I	$0.0347	November 5, 2008	October 31, 2008
Class Q	$0.0330	November 5, 2008	October 31, 2008
Class W	$0.0341	November 5, 2008	October 31, 2008
High Yield Bond
Class A	$0.0598	November 3, 2008	Daily
Class B	$0.0558	November 3, 2008	Daily
Class C	$0.0560	November 3, 2008	Daily
Class I	$0.0602	November 3, 2008	Daily
Intermediate Bond
Class A	$0.0599	November 3, 2008	Daily
Class B	$0.0539	November 3, 2008	Daily
Class C	$0.0540	November 3, 2008	Daily
Class I	$0.0626	November 3, 2008	Daily
Class O	$0.0601	November 3, 2008	Daily
Class R	$0.0582	November 3, 2008	Daily
Class W	$0.0632	November 3, 2008	Daily
Classic Money Market
Class A	$0.0017	November 3, 2008	Daily
Class B	$0.0011	November 3, 2008	Daily
Class C	$0.0011	November 3, 2008	Daily
Institutional Money Market
Class I	$0.0019	November 3, 2008	Daily
Class IS	$0.0021	November 3, 2008	Daily

Class A shares of National Tax-Exempt were liquidated on October 23, 2008.

The U.S. Treasury Department has notified Classic Money Market and Institutional Prime Money Market that they been accepted to participate in the U.S. Treasury Temporary Guarantee Program for Money Market Funds (the “Program”). The Program guarantees shareholders of Classic Money Market and Institutional Prime Money Market the lesser of: (1) the number of shares owned on September 19, 2008 multiplied by $1.00; or (2) the number of shares owned as of the time the Treasury’s obligation under the

Program is triggered multiplied by $1.00. The Treasury’s obligation under the Program is triggered if Classic Money Market’s or Institutional Prime Money Market’s net asset value per share falls below $0.995 and certain conditions are met including the liquidation of Classic Money Market or Institutional Prime Money Market.

Coverage under the Program is limited to persons who were shareholders of Classic Money Market or Institutional Prime Money Market as of the close of business on September 19, 2008. Any increase in the number of shares held in an account after the close of business on September 19, 2008 will not be guaranteed. If the number of shares held in an account fluctuates (even if the number of shares held in an account is reduced to zero), shareholders will be covered for the lesser of the number of shares held as of the close of business on September 19, 2008 or the number of shares held at the time the Treasury’s obligation under the Program is triggered. If a shareholder closes his/her account with Classic Money Market and Institutional Prime Money Market or broker-dealer, any future investment in Classic Money Market and Institutional Prime Money Market will not be guaranteed.

Classic Money Market and Institutional Prime Money Market each paid to participate in the Program for the initial three-month period, which will expire on December 18, 2008. The fee of 139,473 and 198,272 for Classic Money Market and Institutional Prime Money Market, respectively, was either 0.01% or 0.015% of each fund’s net asset value on September 19, 2008 depending on the market based net asset value per share of each fund as of September 19, 2008 (the “Program Participation Payment”). The Board has determined that the Program Participation Payment is an extraordinary expense that will not be subject to any expense limitation agreement currently in effect for the Fund.

On October 2, 2008, American General Finance Corp. commercial paper held by Classic Money Market matured at par of $25,000,000. That commercial paper was one of two positions held by Classic Money Market in American General Finance Corp. Since the commercial paper was paid in full upon maturity, ING America Insurance Holdings, Inc. was not required to make a capital contribution pursuant to the Capital Support Agreement described in Note 6, Other Transactions with Affiliates and Related Parties. Classic Money Market continues to hold American General Finance Corp. $3,000,000 principal corporate note, which is scheduled to mature on January 9, 2009.

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2008 (UNAUDITED) (CONTINUED)

NOTE 16 — SUBSEQUENT EVENTS (continued)

On October 2, 2008, American General Finance Corp. commercial paper held by Institutional Prime Money Market matured at par of $46,000,000. Since the commercial paper was paid in full upon maturity, ING America Insurance Holdings, Inc. was not required to make a capital contribution pursuant to the Capital Support Agreement described in Note 6, Other Transactions with Affiliates and Related Parties.

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position, creating a strong buffer to navigate the current market and economic environment. ING will issue non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosts ING Bank’s core Tier-1 ratio, strengthens the insurance balance sheet and reduces ING Group’s Debt/Equity ratio.

NOTE 17 — OTHER ACCOUNTING PRONOUNCEMENTS

On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (“SFAS No. 161”), “Disclosure about Derivative Instruments and Hedging Activities.” This new accounting statement requires enhanced disclosures about an entity’s derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under SFAS No. 133, and (c) how derivatives affect an entity’s financial position, financial performance, and cash flows. SFAS No. 161 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of September 30, 2008, management of the Funds is currently assessing the impact of the expanded financial statement disclosures that will result from adopting SFAS No. 161.

On September 12, 2008, the FASB issued FASB Staff Position (“FSP”) No. FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161. The FSP is intended to improve disclosures about credit derivatives by requiring more information about the potential adverse effects of changes in credit risk on the financial position, financial performance, and cash flows of the sellers of credit derivatives. It amends FASB Statement No. 133, Accounting for Derivative Instruments and Hedging Activities, to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. The FSP also amends FIN 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness to Others, to require an additional disclosure about the current status of the payment/performance risk of a guarantee. Management of the Funds is currently assessing the impact of adopting FSP No. FAS 133-1 and FIN 45-4.

NOTE 18 — INFORMATION REGARDING TRADING OF ING’s U.S. MUTUAL FUNDS

As discussed in earlier supplements that were previously filed with the SEC, ING Investments, the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2008 (UNAUDITED) (CONTINUED)

NOTE 18 — INFORMATION REGARDING TRADING OF ING’s U.S. MUTUAL FUNDS (continued)

ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•

ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. ING Investments reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

Other Regulatory Matters

The New York Attorney General and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request.

Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses. These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged. In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate. At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

ING GNMA INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2008 (UNAUDITED)

Principal Amount		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS: 95.5%
Federal Home Loan Mortgage Corporation: 0.3%
$78,711	7.000%, due 11/01/14	$83,065
264,938	7.500%, due 12/01/14	278,771
72,936	7.500%, due 01/01/30	79,167
12,754	8.000%, due 01/01/30	13,838
1,063,093	9.000%, due 01/15/31	1,123,681
37,147	9.500%, due 07/01/20	41,589

		1,620,111

Federal National Mortgage Association##: 0.3%
48,453	6.500%, due 06/01/14	50,317
441,009	6.500%, due 02/01/29	454,011
374,897	6.600%, due 07/01/27	394,362
160,466	6.600%, due 09/01/27	168,757
57,618	6.600%, due 11/01/27	60,595
113,347	6.600%, due 03/01/28	119,203
131,863	6.600%, due 06/01/28	138,325
58,595	7.000%, due 03/01/15	61,819
97,086	7.500%, due 05/01/28	105,175
39,032	8.500%, due 08/01/11	40,712
29,585	8.500%, due 08/01/15	33,417
77,275	8.500%, due 09/01/15	87,285

		1,713,978

Government National Mortgage Association: 94.9%
703,364	4.000%, due 05/20/33	647,020
945,407	4.000%, due 08/15/33	874,983
889,339	4.000%, due 01/15/34	821,604
748,005	4.000%, due 03/15/34	691,034
1,094,939	4.000%, due 08/20/35	1,003,793
1,743,140	4.500%, due 01/20/34	1,653,246
1,091,661	4.500%, due 03/20/34	1,035,364
322,167	4.500%, due 05/20/34	305,553
384,757	4.500%, due 06/20/34	364,916
1,886,783	4.500%, due 10/20/34	1,794,115
819,987	4.500%, due 07/20/35	779,308
3,755,410	4.500%, due 08/15/35	3,589,233
498,494	4.500%, due 09/15/35	476,435
1,288,425	4.500%, due 10/20/35	1,221,307
4,117,628	4.500%, due 11/15/35	3,935,423
2,909,436	4.500%, due 03/20/36	2,764,347
2,941,711	4.500%, due 05/20/38	2,762,565
3,494,899	4.500%, due 07/20/38	3,298,270
1,872,101	4.590%, due 12/15/38	1,733,403
661,034	5.000%, due 05/15/18	672,608
1,074,008	5.000%, due 04/15/29	1,061,333
1,033,350	5.000%, due 04/15/30	1,019,611
1,283,852	5.000%, due 10/15/30	1,266,783
619,430	5.000%, due 07/15/33	609,151
1,163,048	5.000%, due 10/20/33	1,135,241
2,972,438	5.000%, due 12/20/33	2,901,370
645,856	5.000%, due 02/20/34	630,252
854,306	5.000%, due 03/15/34	839,729
2,662,165	5.000%, due 04/15/34	2,614,662
524,108	5.000%, due 04/20/34	511,446
1,274,226	5.000%, due 06/20/34	1,243,442
595,197	5.000%, due 07/20/34	580,817
392,670	5.000%, due 09/20/34	383,183
1,699,284	5.000%, due 12/20/34	1,658,231
752,622	5.000%, due 01/15/35	739,545
1,853,709	5.000%, due 03/15/35	1,821,501
2,110,514	5.000%, due 04/15/35	2,073,844

Principal Amount		Value

Government National Mortgage Association: (continued)
$663,108	5.000%, due 05/15/35	$651,587
1,339,389	5.000%, due 05/20/35	1,309,342
860,620	5.000%, due 06/15/35	845,667
22,491,981	5.000%, due 11/20/35	21,987,395
4,132,121	5.000%, due 04/20/36	4,038,924
3,969,256	5.000%, due 05/20/36	3,879,732
1,758,844	5.000%, due 05/20/37	1,714,591
3,863,718	5.000%, due 12/20/37	3,766,505
4,084,094	5.000%, due 01/20/38	3,925,836
1,192,878	5.000%, due 02/15/38	1,171,593
4,756,301	5.000%, due 03/15/38	4,671,431
1,040,082	5.000%, due 05/20/38	1,015,380
6,370,554	5.000%, due 06/20/38	6,201,648
233,854	5.450%, due 02/15/29	235,111
100,801	5.450%, due 10/15/29	101,343
692,883	5.500%, due 08/20/24	703,945
28,252	5.500%, due 04/20/29	28,361
443,182	5.500%, due 10/15/32	445,209
1,444,307	5.500%, due 12/15/32	1,450,912
707,438	5.500%, due 06/15/33	710,231
677,706	5.500%, due 07/15/33	680,381
870,599	5.500%, due 11/20/33	868,952
627,251	5.500%, due 12/20/33	626,064
2,543,427	5.500%, due 01/15/34	2,550,288
471,131	5.500%, due 01/20/34	470,007
2,831,056	5.500%, due 02/15/34	2,838,694
693,172	5.500%, due 03/15/34	695,584
1,022,678	5.500%, due 03/20/34	1,020,237
4,621,314	5.500%, due 04/15/34	4,635,867
6,922,077	5.500%, due 04/20/34	6,906,243
240,105	5.500%, due 05/15/34	240,940
1,354,512	5.500%, due 06/15/34	1,359,225
1,754,257	5.500%, due 06/20/34	1,751,870
1,200,243	5.500%, due 07/15/34	1,204,420
1,131,508	5.500%, due 07/20/34	1,130,873
7,885,599	5.500%, due 08/15/34	7,913,034
861,473	5.500%, due 08/20/34	859,416
7,010,736	5.500%, due 09/15/34	7,035,128
4,934,570	5.500%, due 10/15/34	4,951,737
185,368	5.500%, due 12/15/34	186,013
249,481	5.500%, due 12/20/34	248,885
4,202,916	5.500%, due 01/15/35	4,215,569
421,106	5.500%, due 01/20/35	419,995
1,445,247	5.500%, due 02/15/35	1,449,598
3,418,725	5.500%, due 03/15/35	3,429,016
2,291,370	5.500%, due 04/15/35	2,298,268
3,298,559	5.500%, due 05/15/35	3,308,489
1,279,877	5.500%, due 05/20/35	1,278,837
1,003,175	5.500%, due 06/15/35	1,006,195
744,096	5.500%, due 06/20/35	743,491
1,327,909	5.500%, due 07/15/35	1,331,907
112,823	5.500%, due 08/20/35	112,731
1,187,172	5.500%, due 09/20/35	1,186,207
785,465	5.500%, due 11/15/35	787,829
3,048,184	5.500%, due 03/15/36	3,056,407
12,993,557	5.500%, due 03/20/36	12,977,584
894,925	5.500%, due 04/15/36	897,340
16,949,755	5.500%, due 04/20/36	16,932,154
2,259,351	5.500%, due 05/15/36	2,265,447
647,218	5.500%, due 06/15/36	648,964
22,402,329	5.500%, due 06/20/36	22,379,066
2,877,939	5.500%, due 07/15/36	2,885,703

See Accompanying Notes to Financial Statements

ING GNMA INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2008 (UNAUDITED) (CONTINUED)

Principal Amount		Value

Government National Mortgage Association: (continued)
$613,774	5.500%, due 08/15/36	$615,430
12,758,908	5.500%, due 08/20/36	12,745,659
809,287	5.500%, due 09/15/36	811,471
3,567,982	5.500%, due 10/15/36	3,577,609
3,373,294	5.500%, due 11/15/36	3,382,395
2,197,387	5.500%, due 12/15/36	2,203,315
5,241,492	5.500%, due 01/15/37	5,255,633
8,270,084	5.500%, due 07/20/37	8,254,877
828,295	5.500%, due 09/20/38	820,401
9,825,288	5.630%, due 07/15/45	9,628,863
215,863	5.750%, due 11/20/27	218,692
288,130	5.750%, due 12/20/27	291,907
103,820	5.750%, due 02/20/28	105,118
812,327	5.750%, due 03/20/28	822,488
315,098	5.750%, due 04/20/28	319,039
178,401	5.750%, due 07/20/28	180,632
64,151	5.750%, due 01/20/29	64,910
113,200	5.750%, due 04/20/29	114,539
543,185	5.750%, due 07/20/29	549,611
139,937	6.000%, due 10/15/15	144,661
595,843	6.000%, due 10/15/25	608,325
1,574,447	6.000%, due 04/15/26	1,606,247
1,150,144	6.000%, due 10/20/27	1,173,993
595,599	6.000%, due 07/15/28	607,628
432,600	6.000%, due 08/15/28	441,337
860,617	6.000%, due 09/15/28	877,999
357,447	6.000%, due 02/15/29	365,235
240,092	6.000%, due 04/15/29	244,791
277,885	6.000%, due 05/15/29	283,414
117,428	6.000%, due 12/15/29	120,244
292,095	6.000%, due 02/15/32	297,538
1,689,594	6.000%, due 07/15/32	1,721,080
3,876,995	6.000%, due 08/15/32	3,952,158
7,752,286	6.000%, due 09/15/32	7,896,753
1,259,747	6.000%, due 11/15/32	1,283,223
1,037,666	6.000%, due 12/15/32	1,057,003
11,417,581	6.000%, due 01/15/33	11,626,785
1,119,396	6.000%, due 02/15/33	1,139,906
1,696,717	6.000%, due 03/15/33	1,727,806
418,275	6.000%, due 04/15/33	425,939
1,434,763	6.000%, due 05/15/33	1,461,052
3,146,475	6.000%, due 09/15/33	3,204,127
4,166,074	6.000%, due 10/15/33	4,242,409
1,172,775	6.000%, due 12/15/33	1,194,264
795,912	6.000%, due 01/15/34	809,003
685,638	6.000%, due 01/20/34	695,088
158,682	6.000%, due 02/15/34	161,292
1,399,714	6.000%, due 02/20/34	1,419,006
3,306,595	6.000%, due 03/20/34	3,352,170
424,596	6.000%, due 04/20/34	430,449
2,696,916	6.000%, due 05/20/34	2,734,089
144,370	6.000%, due 06/20/34	146,360
19,570,393	6.000%, due 07/20/34	19,840,136
2,166,398	6.000%, due 08/20/34	2,196,258
474,431	6.000%, due 09/15/34	482,827
833,908	6.000%, due 10/15/34	848,667
7,791,318	6.000%, due 10/20/34	7,901,933
8,435,715	6.000%, due 11/20/34	8,551,986
8,100,208	6.000%, due 12/20/34	8,211,854
2,034,714	6.000%, due 01/20/35	2,060,990
912,095	6.000%, due 02/20/35	923,874
1,462,524	6.000%, due 03/20/35	1,481,411

Principal Amount		Value

Government National Mortgage Association: (continued)
$1,083,499	6.000%, due 04/20/35	$1,097,491
249,199	6.000%, due 06/20/35	252,418
833,863	6.000%, due 05/15/36	847,829
1,950,891	6.000%, due 06/15/36	1,983,565
1,609,473	6.000%, due 07/15/36	1,636,428
1,275,284	6.000%, due 08/15/36	1,296,642
977,476	6.000%, due 09/15/36	993,847
1,719,612	6.000%, due 10/15/36	1,748,412
3,178,775	6.000%, due 01/20/37	3,221,586
3,723,000	6.000%, due 03/15/37	3,784,236
7,948,223	6.000%, due 04/20/37	8,067,025
4,263,451	6.000%, due 06/15/37	4,333,575
1,261,663	6.000%, due 09/20/37	1,280,521
4,832,602	6.000%, due 12/20/37	4,897,686
660,288	6.000%, due 05/20/38	664,622
5,682,981	6.000%, due 08/20/38	5,712,284
10,774,014	6.000%, due 09/20/38	10,934,783
91,982	6.250%, due 03/15/28	94,325
90,110	6.250%, due 04/15/28	92,405
391,788	6.250%, due 09/15/29	401,522
200,642	6.280%, due 01/20/26	205,530
517,078	6.280%, due 05/20/26	529,674
729,804	6.490%, due 01/15/28	766,879
246,018	6.500%, due 02/15/26	253,580
183,758	6.500%, due 03/15/28	189,406
151,933	6.500%, due 08/15/28	156,603
1,644,145	6.500%, due 11/15/28	1,694,685
270,527	6.500%, due 07/20/29	278,214
29,727	6.500%, due 05/15/31	30,603
1,024,404	6.500%, due 08/20/31	1,053,092
175,875	6.500%, due 09/15/31	181,061
1,557,949	6.500%, due 01/15/32	1,602,918
610,186	6.500%, due 02/15/32	627,798
101,533	6.500%, due 04/20/32	104,340
331,397	6.500%, due 07/20/32	340,559
304,891	6.500%, due 08/15/32	313,691
3,113,271	6.500%, due 10/15/33	3,200,216
528,300	6.500%, due 10/20/33	541,878
1,789,488	6.500%, due 11/15/33	1,836,591
853,375	6.500%, due 11/20/33	875,307
344,288	6.500%, due 01/20/34	352,761
640,649	6.500%, due 02/20/34	656,416
381,515	6.500%, due 03/20/34	390,903
336,774	6.500%, due 08/20/34	345,062
2,731,841	6.500%, due 09/20/34	2,799,071
1,022,478	6.500%, due 10/20/34	1,047,642
845,785	6.500%, due 11/20/34	866,599
1,005,449	6.500%, due 12/20/34	1,030,192
546,560	6.500%, due 03/20/35	559,413
452,132	6.500%, due 04/20/36	462,688
1,063,653	6.500%, due 05/15/36	1,091,018
4,314,162	6.500%, due 09/15/36	4,425,153
2,428,417	6.500%, due 11/15/36	2,490,894
1,280,472	6.500%, due 12/15/36	1,313,415
6,810,363	6.500%, due 01/15/37	6,983,530
5,364,206	6.500%, due 02/15/37	5,500,603
599,335	6.500%, due 02/20/37	613,758
7,061,921	6.500%, due 03/15/37	7,241,485
441,246	6.500%, due 04/20/37	451,866
7,784,772	6.500%, due 10/20/37	7,979,848
5,886,101	6.500%, due 05/20/38	6,034,403
5,729,975	6.500%, due 06/15/38	5,875,672

See Accompanying Notes to Financial Statements

ING GNMA INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2008 (UNAUDITED) (CONTINUED)

Principal Amount		Value

Government National Mortgage Association: (continued)
$4,986,702	6.500%, due 06/20/38	$5,112,343
769,889	6.500%, due 07/20/38	781,076
9,164,318	6.500%, due 08/20/38	9,314,313
269,978	6.600%, due 10/20/26	280,343
349,257	6.600%, due 02/20/27	362,359
105,619	6.600%, due 05/20/27	109,582
445,007	6.600%, due 06/20/27	461,702
386,695	6.600%, due 07/20/27	401,202
236,262	6.600%, due 09/20/27	245,126
318,830	6.600%, due 10/20/27	330,791
121,058	6.600%, due 12/20/27	125,600
325,163	6.600%, due 02/20/28	337,008
851,896	6.600%, due 07/20/28	882,928
11,238	6.750%, due 08/15/28	11,770
315,055	6.750%, due 10/15/28	329,961
58,446	6.750%, due 11/15/28	61,211
66,872	7.000%, due 09/15/23	70,756
18,206	7.000%, due 12/15/23	19,263
33,986	7.000%, due 04/15/26	35,908
167,554	7.000%, due 01/15/27	176,902
167,142	7.000%, due 11/15/27	176,467
258,198	7.000%, due 07/15/28	272,318
20,327	7.000%, due 07/15/29	21,423
34,691	7.000%, due 10/15/30	36,532
46,710	7.000%, due 05/15/31	49,140
539,591	7.000%, due 06/15/31	568,238
292,315	7.000%, due 09/15/31	307,523
148,373	7.000%, due 11/15/31	155,482
165,370	7.000%, due 12/15/31	173,973
1,882,517	7.000%, due 01/15/32	1,979,695
3,444,156	7.000%, due 02/15/32	3,621,950
2,382,258	7.000%, due 03/15/32	2,505,234
3,281,290	7.000%, due 04/15/32	3,450,675
2,930,358	7.000%, due 05/15/32	3,081,627
1,906,414	7.000%, due 07/15/32	2,004,825
121,075	7.000%, due 06/20/34	126,202
173,800	7.000%, due 07/20/34	181,160
1,575,670	7.000%, due 09/20/34	1,642,397
375,922	7.000%, due 10/20/34	391,841
644,317	7.000%, due 08/20/36	664,862
25,093	7.250%, due 01/15/29	26,879
71,769	7.500%, due 08/20/27	77,214
197,884	7.500%, due 12/15/28	213,740
374,228	7.500%, due 10/15/30	403,425
48,243	7.500%, due 12/15/30	52,006
50,247	7.500%, due 01/15/31	54,142
157,568	7.500%, due 10/15/31	169,780
87,823	7.500%, due 01/15/32	94,514
22,862	7.800%, due 05/15/19	24,888
28,809	7.800%, due 07/15/19	31,361
5,693	8.000%, due 03/20/24	6,224
36,546	8.000%, due 11/15/25	40,119
93,090	8.000%, due 07/15/26	102,213
137,983	8.000%, due 09/15/26	151,504
46,369	8.000%, due 09/20/26	50,728
34,134	8.000%, due 12/15/26	37,479
21,445	8.000%, due 04/15/27	23,539
60,247	8.000%, due 06/15/27	66,129
53,968	8.000%, due 07/15/27	59,237
26,386	8.000%, due 03/15/28	28,965
36,324	8.050%, due 07/15/19	39,630
39,350	9.000%, due 05/15/16	43,063

Principal Amount			Value
Government National Mortgage Association: (continued)
$25,377		9.000%, due 07/15/16	$27,771
9,103		9.500%, due 11/15/21	10,131

			571,400,573

Other U.S. Agency Obligations: 0.0%
13,027	C	Small Business Administration, 8.250%, due 11/01/11	13,187

			13,187

		Total U.S. Government Agency Obligations (Cost $572,996,785)	574,747,849

U.S. TREASURY OBLIGATIONS: 2.5%
U.S. Treasury Notes: 2.5%
15,000,000		4.875%, due 05/15/09	15,289,455

			15,289,455

		Total U.S. Treasury Obligations (Cost $15,257,770)	15,289,455

Total Investments in Securities (Cost $588,254,555)*	98.0%	$590,037,304
Other Assets and Liabilities - Net	2.0	12,100,793

Net Assets	100.0%	$602,138,097

##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
C	Bond may be called prior to maturity date.
*	Cost for federal income tax purposes is $588,277,041.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$5,178,628
Gross Unrealized Depreciation	(3,418,365)

Net Unrealized Appreciation	$1,760,263

The following table summarizes the inputs used as of September 30, 2008 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$—	$—
Level 2 — Other Significant Observable Inputs	581,569,557	—
Level 3 — Significant Unobservable Inputs	8,467,747	—

Total	$590,037,304	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

See Accompanying Notes to Financial Statements

ING GNMA INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2008 (UNAUDITED) (CONTINUED)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended September 30, 2008, was as follows:

	Investments in Securities	Other Financial Instruments*
Balance at 03/31/08	$—	$—
Net purchases/sales	8,272,550	—
Total realized and unrealized gain (loss)	194,788	—
Amortization of premium/discount	409	—
Transfers in and/or out of Level 3	—	—

Balance at 09/30/08	$8,467,747	$—

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

For the six months ended September 30, 2008, total change in unrealized gain (loss) on Level 3 securities still held at period end included in the change in net assets was $193,961. Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2008 (UNAUDITED)

Principal Amount			Value

CORPORATE BONDS/NOTES: 93.3%
Advertising: 0.9%
$758,000	#, C	R.H. Donnelley, Inc., 11.750%, due 05/15/15	$466,170
455,000	C	Visant Corp., 7.625%, due 10/01/12	419,738

			885,908

Aerospace/Defense: 0.8%
405,000	C	BE Aerospace, Inc., 8.500%, due 07/01/18	393,863
420,000	C	DRS Technologies, Inc., 7.625%, due 02/01/18	441,000

			834,863

Airlines: 0.7%
800,000	C	AMR Corp., 8.608%, due 04/01/11	660,000
578,731	C	Continental Airlines, Inc., 7.461%, due 04/01/15	503,496

			1,163,496

Auto Manufacturers: 0.8%
1,000,000	C	General Motors Corp., 7.125%, due 07/15/13	462,500
725,000	C	General Motors Corp., 8.375%, due 07/15/33	293,625

			756,125

Auto Parts & Equipment: 0.3%
355,000	C	United Components, Inc., 9.375%, due 06/15/13	296,425

			296,425

Banks: 1.5%
200,000	C	BAC Capital Trust VI, 5.625%, due 03/08/35	153,180
505,000	C	Bank of America Corp., 8.000%, due 01/30/18	400,496
463,000	C	National City Preferred Capital Trust I, 12.000%, due 12/29/49	161,682
380,000	C	SunTrust Capital VIII, 6.100%, due 12/15/36	234,768
500,000	C	Wells Fargo Capital XV, 9.750%, due 12/29/49	485,467

			1,435,593

Beverages: 1.0%
790,000	C	Constellation Brands, Inc., 7.250%, due 05/15/17	730,750
255,000	C	Constellation Brands, Inc., 8.375%, due 12/15/14	253,725

			984,475

Building Materials: 1.4%
825,000	C	Interline Brands, Inc., 8.125%, due 06/15/14	820,875
620,000	#, C	Nortek, Inc., 10.000%, due 12/01/13	548,700

			1,369,575

Chemicals: 2.3%
875,000	C	Huntsman International, LLC, 7.875%, due 11/15/14	756,875

Principal Amount			Value

Chemicals: (continued)
$855,000	&, C	Momentive Performance Materials, Inc., 10.125%, due 12/01/14	$662,625
630,000	C	Momentive Performance Materials, Inc., 11.500%, due 12/01/16	431,550
450,000	C	PolyOne Corp., 8.875%, due 05/01/12	429,750

			2,280,800

Commercial Services: 3.6%
710,000	C	Alion Science and Technology Corp., 10.250%, due 02/01/15	450,850
660,000	C	Aramark Services, Inc., 8.500%, due 02/01/15	623,700
560,000	#, C	Cenveo Corp., 10.500%, due 08/15/16	520,800
945,000	#, C	Ceridian Corp., 11.250%, due 11/15/15	781,988
770,000	&, #, C	Ceridian Corp., 12.250%, due 11/15/15	629,475
575,000	C	Iron Mountain, Inc., 8.000%, due 06/15/20	554,875

			3,561,688

Computers: 0.6%
649,000	C	Sungard Data Systems, Inc., 9.125%, due 08/15/13	587,345

			587,345

Diversified Financial Services: 14.3%
705,000	#	Astoria Depositor Corp., 8.144%, due 05/01/21	701,475
780,000	#, C	Buffalo Thunder Development Authority, 9.375%, due 12/15/14	331,500
840,000	C	Citigroup, Inc., 8.400%, due 04/29/49	572,804
455,000		Ford Motor Credit Co., 5.538%, due 01/13/12	291,282
1,030,000		Ford Motor Credit Co., 7.241%, due 04/15/12	952,362
1,600,000		Ford Motor Credit Co., 7.250%, due 10/25/11	1,018,045
875,000		Ford Motor Credit Co., 7.800%, due 06/01/12	543,689
950,000		Ford Motor Credit Co., 9.875%, due 08/10/11	655,757
365,000		General Motors Acceptance Corp., 6.750%, due 12/01/14	140,226
3,000,000		General Motors Acceptance Corp., 6.875%, due 09/15/11	1,339,272
700,000	&, C	Hawker Beechcraft Acquisition Co. LLC / Hawker Beechcraft Notes Co., 8.875%, due 04/01/15	637,000
985,000	C	Hawker Beechcraft Acquisition Co. LLC / Hawker Beechcraft Notes Co., 9.750%, due 04/01/17	886,500

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2008 (UNAUDITED) (CONTINUED)

Principal Amount			Value

Diversified Financial Services: (continued)
$670,000	C	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 9.750%, due 11/15/14	$532,650
645,000	C	JP Morgan Chase Capital XVIII, 6.950%, due 08/17/36	501,413
535,000	C	KAR Holdings, Inc., 8.750%, due 05/01/14	438,700
980,000	&, #, C	Local TV Finance, LLC, 9.250%, due 06/15/15	641,900
1,010,000	#, C	Nuveen Investments, Inc., 10.500%, due 11/15/15	782,750
1,013,623	#, C	Piper Jaffray Equipment Trust Securities, 6.750%, due 04/01/11	810,899
365,000	#, C	Rainbow National Services, LLC, 8.750%, due 09/01/12	366,825
380,000		SLM Corp., 2.940%, due 07/27/09	334,545
500,000	#, C	Snoqualmie Entertainment Authority, 9.125%, due 02/01/15	363,750
950,000	C	Universal City Florida Holding Co. I/II, 7.551%, due 05/01/10	897,750
810,000	#, C	USB Realty Corp., 6.091%, due 12/22/49	372,859

			14,113,953

Electric: 8.0%
610,000	C	AES Corp., 8.000%, due 10/15/17	553,575
574,000	#, C	AES Corp., 8.750%, due 05/15/13	579,740
715,000	C	Edison Mission Energy, 7.000%, due 05/15/17	647,075
1,585,000	#, C	Energy Future Holdings, 10.875%, due 11/01/17	1,438,388
705,363	C	Homer City Funding, LLC, 8.734%, due 10/01/26	719,470
85,875	C	Midwest Generation, LLC, 8.300%, due 07/02/09	87,004
371,486	C	Midwest Generation, LLC, 8.560%, due 01/02/16	382,631
1,085,000	C	Mirant North America, LLC, 7.375%, due 12/31/13	1,025,325
910,000	C	NRG Energy, Inc., 7.375%, due 02/01/16	821,275
230,000	C	NRG Energy, Inc., 7.375%, due 01/15/17	209,875
1,560,000	#, C	Texas Competitive Electric Holdings Co., LLC, 10.250%, due 11/01/15	1,415,700

			7,880,058

Entertainment: 2.8%
1,125,000	C	AMC Entertainment, Inc., 11.000%, due 02/01/16	1,113,750
315,000	+, C	Marquee Holdings, Inc., 0.000%, (Step Rate 9.505%), due 08/15/14	233,888
435,000	#, C	Mashantucket Western Pequot Tribe, 8.500%, due 11/15/15	284,925

Principal Amount			Value

Entertainment: (continued)
$485,000	C	Pinnacle Entertainment, Inc., 8.250%, due 03/15/12	$471,056
395,000	#, C	Scientific Games Corp., 7.875%, due 06/15/16	378,213
455,000	#, C	Shingle Springs Tribal Gaming Authority, 9.375%, due 06/15/15	329,875

			2,811,707

Environmental Control: 3.0%
960,000	C	Allied Waste North America, Inc., 7.250%, due 03/15/15	924,000
1,280,000	C	Waste Services, Inc., 9.500%, due 04/15/14	1,260,800
865,000	C	WCA Waste Corp., 9.250%, due 06/15/14	817,425

			3,002,225

Food: 1.3%
590,000	C	Dean Foods Co., 7.000%, due 06/01/16	516,250
500,000		Smithfield Foods, Inc., 7.750%, due 07/01/17	395,000
425,000	C	Stater Brothers Holdings, 8.125%, due 06/15/12	418,625

			1,329,875

Forest Products & Paper: 2.2%
600,000	@@	Abitibi-Consolidated, Inc., 7.500%, due 04/01/28	141,000
720,000	@@, C	Abitibi-Consolidated, Inc., 8.850%, due 08/01/30	176,400
380,000	C	Domtar Corp., 5.375%, due 12/01/13	323,000
140,000	#, C	Georgia-Pacific Corp., 7.000%, due 01/15/15	128,100
600,000	#, C	Georgia-Pacific Corp., 7.125%, due 01/15/17	538,500
500,000	C	NewPage Corp., 12.000%, due 05/01/13	440,000
145,000	C	Verso Paper Holdings, LLC and Verson Paper, Inc., 6.551%, due 08/01/14	120,350
380,000	C	Verso Paper Holdings, LLC and Verson Paper, Inc., 9.125%, due 08/01/14	328,700

			2,196,050

Healthcare - Products: 2.4%
650,000	#, C	Bausch & Lomb, Inc., 9.875%, due 11/01/15	619,125
500,000	C	Biomet, Inc., 10.000%, due 10/15/17	512,500
600,000	C	Biomet, Inc., 11.625%, due 10/15/17	606,000
625,000	C	Boston Scientific Corp., 6.250%, due 11/15/15	592,188

			2,329,813

Healthcare - Services: 6.8%
690,000	C	Centene Corp., 7.250%, due 04/01/14	650,325

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2008 (UNAUDITED) (CONTINUED)

Principal Amount			Value

Healthcare - Services: (continued)
$895,000	C	DaVita, Inc., 7.250%, due 03/15/15	$854,725
1,465,000	C	HCA, Inc., 9.250%, due 11/15/16	1,428,375
1,180,000	&, C	HCA, Inc., 9.625%, due 11/15/16	1,123,950
830,000	C	Psychiatric Solutions, Inc., 7.750%, due 07/15/15	776,050
610,000	C	Select Medical Corp., 7.625%, due 02/01/15	497,150
325,000	C	Select Medical Corp., 8.834%, due 09/15/15	266,500
725,000	C	Sun Healthcare Group, Inc., 9.125%, due 04/15/15	696,000
220,000	C	United Surgical Partners International, Inc., 8.875%, due 05/01/17	185,900
300,000	&, C	United Surgical Partners International, Inc., 9.250%, due 05/01/17	256,500

			6,735,475

Holding Companies - Diversified: 0.7%
750,000	C	Atlantic Broadband Finance, LLC, 9.375%, due 01/15/14	667,500

			667,500

Home Furnishings: 0.4%
445,000	C	Norcraft Cos. LP, 9.000%, due 11/01/11	429,425

			429,425

Household Products/Wares: 1.4%
525,000	#, C	American Achievement Corp., 8.250%, due 04/01/12	509,250
905,000	+, C	Visant Holding Corp., 0.000% (step rate 10.250%), due 12/01/13	823,550

			1,332,800

Iron/Steel: 0.2%
260,000	&, C	Metals USA Holdings Corp., 9.883%, due 07/01/12	209,300

			209,300

Leisure Time: 0.5%
740,000	C	Travelport, LLC, 11.875%, due 09/01/16	534,650

			534,650

Lodging: 1.1%
1,265,000	#, C	Harrah’s Operating Co., Inc., 10.750%, due 02/01/16	651,475
645,000	C	MGM Mirage, 7.500%, due 06/01/16	474,075

			1,125,550

Media: 9.7%
559,634	#, C	American Media Operations, Inc., 10.250%, due 05/01/09	395,941
610,000	C	Cablevision Systems Corp., 8.000%, due 04/15/12	576,450

Principal Amount			Value

Media: (continued)
$1,185,000	C	Charter Communications Holdings II, LLC, 10.250%, due 09/15/10	$1,072,425
1,110,000	#, C	Charter Communications Operating, LLC, 8.375%, due 04/30/14	985,125
100,000		CSC Holdings, Inc., 7.875%, due 02/15/18	88,500
10,000		CSC Holdings, Inc., 8.125%, due 07/15/09	9,925
1,346,000	C	Dex Media West, LLC, 9.875%, due 08/15/13	837,885
385,000	#, C	DirecTV Holdings, LLC/DirecTV Financing Co., 7.625%, due 05/15/16	350,350
420,000	C	Echostar DBS Corp., 6.625%, due 10/01/14	338,100
1,010,000	C	Echostar DBS Corp., 7.125%, due 02/01/16	815,575
810,000	C	Idearc, Inc., 8.000%, due 11/15/16	224,775
538,222	&, #, C	ION Media Networks, Inc., 9.041%, due 01/15/13	291,985
690,000		Liberty Media, LLC, 8.250%, due 02/01/30	469,048
960,000	C	Mediacom Broadband, LLC, 8.500%, due 10/15/15	796,800
479,386	C	Nexstar Finance Holdings, LLC, 11.375%, due 04/01/13	400,287
1,070,000	C	Nexstar Finance, Inc., 7.000%, due 01/15/14	807,850
545,000	@@, C	Quebecor Media, Inc., 7.750%, due 03/15/16	479,600
950,000	C	Radio One, Inc., 6.375%, due 02/15/13	650,750
31,000	C	RH Donnelley Corp., 8.875%, due 10/15/17	10,695

			9,602,066

Miscellaneous Manufacturing: 1.6%
415,000	C	Harland Clarke Holdings Corp., 7.554%, due 05/15/15	271,825
540,000	C	Harland Clarke Holdings Corp., 9.500%, due 05/15/15	386,100
993,321		Rexnord Corp., 9.676%, due 03/02/13	943,655

			1,601,580

Oil & Gas: 7.9%
505,000	#, C	Atlas Energy Resources LLC, 10.750%, due 02/01/18	457,025
595,000	C	Berry Petroleum Co., 8.250%, due 11/01/16	505,750
635,000	C	Chaparral Energy, Inc., 8.875%, due 02/01/17	504,825
900,000	C	Chesapeake Energy Corp., 6.625%, due 01/15/16	812,250
405,000	C	Denbury Resources, Inc., 7.500%, due 12/15/15	374,625
705,000	C	Forest Oil Corp., 7.250%, due 06/15/19	606,300

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2008 (UNAUDITED) (CONTINUED)

Principal Amount			Value

Oil & Gas: (continued)
$565,000	@@, #, C	Griffin Coal Mining Co. Pty Ltd., 9.500%, due 12/01/16	$364,425
690,000	#, C	Hilcorp Energy I LP, 7.750%, due 11/01/15	596,850
525,000	C	McMoRan Exploration Co., 11.875%, due 11/15/14	501,375
470,000	C	Newfield Exploration Co., 7.125%, due 05/15/18	411,250
575,000	@@, C	OPTI Canada, Inc., 8.250%, due 12/15/14	517,500
600,000	C	PetroHawk Energy Corp., 9.125%, due 07/15/13	567,000
600,000	C	Plains Exploration & Production Co., 7.625%, due 06/01/18	534,000
575,000	C	Quicksilver Resources, Inc., 8.250%, due 08/01/15	529,000
570,000	#, C	Southwestern Energy Co., 7.500%, due 02/01/18	555,750

			7,837,925

Oil & Gas Services: 0.9%
460,000	@@, C	Compagnie Generale de Geophysique-Veritas, 7.750%, due 05/15/17	439,300
510,000	#, C	Key Energy Services, Inc., 8.375%, due 12/01/14	492,150

			931,450

Pipelines: 2.3%
500,000	C	El Paso Corp., 7.000%, due 06/15/17	449,182
875,000	C	El Paso Corp., 7.250%, due 06/01/18	818,125
725,000	@@, C	Kinder Morgan Finance Co. ULC, 5.700%, due 01/05/16	627,125
405,000	#, C	Targa Resources Partners L.P., 8.250%, due 07/01/16	350,325

			2,244,757

Retail: 1.6%
770,000	C	Albertson’s, Inc., 7.450%, due 08/01/29	688,710
785,000	C	Bon-Ton Stores, Inc., 10.250%, due 03/15/14	239,425
615,000	C	GSC Holdings Corp., 8.000%, due 10/01/12	621,150

			1,549,285

Telecommunications: 9.4%
396,000	C	Centennial Cellular Communications Corp., 8.125%, due 02/01/14	394,020
717,000	C	Centennial Cellular Operating Co., 10.125%, due 06/15/13	713,415
340,000	C	Centennial Communications Corp., 10.000%, due 01/01/13	327,250
515,000	C	Cincinnati Bell, Inc., 8.375%, due 01/15/14	450,625

Principal Amount			Value

Telecommunications: (continued)
$380,000	C	Citizens Communications Co., 9.000%, due 08/15/31	$292,600
1,095,000	C	Cricket Communications, Inc., 9.375%, due 11/01/14	1,023,825
1,070,000	@@, C	Intelsat Bermuda Ltd., 11.250%, due 06/15/16	1,045,925
810,000	&, C	iPCS, Inc., 6.051%, due 05/01/14	635,850
1,070,000	C	MetroPCS Wireless, Inc., 9.250%, due 11/01/14	1,005,800
725,000	C	Qwest Communications International, Inc., 7.500%, due 02/15/14	630,749
1,395,000	C	Sprint Capital Corp., 6.875%, due 11/15/28	936,703
465,000	C	Sprint Capital Corp., 8.750%, due 03/15/32	363,463
1,025,000	C	Sprint Nextel Corp., 6.000%, due 12/01/16	790,435
650,000	C	West Corp., 9.500%, due 10/15/14	500,500
330,000	C	West Corp., 11.000%, due 10/15/16	239,250

			9,350,410

Transportation: 0.4%
490,000	C	Bristow Group, Inc., 7.500%, due 09/15/17	438,550

			438,550

		Total Corporate Bonds/Notes (Cost $109,784,051)	92,410,697

ASSET-BACKED SECURITIES: 0.4%
Home Equity Asset-Backed Securities: 0.4%
328,495	C,S	Ameriquest Mortgage Securities, Inc., 4.557%, due 02/25/33	250,352
233,170	C	Morgan Stanley Capital I, 4.407%, due 06/25/33	166,465

		Total Asset-Backed Securities (Cost $469,002)	416,817

Shares			Value
COMMON STOCK: 0.3%
Agriculture: 0.0%
17,906	I	North Atlantic Trading Co.	$18

			18

Chemicals: 0.3%
24,000		Huntsman Corp.	302,400

			302,400

Telecommunications: 0.0%
264	@, @@	Completel Europe NV	12,287

			12,287

		Total Common Stock (Cost $776,267)	314,705

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2008 (UNAUDITED) (CONTINUED)

Shares			Value

PREFERRED STOCK: 0.0%
Media: 0.0%
1	&, P	ION Media Networks, Inc.	$7,009

		Total Preferred Stock (Cost $8,676 )	7,009

WARRANTS: 0.0%
Building Materials: 0.0%
3,100	#, I	Dayton Superior Corp.	31

			31

Commercial Services: 0.0%
92,950	I	Comforce Corp.	930

			930

Telecommunications: 0.0%
500	@@, #, I	GT Group Telecom, Inc.	—

			—

		Total Warrants (Cost $—)	961

		Total Long-Term Investments (Cost $111,037,996)	93,150,189

SHORT-TERM INVESTMENTS: 4.6%
Affiliated Mutual Fund: 4.1%
4,000,000		ING Institutional Prime Money Market Fund	$4,000,000

		Total Mutual Fund (Cost $4,000,000 )	4,000,000

Principal Amount			Value

Repurchase Agreement: 0.5%
$513,000	Goldman Sachs Repurchase Agreement dated 09/30/08, 1.000%, due 10/01/08, $513,014 to be received upon repurchase (Collateralized by $495,000 Federal National Mortgage Association, 4.625%, Market Value plus accrued interest $523,437, due 10/15/14)		$513,000

	Total Repurchase Agreement (Cost $513,000)		513,000

	Total Short-Term Investments (Cost $4,513,000)		4,513,000

	Total Investments in Securities (Cost $115,550,996)*	98.6%	$97,663,189
	Other Assets and Liabilities - Net	1.4	1,382,749

	Net Assets	100.0%	$99,045,938

@	Non-income producing security
@@	Foreign Issuer
&	Payment-in-kind
+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
P	Preferred Stock may be called prior to convertible date.
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
I	Illiquid Security
*	Cost for federal income tax purposes is $115,623,630.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$31,315
Gross Unrealized Depreciation	(17,991,756)

Net Unrealized Depreciation	$(17,960,441)

The following table summarizes the inputs used as of September 30, 2008 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$4,314,687	$—
Level 2 — Other Significant Observable Inputs	91,829,119	(850,421)
Level 3 — Significant Unobservable Inputs	1,519,383	—

Total	$97,663,189	$(850,421)

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2008 (UNAUDITED) (CONTINUED)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended September 30, 2008, was as follows:

	Investments in Securities	Other Financial Instruments*
Balance at 03/31/08	$1,726,025	$—
Net purchases/sales	(33,299)	—
Total realized and unrealized gain (loss)	(173,343)	—
Amortization of premium/discount	—	—
Transfers in and/or out of Level 3	—	—

Balance at 09/30/08	$1,519,383	$—

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

For the six months ended September 30, 2008, total change in unrealized gain (loss) on Level 3 securities still held at period end included in the change in net assets was $174,223. Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

ING High Yield Bond Fund Credit Default Swap Agreements Outstanding on September 30, 2008:

Counterparty	Reference Entity/ Obligation	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate (%)	Termination Date		Notional Amount	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services Inc.	Beazer Homes USA 6.500%, 11/15/13	Sell	5.000	06/20/09	USD	2,000,000	$32,970
Merrill Lynch International	General Motors 7.125%. 07/15/13	Sell	5.000	03/20/09	USD	2,000,000	(233,405)
Merrill Lynch International	GMAC LLC 6.875%, 08/28/12	Sell	5.000	06/20/09	USD	2,000,000	(325,095)
Goldman Sachs International	Harrah’s Operating Co. Inc. 5.625%, 06/01/15	Sell	5.000	06/20/09	USD	2,000,000	(122,330)
Goldman Sachs International	Idearc Inc. 8.000%, 11/15/16	Sell	5.000	06/20/09	USD	2,000,000	(127,532)
JPMorgan Chase Bank N.A., New York	K. Hovnanian Enterprises 6.500%, 01/15/14	Sell	5.000	06/20/09	USD	2,000,000	(42,247)
Goldman Sachs International	Newell Rubbermaid Inc. 6.750%, 03/15/12	Buy	(1.200)	09/20/13	USD	2,000,000	(21,455)
JPMorgan Chase Bank N.A., New York	Norbord Inc. 7.250%, 07/01/12	Buy	(1.380)	06/20/14	USD	2,000,000	380,744
Citibank N.A., New York	Republic of Italy 6.875%, 09/27/23	Sell	0.495	09/20/18	USD	2,000,000	(22,655)
Citibank N.A., New York	UniCredit S.p.A. 4.375%, 02/10/14	Buy	(0.775)	09/20/18	USD	2,000,000	80,515
Credit Suisse International	Visteon Corp. 7.000%, 03/10/14	Sell	5.000	06/20/09	USD	2,000,000	(98,111)
Goldman Sachs International	Whirlpool Corp. 7.750%, 07/15/16	Buy	(0.980)	06/20/13	USD	2,000,000	10,680

							$(487,921)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund must pay to the buyer of the protection an amount up to the notional value of the reference entity/obligation and in certain instances, take delivery of the reference entity/obligation. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund may receive from the seller of protection an amount up to the notional value of the reference entity/obligation, which may have little or no value.

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2008 (UNAUDITED)

Principal Amount			Value

CORPORATE BONDS/NOTES: 22.1%
Agriculture: 0.2%
$898,000		Philip Morris International, Inc., 5.650%, due 05/16/18	$831,550
1,782,000		Philip Morris International, Inc., 6.375%, due 05/16/38	1,572,326

			2,403,876

Airlines: 0.4%
5,679,000	C, S	Delta Airlines, Inc., 7.570%, due 11/18/10	5,139,495

			5,139,495

Auto Manufacturers: 0.3%
2,721,525	S	Ford Motor Co., 5.490%, due 11/29/13	1,800,174
2,131,000	C, S	General Motors Corp., 8.250%, due 07/15/23	847,073
3,197,000	C, S	General Motors Corp., 8.375%, due 07/15/33	1,294,785

			3,942,032

Banks: 5.8%
3,240,000	@@, C, S	Australia & New Zealand Banking Group Ltd., 3.181%, due 12/31/49	2,089,800
4,915,000	C, S	BAC Capital Trust XIV, 5.630%, due 12/31/49	2,545,134
1,734,000	@@, #, C, S	Banco Mercantil del Norte SA, 6.135%, due 10/13/16	1,661,786
4,637,000	C, S	Bank of America Corp., 8.000%, due 12/01/49	3,677,428
4,444,000	C, S	Bank of America Corp., 8.125%, due 12/29/49	3,596,040
1,280,000	@@, C, S	Bank of Ireland, 3.563%, due 12/29/49	870,400
570,000	@@, C, S, L	Bank of Scotland, 3.063%, due 12/31/49	349,125
231,000	C, S	BankAmerica Capital II, 8.000%, due 12/15/26	198,032
1,500,000	@@, C, S	Barclays Bank PLC, 3.250%, due 12/31/49	967,500
730,000	@@, C, S	Barclays Bank PLC, 3.313%, due 08/29/49	434,743
1,304,000	@@, #, C, S	Barclays Bank PLC, 5.926%, due 09/29/49	908,162
3,817,000	@@, #, S	Barclays Bank PLC, 6.050%, due 12/04/17	3,556,142
565,000	@@, C, S	Barclays O/S Inv, 3.189%, due 05/19/08	364,425
2,300,000	@@, C, S	BNP Paribas, 3.998%, due 09/29/49	1,817,166
1,100,000	@@, #, C, S	Danske Bank A/S, 5.914%, due 12/29/49	964,493
690,000	@@, C, S	Den Norske Bank ASA, 3.063%, due 11/29/49	449,749
2,697,000	#, C, S	Dresdner Funding Trust I, 8.151%, due 06/30/31	2,076,407

Principal Amount			Value

Banks: (continued)
$1,719,000	S	Fifth Third Bancorp., 8.250%, due 03/01/38	$1,306,815
2,424,000	S	First Tennessee Bank NA, 2.867%, due 05/18/09	2,297,082
1,331,000	@@, #, C, S	HBOS PLC, 5.375%, due 11/29/49	824,262
3,370,000	@@, C, S	Hongkong & Shanghai Banking Corp., Ltd., 2.938%, due 07/29/49	2,257,900
3,770,000	@@, C, S	HSBC Bank PLC, 3.288%, due 06/29/49	2,035,800
2,550,000	@@, S	HSBC Bank PLC, 3.437%, due 06/29/49	1,415,250
2,100,000	@@, C	Lloyds TSB Bank PLC, 3.000%, due 11/29/49	1,186,500
2,570,000	@@, C	Lloyds TSB Bank PLC, 3.218%, due 08/29/49	1,452,050
2,630,000	@@, C, L	Lloyds TSB Bank PLC, 3.500%, due 12/31/49	1,485,950
1,116,000	@@, #, C	Lloyds TSB Group PLC, 6.267%, due 11/13/49	837,061
565,000	@@, C	Mizuho Financial Group Cayman Ltd., 8.375%, due 01/29/49	485,908
7,882,000	C	National City Preferred Capital Trust I, 12.000%, due 12/29/49	2,752,442
340,000	@@, C, L	National Westminster Bank PLC, 3.000%, due 11/29/49	214,200
590,000	@@, C	National Westminster Bank PLC, 3.313%, due 08/29/49	386,450
2,000,000	#, C	PNC Preferred Funding Trust I, 8.700%, due 02/19/49	1,786,192
2,099,000	#, C	Rabobank Capital Funding II, 5.260%, due 12/29/49	1,945,269
1,976,000	#, C	Rabobank Capital Funding Trust, 5.254%, due 12/31/49	1,705,889
1,803,000	C	RBS Capital Trust I, 5.512%, due 12/29/49	1,458,663
4,650,000	@@, C, L	Royal Bank of Scotland Group PLC, 3.375%, due 12/29/49	2,952,750
1,190,000	@@, C	Societe Generale, 3.003%, due 11/29/49	921,277
5,520,000	@@, C	Standard Chartered PLC, 3.063%, due 11/29/49	2,925,600
3,470,000	@@, C	Standard Chartered PLC, 3.188%, due 07/29/49	1,839,100
560,000	@@, C	Standard Chartered PLC, 3.275%, due 01/29/49	305,200
1,060,000	@@, C	Standard Chartered PLC, 3.463%, due 12/29/49	567,100
600,000	@@, #, C	Standard Chartered PLC, 6.409%, due 12/31/49	463,079
500,000	@@, #, C	Standard Chartered PLC, 7.014%, due 07/30/49	421,690

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2008 (UNAUDITED) (CONTINUED)

Principal Amount				Value

	Banks: (continued)
	$191,000	C	State Street Capital Trust III, 8.250%, due 12/29/49	$187,402
	1,325,000	C	SunTrust Preferred Capital I, 5.853%, due 12/31/49	729,208
	400,000	@@	UBS AG, 5.875%, due 12/20/17	355,778
	1,109,000	C	USB Capital IX, 6.189%, due 04/15/11	543,672
	1,885,000		Wachovia Bank NA, 6.600%, due 01/15/38	1,119,262
	2,387,000	C	Wachovia Capital Trust III, 5.800%, due 12/31/49	1,002,991
	3,523,000	C	Wells Fargo Capital XV, 9.750%, due 12/29/49	3,420,597
	1,420,000	@@, C	Westpac Banking Corp., 4.056%, due 09/30/49	1,150,466
	1,269,000	@@, #, C	Westpac Capital Trust IV, 5.256%, due 12/29/49	982,351

				72,247,738

	Beverages: 0.1%
BRL	3,283,000	@@, #, S	Ambev International Finance Co., Ltd., 9.500%, due 07/24/17	1,259,441

				1,259,441

	Chemicals: 0.3%
	$760,000	Z	Stauffer Chemical, 5.560%, due 04/15/10	699,274
	1,570,000	Z	Stauffer Chemical, 12.130%, due 04/15/17	765,585
	1,280,000	Z	Stauffer Chemical, 12.720%, due 04/15/18	573,789
	2,189,000		Union Carbide Corp., 7.750%, due 10/01/96	1,912,639

				3,951,287

	Computers: 0.3%
	1,851,000	C	Lexmark International, Inc., 5.900%, due 06/01/13	1,817,266
	1,615,000	C	Lexmark International, Inc., 6.650%, due 06/01/18	1,558,572

				3,375,838

	Diversified Financial Services: 6.5%
	7,208,000	@@, #, C, S	Aiful Corp., 4.450%, due 02/16/10	5,575,244
	527,000	@@, #, C, S, I	Alpine III, 3.357%, due 08/16/14	527,667
	527,000	@@, #, S, I	Alpine III, 3.757%, due 08/16/14	527,940
	789,000	@@, #, S, I	Alpine III, 5.557%, due 08/16/14	793,216
	1,348,000	@@, #, S, I	Alpine III, 8.807%, due 08/16/14	1,373,701

Principal Amount			Value

Diversified Financial Services: (continued)
$1,918,000	S	American Express Co., 7.000%, due 03/19/18	$1,695,583
1,340,000	S	American Express Co., 8.150%, due 03/19/38	1,201,613
1,700,000	S	American General Finance Corp., 6.900%, due 12/15/17	789,305
7,897,000	#, S	Astoria Depositor Corp., 8.144%, due 05/01/21	7,857,515
1,374,000	@@, C, S	BNP Paribas, 3.438%, due 12/31/49	1,032,237
3,876,000	S	CIT Group, Inc., 2.939%, due 03/12/10	2,796,770
2,500,000	S	CIT Group, Inc., 3.054%, due 02/13/12	1,350,983
2,974,000	S	Citigroup, Inc., 6.125%, due 05/15/18	2,466,707
2,452,000	C, S	Citigroup, Inc., 8.300%, due 12/21/57	1,830,906
7,201,000	C, S	Citigroup, Inc., 8.400%, due 04/29/49	4,910,434
2,531,000	#, C, S	Corestates Capital Trust I, 8.000%, due 12/15/26	1,621,683
2,261,000	S	Countrywide Financial Corp., 5.800%, due 06/07/12	1,911,510
2,130,000	@@, S	Eksportfinans A/S, 5.125%, due 10/26/11	2,196,473
1,310,000	@@, C, S	Financiere CSFB NV, 4.000%, due 03/29/49	858,050
1,512,000	S	Ford Motor Credit Co., 5.538%, due 01/13/12	967,952
3,279,000	S	Ford Motor Credit Co., 8.000%, due 12/15/16	2,075,912
2,387,000	C, S	Fund American Cos., Inc., 5.875%, due 05/15/13	1,771,925
2,892,000	S	General Electric Capital Corp., 5.875%, due 01/14/38	2,138,322
1,299,000	S	Goldman Sachs Group, Inc., 5.250%, due 04/01/13	1,086,126
2,957,000	S	Goldman Sachs Group, Inc., 5.450%, due 11/01/12	2,508,810
2,271,000	C, S	Goldman Sachs Group, Inc., 5.793%, due 12/31/49	998,354
1,817,000	#, C, S	Harley-Davidson Funding Corp., 6.800%, due 06/15/18	1,704,275
1,963,000	#, C, S	HVB Funding Trust III, 9.000%, due 10/22/31	1,738,401
4,385,000	S	International Lease Finance Corp., 6.625%, due 11/15/13	2,690,675
3,662,000	C, S	JPMorgan Chase & Co., 7.900%, due 04/29/49	3,091,208
9,221,000	#, C	Mangrove Bay Pass-through Trust, 6.102%, due 07/15/33	4,222,877
3,178,000	@@, #	Mantis Reef Ltd., 4.799%, due 11/03/09	3,139,705
1,025,000		Morgan Stanley, 6.000%, due 04/28/15	698,092

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2008 (UNAUDITED) (CONTINUED)

Principal Amount				Value

	Diversified Financial Services: (continued)
DKK	26	@@, I	Nordea Kredit Realkreditaktieselskab, 6.000%, due 07/01/29	$5
	$4,049,551	#, C	Piper Jaffray Equipment Trust Securities, 6.000%, due 09/10/11	3,239,641
	2,964,645	#, C	Piper Jaffray Equipment Trust Securities, 6.750%, due 04/01/11	2,371,716
	294,043	#	Power Receivable Finance, LLC, 6.290%, due 01/01/12	304,475
	3,792,000	@@, #	TNK-BP Finance SA, 7.500%, due 07/18/16	2,663,880
	13,479,689	#, Z	Toll Road Investors Partnership II LP, 22.810%, due 02/15/45	1,431,031
	1,583,000	#, C	Twin Reefs Pass-through Trust, 3.488%, due 12/10/49	160,279
	1,085,000	#, C	Wachovia Capital Trust V, 7.965%, due 06/01/27	484,897

				80,806,095

	Electric: 1.7%
	5,312,000	C, S	Commonwealth Edison Co., 6.950%, due 07/15/18	5,086,240
	1,571,000	C, S	DTE Energy Co., 7.050%, due 06/01/11	1,600,001
	1,296,000	C, S	FPL Group Capital, Inc., 6.350%, due 10/01/66	1,028,246
	418,000	C, S	FPL Group Capital, Inc., 6.650%, due 06/15/67	332,636
	517,344	#, C, S	Juniper Generation, LLC, 6.790%, due 12/31/14	547,543
	1,153,000	C	Nevada Power Co., 6.750%, due 07/01/37	1,038,855
	127,000	C	Nisource Finance Corp., 6.150%, due 03/01/13	123,043
	3,977,000	C	NorthWestern Corp., 5.875%, due 11/01/14	3,805,583
	1,713,000	#, C	Oncor Electric Delivery Co., 6.800%, due 09/01/18	1,525,615
	2,318,000	#, C	Oncor Electric Delivery Co., 7.500%, due 09/01/38	1,944,130
	1,949,000	C	Sierra Pacific Power Co., 6.250%, due 04/15/12	1,963,204
	1,764,000	#	White Pine Hydro Portfolio, LLC, 7.260%, due 07/20/15	1,702,509

				20,697,605

	Energy - Alternate Sources: 0.4%
	1,800,000	S, I	Greater Ohio Ethanol, LLC, 6.301%, due 12/31/13	1,620,000
	2,200,000	S, I	Greater Ohio Ethanol, LLC, 12.630%, due 12/31/13	1,100,000
	1,653,000	#	White Pine Hydro, LLC, 6.310%, due 07/10/17	1,589,406
	1,195,000	#	White Pine Hydro, LLC, 6.960%, due 07/10/37	1,156,955

				5,466,361

Principal Amount			Value

Food: 0.2%
$2,513,000	S	Kraft Foods, Inc., 6.125%, due 02/01/18	$2,358,197
457,000	S	Kraft Foods, Inc., 6.875%, due 02/01/38	421,983
197,000	S	Kraft Foods, Inc., 7.000%, due 08/11/37	184,860

			2,965,040

Forest Products & Paper: 0.5%
1,335,000	@@, S	Abitibi-Consolidated, Inc., 7.500%, due 04/01/28	313,725
3,899,000	@@, C, S	Abitibi-Consolidated, Inc., 8.500%, due 08/01/29	955,255
2,406,000	@@, C, S	Abitibi-Consolidated, Inc., 8.850%, due 08/01/30	589,470
2,841,000	C, S	International Paper Co., 7.950%, due 06/15/18	2,796,240
2,016,000	C, S	International Paper Co., 8.700%, due 06/15/38	2,025,098

			6,679,788

Gas: 0.4%
6,691,000	C	Southern Union Co., 7.200%, due 11/01/66	4,947,379

			4,947,379

Healthcare - Services: 0.2%
2,980,000	C	UnitedHealth Group, Inc., 6.875%, due 02/15/38	2,631,173

			2,631,173

Home Builders: 0.1%
2,464,000	C, S	Beazer Homes USA, Inc., 8.125%, due 06/15/16	1,576,960

			1,576,960

Insurance: 1.2%
4,313,000	@@, C, S	Aegon NV, 4.634%, due 12/31/49	1,983,980
3,058,000	S	American International Group, Inc., 5.850%, due 01/16/18	1,537,192
2,207,000	#, C	Metlife Capital Trust IV, 7.875%, due 12/15/37	1,515,776
817,000	#, C	North Front Pass-through Trust, 5.810%, due 12/15/24	738,154
4,336,000	C	Progressive Corp., 6.700%, due 06/15/37	3,538,280
1,562,000		Prudential Financial, Inc., 6.000%, due 12/01/17	1,394,727
1,699,000		Prudential Financial, Inc., 6.625%, due 12/01/37	1,430,587
5,984,000	@@, C	Security Capital Assurance Ltd., 6.880%, due 06/30/49	269,322
3,238,000	@@, #, C	White Mountains Re Group Ltd., 7.506%, due 05/29/49	2,141,791
867,000	@@, C	XL Capital, Ltd., 6.500%, due 12/15/49	512,246

			15,062,055

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2008 (UNAUDITED) (CONTINUED)

Principal Amount			Value

Media: 0.7%
$3,506,000	#, C, S	COX Communications, Inc., 6.250%, due 06/01/18	$3,263,897
1,033,000	#, C, S	COX Communications, Inc., 6.950%, due 06/01/38	921,649
1,598,000	C	News America, Inc., 6.650%, due 11/15/37	1,344,139
1,180,000	@@, C	Thomson Reuters Corp., 5.950%, due 07/15/13	1,179,823
725,000	@@, C	Thomson Reuters Corp., 6.500%, due 07/15/18	694,591
1,370,000	C	Time Warner Cable, Inc., 7.300%, due 07/01/38	1,222,109

			8,626,208

Miscellaneous Manufacturing: 0.2%
3,321,000	S	General Electric Co., 5.250%, due 12/06/17	2,911,076

			2,911,076

Oil & Gas: 0.2%
1,295,000	@@, #, S	Empresa Nacional de Petroleo ENAP, 4.875%, due 03/15/14	1,208,614
818,000	@@, #, S	Empresa Nacional de Petroleo ENAP, 6.750%, due 11/15/12	840,284

			2,048,898

Pipelines: 0.3%
906,000	C	Northwest Pipeline Corp., 7.000%, due 06/15/16	900,563
1,684,000	C	Panhandle Eastern Pipe Line, 6.200%, due 11/01/17	1,521,043
1,262,000	C	Transcontinental Gas Pipe Line Corp., 6.400%, due 04/15/16	1,211,092

			3,632,698

Real Estate: 0.8%
1,146,000	C, S	iStar Financial, Inc., 5.150%, due 03/01/12	573,382
348,000	C, S	iStar Financial, Inc., 5.500%, due 06/15/12	177,607
930,000	C, S	iStar Financial, Inc., 5.850%, due 03/15/17	456,319
1,788,000	C, S	iStar Financial, Inc., 8.625%, due 06/01/13	930,497
480,000	C	Liberty Property LP, 6.375%, due 08/15/12	475,046
1,719,000	C	Liberty Property LP, 7.750%, due 04/15/09	1,717,382
423,000	C	Rouse Co., 7.200%, due 09/15/12	302,445
6,041,000	#, C	Rouse Co. LP/TRC Co.-Issuer, Inc., 6.750%, due 05/01/13	4,138,085
1,581,000	C	Simon Property Group L.P., 5.300%, due 05/30/13	1,478,207

			10,248,970

Retail: 0.5%
2,098,268	#, C, S	CVS Lease Pass-through, 6.036%, due 12/10/28	1,888,561

Principal Amount			Value

Retail: (continued)
$1,766,000	C, S	Darden Restaurants, Inc., 5.625%, due 10/15/12	$1,665,651
2,866,000	C, S	Darden Restaurants, Inc., 6.200%, due 10/15/17	2,427,892

			5,982,104

Telecommunications: 0.5%
4,026,000	S	Bellsouth Telecommunications, Inc., 7.000%, due 12/01/95	3,306,433
357,000	C, S	Embarq Corp., 7.995%, due 06/01/36	255,851
3,559,000	C	Sprint Capital Corp., 6.875%, due 11/15/28	2,389,769

			5,952,053

Transportation: 0.3%
1,958,000	C, S	CSX Corp., 6.250%, due 04/01/15	1,867,709
2,449,000	C, S	CSX Corp., 7.450%, due 04/01/38	2,252,233

			4,119,942

		Total Corporate Bonds/Notes (Cost $352,484,660)	276,674,112

U.S. GOVERNMENT AGENCY OBLIGATIONS: 42.0%
Federal Home Loan Mortgage Corporation##: 13.6%
279,340	C, S	2.838%, due 02/15/32	275,973
6,867,870	C, S	2.838%, due 05/15/33	6,433,193
642,084	C, S	3.138%, due 04/15/32	631,745
1,161,346	C, S	4.500%, due 12/15/16	1,165,765
3,488,000	C, S	4.500%, due 02/15/20	3,275,721
4,405,501	C, S	5.000%, due 08/15/16	4,421,101
4,151,000	C, S	5.000%, due 12/15/17	4,156,868
1,346,000	C, S	5.000%, due 05/15/20	1,324,683
2,255,292	C, S	5.000%, due 08/15/21	2,274,025
3,588,000	C, S	5.000%, due 04/15/23	3,445,775
2,600,000	C, S	5.000%, due 09/15/31	2,529,347
987,000	C, S	5.000%, due 02/15/32	963,683
4,253,000	C, S	5.000%, due 03/15/32	4,134,516
4,408,000	C, S	5.000%, due 04/15/32	4,354,339
3,089,000	C, S	5.000%, due 08/15/32	3,042,775
3,995,000	C, S	5.000%, due 12/15/32	3,933,785
2,393,291	C, S	5.000%, due 02/15/35	2,368,090
531,308	S	5.015%, due 04/01/35	528,871
9,850,256	C, S	5.500%, due 08/15/20	9,553,446
1,734,000	C, S	5.500%, due 12/15/20	1,731,349
6,362,000	C, S	5.500%, due 11/15/22	6,324,435
4,800,000	C, S	5.500%, due 07/15/32	4,770,120
3,957,000	C, S	5.500%, due 09/15/32	3,932,569
1,039,000	C, S	5.500%, due 10/15/32	1,037,284
925,000	C, S	5.500%, due 11/15/32	926,726
3,031,000	C, S	5.500%, due 07/15/33	3,021,629
1,910,000	C, S	5.500%, due 08/15/33	1,897,808
81,506,000	W	5.500%, due 10/15/35	80,990,222
33,084	S	6.000%, due 12/01/28	33,776
42,691	S	6.000%, due 01/01/29	43,583
6,325,117	C, S	6.000%, due 01/15/29	6,469,575
47,974	S	6.500%, due 01/01/24	49,809
74,158	S	7.000%, due 11/01/31	77,985
24,710	S	7.000%, due 03/01/32	25,980
6,829	S	7.500%, due 11/01/28	7,422

			170,153,973

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2008 (UNAUDITED) (CONTINUED)

Principal Amount			Value

Federal National Mortgage Association##: 17.5%
$276,488	S	3.148%, due 04/18/28	$274,001
149,278	S	3.557%, due 08/25/33	145,505
345,692	S	3.657%, due 10/25/33	336,867
299,181	C, S	3.757%, due 01/25/32	299,259
2,462,286	S	5.000%, due 02/25/29	2,478,981
84,231,000	W	5.000%, due 10/15/33	82,085,721
1,471,000	S	5.000%, due 10/25/33	1,435,324
3,305,663	S	5.000%, due 08/01/35	3,226,762
829,977	S	5.000%, due 10/01/35	810,167
1,037,544	S	5.027%, due 07/01/35	1,035,144
2,220,266	S, ^	5.188%, due 02/17/29	201,326
712,526	S	5.229%, due 08/01/35	713,048
191,492	S	5.500%, due 02/01/18	193,229
2,632,000	S	5.500%, due 05/25/30	2,597,367
91,469,000	W	5.500%, due 10/15/35	91,226,058
4,378,749	S	5.500%, due 01/25/36	4,173,247
4,426,630	S	5.500%, due 12/25/36	4,204,865
4,307,739	S	5.500%, due 02/25/37	4,262,996
277,401	S	5.500%, due 06/01/37	276,913
218,184	S	6.000%, due 08/01/16	223,368
3,212	S	6.000%, due 12/01/16	3,288
123,872	S	6.000%, due 03/01/17	126,815
15,063	S	6.000%, due 07/01/17	15,416
1,091,490	S	6.000%, due 09/01/17	1,117,081
74,874	S	6.000%, due 11/01/17	76,653
21,945	S	6.000%, due 10/01/18	22,405
3,094,892	S	6.000%, due 07/25/29	3,157,885
1,880,756	S	6.000%, due 04/25/31	1,927,219
2,631,140	S	6.000%, due 01/01/38	2,666,393
6,388,521	S	6.000%, due 08/01/38	6,478,148
40,108	S	6.500%, due 01/01/23	41,640
18,452	S	6.500%, due 02/01/28	19,114
31,123	S	6.500%, due 07/01/29	32,222
1,586	S	6.500%, due 06/01/31	1,640
274,210	S	6.500%, due 07/01/31	284,055
9,826	S	6.500%, due 09/01/31	10,163
176,461	S	6.500%, due 11/01/31	182,521
92,991	S	6.500%, due 04/01/32	96,097
49,815	S	6.500%, due 08/01/32	51,479
21,905	S	6.500%, due 11/01/32	22,636
94,175	S	6.500%, due 01/01/33	97,321
76,885	S	6.500%, due 02/01/33	79,309
415,053	S	6.500%, due 12/01/33	428,139
48,806	S	6.500%, due 04/01/37	50,106
127,739	S	6.500%, due 05/01/37	131,140
54,451	S	7.000%, due 12/01/27	57,520
39,081	S	7.000%, due 01/01/30	41,110
232,479	S	7.000%, due 06/01/31	244,689
23,307	S	7.000%, due 10/01/31	24,506
13,380	S	7.000%, due 03/01/32	14,068
8,628	S	7.500%, due 10/01/30	9,324
25,272	S	7.500%, due 09/01/31	27,280
69,208	S	7.500%, due 02/01/32	74,916
268,214	C, S	7.500%, due 12/25/41	285,896
581,102	C, S	7.500%, due 01/25/48	610,350

			218,708,692

Government National Mortgage Association: 10.9%
5,239	S	5.375%, due 04/20/28	5,308
93,622,000	W	5.500%, due 10/15/38	93,724,422
638,665	C, S, ^	5.762%, due 06/16/31	57,794
41,951,000	W	6.000%, due 10/01/32	42,573,721

Principal Amount			Value

Government National Mortgage Association: (continued)
$5,638	S	6.500%, due 02/15/26	$5,812
4,293	S	6.500%, due 01/15/29	4,422
11,020	S	6.500%, due 02/15/29	11,352
1,180	S	6.500%, due 03/15/31	1,215
17,330	S	6.500%, due 08/15/31	17,841
59,744	S	6.500%, due 10/15/31	61,505
14,101	S	6.500%, due 11/15/31	14,517
30,929	S	6.500%, due 01/15/32	31,822
11,755	S	6.500%, due 07/15/32	12,094
59,403	S	6.500%, due 09/15/32	61,117
40,528	S	7.000%, due 04/15/26	42,820
7,284	S	7.000%, due 01/15/28	7,683
39,504	S	7.000%, due 02/15/28	41,665
19,065	S	7.000%, due 05/15/32	20,049
44,074	S	7.500%, due 12/15/22	47,575
20,615	S	7.500%, due 12/15/23	22,252
5,334	S	7.500%, due 10/15/26	5,762
8,052	S	7.500%, due 07/15/29	8,685
127	S	7.500%, due 11/15/30	136
19,651	S	7.500%, due 12/15/30	21,184
22,052	S	7.500%, due 12/15/31	23,771
46,947	S	7.500%, due 05/15/32	50,524

			136,875,048

		Total U.S. Government Agency Obligations (Cost $528,253,929)	525,737,713

U.S. TREASURY OBLIGATIONS: 22.8%
U.S. Treasury Bonds: 8.1%
84,302,000	L	4.000%, due 08/15/18	85,527,077
15,302,000	L	4.375%, due 02/15/38	15,501,645

			101,028,722

U.S. Treasury Notes: 13.6%
27,450,000	L	2.375%, due 08/31/10	27,668,749
121,826,000	L	3.125%, due 08/31/13	122,796,831
20,000,000		3.125%, due 09/30/13	20,143,760

			170,609,340

Treasury Inflation Indexed Protected Securitiesip: 1.1%
14,949,853	L	1.375%, due 07/15/18	13,541,924

			13,541,924

		Total U.S. Treasury Obligations (Cost $287,073,532)	285,179,986

ASSET-BACKED SECURITIES: 2.7%
Credit Card Asset-Backed Securities: 0.1%
1,685,000	C, S	Citibank Credit Card Issuance Trust, 5.650%, due 09/20/19	1,546,515

			1,546,515

Home Equity Asset-Backed Securities: 0.9%
324,038	C, S	Freddie Mac Structured Pass-through Securities, 3.457%, due 05/25/31	255,332
79,930	C, S	Freddie Mac Structured Pass-through Securities, 3.507%, due 01/25/32	72,538
352,000	C, S	GMAC Mortgage Corp. Loan Trust, 6.249%, due 12/25/37	156,733

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2008 (UNAUDITED) (CONTINUED)

Principal Amount			Value

Home Equity Asset-Backed Securities: (continued)
$4,411,837	C, S	GSAA Trust, 5.242%, due 06/25/34	$4,345,462
1,384,000	#, C, S	Irwin Home Equity, 5.960%, due 08/25/37	917,526
40,848	C	Merrill Lynch Mortgage Investors, Inc., 3.567%, due 07/25/34	33,669
1,082,006	C	Morgan Stanley Capital I, 4.407%, due 06/25/33	772,467
3,905,000	C	Morgan Stanley Mortgage Loan Trust, 5.858%, due 01/25/47	2,604,039
134,325	C	Renaissance Home Equity Loan Trust, 4.456%, due 05/25/35	133,049
83,275	C	Residential Asset Securities Corp., 3.807%, due 06/25/32	61,687
1,411,000	C	Residential Funding Mortgage Securities II, Inc., 5.890%, due 05/25/37	1,086,580
662,576	C	Wells Fargo Home Equity Trust, 3.970%, due 05/25/34	646,170

			11,085,252

Other Asset-Backed Securities: 1.7%
30,018	C, S	Amortizing Residential Collateral Trust, 3.457%, due 05/25/32	18,879
1,210,050	C, S	Bear Stearns Asset-Backed Securities, Inc., 3.587%, due 06/25/36	926,819
195,000	S	CenterPoint Energy Transition Bond Co., LLC, 4.192%, due 02/01/20	183,991
112,000	S	CenterPoint Energy Transition Bond Co., LLC, 5.234%, due 02/01/23	100,194
205,084	C, S	Chase Funding Mortgage Loan Asset-Backed Certificates, 3.507%, due 07/25/33	180,303
58,789	C, S	Chase Funding Mortgage Loan Asset-Backed Certificates, 4.045%, due 05/25/33	56,321
2,545,989	C, S	Credit-Based Asset Servicing and Securitization, LLC, 4.831%, due 08/25/35	2,481,596
2,394,557	C, S	Credit-Based Asset Servicing and Securitization, LLC, 5.501%, due 12/25/36	2,181,441
1,456,000	#, C, S	Credit-Based Asset Servicing and Securitization, LLC, 5.746%, due 12/25/37	1,187,550
1,188,000	#, C, S	Credit-Based Asset Servicing and Securitization, LLC, 6.020%, due 12/25/37	762,177
1,183,571	C, S	Equity One, Inc., 5.050%, due 09/25/33	1,049,035
403,836	C, S	Fannie Mae, 3.347%, due 04/25/35	339,858

Principal Amount			Value

Other Asset-Backed Securities: (continued)
$2,052,934	@@, #, C, S	Franklin CLO Ltd, 3.754%, due 09/20/15	$1,974,923
5,168,000	#, C, S	Grand Horn Ltd., 3.388%, due 01/12/22	4,651,200
2,720,000	#, C, S, I	Hudson Mezzanine Funding, 3.237%, due 06/12/42	2,720
980,412	C	Lehman XS Trust, 3.487%, due 08/25/35	650,407
739,815	@@, #, C	Liberty Square CDO Ltd., 3.181%, due 04/15/13	688,028
615,299	C	Merrill Lynch Mortgage Investors, Inc., 5.609%, due 03/25/37	574,833
147,281	C	Popular Mortgage Pass-through Trust, 4.000%, due 12/25/34	144,783
366,402	C	Residential Asset Mortgage Products, Inc., 3.477%, due 07/25/35	350,722
5,918	C	Residential Asset Mortgage Products, Inc., 3.827%, due 06/25/33	4,801
1,209,518	C	Structured Asset Securities Corp., 4.910%, due 06/25/33	899,480
1,375,000	@@, #, C	TCW Select Loan Fund Ltd., Inc., 3.490%, due 10/10/13	1,266,719

			20,676,780

		Total Asset-Backed Securities (Cost $40,540,748)	33,308,547

COLLATERALIZED MORTGAGE OBLIGATIONS: 24.8%
303,088	C, S	ABN Amro Mortgage Corp., 3.707%, due 03/25/18	283,576
522,045	C, S	American Home Mortgage Assets, 3.645%, due 02/25/47	132,916
3,863,173	C, S	American Home Mortgage Assets, 3.775%, due 11/25/46	1,944,814
2,206,211	C, S	American Home Mortgage Assets, 3.855%, due 09/25/46	847,875
4,608,880	C, S	American Home Mortgage Investment Trust, 3.497%, due 11/25/45	2,931,879
5,737,134	C, S	American Home Mortgage Investment Trust, 3.587%, due 11/25/45	2,497,159
2,823,841	#, S	Astoria Depositor Corp., 7.902%, due 05/01/21	2,866,199
4,416,927	C, S	Banc of America Alternative Loan Trust, 6.280%, due 11/25/21	4,080,103

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2008 (UNAUDITED) (CONTINUED)

Principal Amount			Value

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$3,272,866	C, S	Banc of America Alternative Loan Trust, 6.479%, due 04/25/37	$2,542,030
58,494,785	C, S, ^	Banc of America Commercial Mortgage, Inc., 0.465%, due 01/15/49	970,048
319,254	C, S	Banc of America Commercial Mortgage, Inc., 4.161%, due 12/10/42	313,447
110,000	C, S	Banc of America Commercial Mortgage, Inc., 4.429%, due 11/10/39	104,242
1,671,000	C, S	Banc of America Commercial Mortgage, Inc., 4.502%, due 07/10/42	1,593,292
37,346	C, S	Banc of America Commercial Mortgage, Inc., 4.611%, due 07/10/43	36,610
1,158,000	C, S	Banc of America Commercial Mortgage, Inc., 4.764%, due 07/10/45	1,131,057
1,365,935	C, S	Banc of America Commercial Mortgage, Inc., 4.772%, due 07/11/43	1,338,207
104,981	C, S	Banc of America Commercial Mortgage, Inc., 4.877%, due 11/10/42	103,263
2,300,000	C, S	Banc of America Commercial Mortgage, Inc., 4.891%, due 07/10/45	2,182,541
1,470,000	C, S	Banc of America Commercial Mortgage, Inc., 5.463%, due 09/10/47	965,880
290,000	C, S	Banc of America Commercial Mortgage, Inc., 6.186%, due 06/11/35	289,846
4,188,771	C, S	Banc of America Funding Corp., 3.398%, due 06/20/47	2,606,744
5,114,907	C, S	Banc of America Funding Corp., 5.255%, due 09/20/35	3,317,732
8,145,822	C, S	Banc of America Funding Corp., 5.650%, due 06/20/37	6,662,835
2,296,917	C, S	Banc of America Funding Corp., 5.750%, due 09/20/34	2,131,251
1,410,556	C, S	Banc of America Funding Corp., 7.000%, due 10/25/37	1,125,241
2,405,063	C, S	Banc of America Mortgage Securities, Inc., 5.173%, due 09/25/35	2,068,235
857,354	C, S	Banc of America Mortgage Securities, Inc., 5.250%, due 11/25/19	843,196
823,755	C, S	Banc of America Mortgage Securities, Inc., 5.500%, due 11/25/33	754,178
1,403,290	C, S	Banc of America Mortgage Securities, Inc., 5.500%, due 06/25/35	1,392,146

Principal Amount			Value

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$798,332	C, S	Bear Stearns Alternative-A Trust, 3.527%, due 07/25/34	$619,927
696,000	C, S	Bear Stearns Commercial Mortgage Securities, 4.565%, due 07/11/42	667,502
139,676	C, S	Bear Stearns Commercial Mortgage Securities, 5.415%, due 04/12/38	137,490
2,537,000	#, C, S	Bear Stearns Commercial Mortgage Securities, 5.660%, due 09/11/41	1,705,433
1,783,851	C, S	Chase Manhattan Bank-First Union National Bank, 7.439%, due 08/15/31	1,793,943
4,793,130	C, S	Chase Mortgage Finance Corp., 5.408%, due 12/25/35	4,055,232
2,791,400	C, S	Chase Mortgage Finance Corp., 5.500%, due 11/25/35	2,753,224
4,153,334	C, S	Chaseflex Trust, 6.500%, due 02/25/37	3,148,541
228,261	C, S	Citicorp Mortgage Securities, Inc., 3.657%, due 03/25/33	210,364
1,302,465	C, S	Citigroup Mortgage Loan Trust, Inc., 5.728%, due 08/25/47	1,046,626
3,205,224	C, S	Citigroup Mortgage Loan Trust, Inc., 5.936%, due 06/25/36	2,620,194
5,231,419	C, S	Citigroup Mortgage Loan Trust, Inc., 6.000%, due 11/25/35	4,896,551
9,046,431	C, S	Citigroup Mortgage Loan Trust, Inc., 6.060%, due 08/25/36	7,529,891
1,051,001	C, S	Citigroup Mortgage Securities, Inc., 5.500%, due 02/25/22	1,017,426
6,667,000	C, S	Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, due 12/11/49	5,580,186
6,667,000	C, S	Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.886%, due 11/15/44	5,731,861
74,960	C, S	Countrywide Alternative Loan Trust, 3.507%, due 02/25/35	68,993
53,301	C, S	Countrywide Alternative Loan Trust, 3.607%, due 02/25/33	47,454
2,598,949	C, S	Countrywide Alternative Loan Trust, 3.735%, due 11/25/46	997,553
515,543	C, S	Countrywide Alternative Loan Trust, 3.757%, due 04/25/33	480,216

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2008 (UNAUDITED) (CONTINUED)

Principal Amount			Value

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$174,546	C, S	Countrywide Alternative Loan Trust, 3.907%, due 09/25/36	$173,393
6,705,343	C, S	Countrywide Alternative Loan Trust, 5.406%, due 10/25/35	4,841,624
2,667,126	C, S	Countrywide Alternative Loan Trust, 5.500%, due 02/25/25	2,356,696
1,293,970	C, S	Countrywide Home Loan Mortgage Pass-through Trust, 3.527%, due 04/25/35	552,660
434,325	C, S	Countrywide Home Loan Mortgage Pass-through Trust, 3.707%, due 04/25/18	434,860
1,713,411	C, S	Countrywide Home Loan Mortgage Pass-through Trust, 5.250%, due 10/25/35	1,467,326
410,190	C, S	Countrywide Home Loan Mortgage Pass-through Trust, 5.750%, due 07/25/37	392,017
391,723	C, S	Credit Suisse First Boston Mortgage Securities Corp., 3.727%, due 03/15/35	370,699
387,703	C, S	Credit Suisse First Boston Mortgage Securities Corp., 3.819%, due 05/15/36	368,670
975,000	C, S	Credit Suisse First Boston Mortgage Securities Corp., 4.801%, due 03/15/36	911,676
45,000	C, S	Credit Suisse First Boston Mortgage Securities Corp., 7.899%, due 04/15/62	46,182
7,101,959	C, S	Credit Suisse Mortgage Capital Certificates, 7.000%, due 08/25/36	5,224,455
1,379,599	C, S	DLJ Commercial Mortgage Corp., 7.300%, due 06/10/32	1,384,281
4,736,723	C, S	First Horizon Alternative Mortgage Securities, 5.500%, due 08/25/35	3,784,131
472,394	C, S	First Horizon Asset Securities, Inc., 5.396%, due 10/25/35	426,304
1,660,135	C, S	First Horizon Asset Securities, Inc., 5.500%, due 12/25/35	1,635,134
923,000	C, S	First Horizon Asset Securities, Inc., 5.750%, due 02/25/36	872,643
53,577,903	C, S, ^	GE Capital Commercial Mortgage Corp., 0.673%, due 06/10/48	661,655
698,000	C, S	GE Capital Commercial Mortgage Corp., 4.371%, due 01/10/38	680,735

Principal Amount			Value

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$483,000	C, S	GE Capital Commercial Mortgage Corp., 4.865%, due 07/10/39	$464,633
265,508	C, S	GE Capital Commercial Mortgage Corp., 5.560%, due 06/10/38	263,749
1,536,876	C, S	GMAC Mortgage Corp. Loan Trust, 4.582%, due 10/19/33	1,416,344
3,343,943	C, S	GMAC Mortgage Corp. Loan Trust, 5.249%, due 03/18/35	2,484,210
1,800,877	C, S	GMAC Mortgage Corp. Loan Trust, 5.467%, due 11/19/35	1,550,895
78,044	C, S	GMAC Mortgage Corp. Loan Trust, 5.500%, due 09/25/34	77,330
46,176,556	#, C, S, ^	Greenwich Capital Commercial Funding Corp., 0.511%, due 03/10/39	789,739
2,544,000	C, S	Greenwich Capital Commercial Funding Corp., 5.117%, due 04/10/37	2,493,661
1,693,000	C, S, I	Greenwich Capital Commercial Funding Corp., 5.444%, due 03/10/39	1,434,941
1,393,000	C, S	Greenwich Capital Commercial Funding Corp., 5.534%, due 03/10/39	852,274
705,000	C, S	Greenwich Capital Commercial Funding Corp., 5.554%, due 03/10/39	419,981
564,000	C, S	Greenwich Capital Commercial Funding Corp., 5.613%, due 03/10/39	275,288
2,821,000	C, S	GS Mortgage Securities Corp. II, 5.560%, due 11/10/39	2,502,312
1,949,000	C, S	GS Mortgage Securities Corp. II, 5.815%, due 04/10/38	1,254,369
546,426	#, C, S	GSMPS Mortgage Loan Trust, 3.557%, due 01/25/35	496,520
523,389	C, S	GSR Mortgage Loan Trust, 3.707%, due 06/25/35	454,898
1,286,820	C, S	GSR Mortgage Loan Trust, 5.500%, due 07/25/35	1,213,585
2,663,193	C, S	GSR Mortgage Loan Trust, 6.500%, due 10/25/36	2,202,910
545,285	C, S	Harborview Mortgage Loan Trust, 3.380%, due 01/19/35	376,747
301,525	C, S	Homebanc Mortgage Trust, 4.067%, due 08/25/29	255,416

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2008 (UNAUDITED) (CONTINUED)

Principal Amount			Value

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$235,224	C, S	JPMorgan Alternative Loan Trust, 5.504%, due 01/25/36	$194,107
158,147,036	C, S, ^	JPMorgan Chase Commercial Mortgage Securities Corp., 0.066%, due 01/12/43	153,229
252,435	C, S	JPMorgan Chase Commercial Mortgage Securities Corp., 4.200%, due 07/12/35	245,570
1,755,000	C, S	JPMorgan Chase Commercial Mortgage Securities Corp., 4.223%, due 01/15/42	1,716,296
888,905	C, S	JPMorgan Chase Commercial Mortgage Securities Corp., 4.275%, due 01/12/37	849,804
843,000	C, S	JPMorgan Chase Commercial Mortgage Securities Corp., 4.865%, due 03/15/46	797,676
433,000	C, S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.455%, due 05/15/47	318,594
1,306,000	C, S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.475%, due 04/15/43	1,153,440
866,000	C, S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.495%, due 05/15/47	593,589
154,563	C, S	JPMorgan Chase Commercial Mortgage Securities Corp., 6.023%, due 04/15/45	153,095
1,388,000	C, S	JPMorgan Chase Commercial Mortgage Securities Corp., 6.051%, due 04/15/45	1,353,551
9,889,949	C, S	JPMorgan Mortgage Trust, 5.402%, due 11/25/35	8,643,476
11,936,181	C, S, ^	LB-UBS Commercial Mortgage Trust, 0.676%, due 02/15/40	295,744
911,000	C	LB-UBS Commercial Mortgage Trust, 3.992%, due 10/15/29	892,567
225,000	C, S	LB-UBS Commercial Mortgage Trust, 4.310%, due 02/15/30	219,645
695,000	C	LB-UBS Commercial Mortgage Trust, 4.510%, due 12/15/29	658,877
1,077,020	C, S	LB-UBS Commercial Mortgage Trust, 4.821%, due 04/15/30	1,057,847
526,000	C, S	LB-UBS Commercial Mortgage Trust, 4.836%, due 02/15/40	392,247
520,000	C, S	LB-UBS Commercial Mortgage Trust, 4.885%, due 09/15/30	510,645
1,010,000	C, S	LB-UBS Commercial Mortgage Trust, 4.998%, due 04/15/30	961,927
1,529,000	C	LB-UBS Commercial Mortgage Trust, 5.103%, due 11/15/30	1,497,138

Principal Amount			Value

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$2,116,000	C, S	LB-UBS Commercial Mortgage Trust, 5.347%, due 11/15/38	$1,842,742
2,747,000	C, S	LB-UBS Commercial Mortgage Trust, 5.403%, due 02/15/40	2,425,430
1,845,000	C, S	LB-UBS Commercial Mortgage Trust, 5.456%, due 04/15/40	1,277,844
1,014,000	C, S	LB-UBS Commercial Mortgage Trust, 5.516%, due 11/15/38	604,730
721,000	C, S	LB-UBS Commercial Mortgage Trust, 5.533%, due 02/15/40	430,730
1,442,000	C, S	LB-UBS Commercial Mortgage Trust, 5.563%, due 02/15/40	816,932
2,865,000	C, S	LB-UBS Commercial Mortgage Trust, 6.317%, due 04/15/41	2,618,476
6,629,000	C	LB-UBS Commercial Mortgage Trust, 6.365%, due 12/15/28	6,646,773
4,646,180	C, S	LB-UBS Commercial Mortgage Trust, 7.370%, due 08/15/26	4,726,605
1,579,158	C	Luminent Mortgage Trust, 3.407%, due 10/25/46	980,937
1,618,000	C	MASTR Alternative Loans Trust, 6.250%, due 07/25/36	1,254,270
19,449	C	MASTR Alternative Loans Trust, 6.500%, due 05/25/33	15,089
237,813	C	MASTR Alternative Loans Trust, 8.500%, due 05/25/33	241,035
668,111	C	MASTR Asset Securitization Trust, 5.500%, due 06/25/33	613,898
1,265,889	C	MASTR Reperforming Loan Trust, 3.567%, due 07/25/35	1,058,018
43,959,415	C, ^	Merrill Lynch Mortgage Trust, 0.215%, due 10/12/41	720,099
37,067,278	#, C, ^	Merrill Lynch Mortgage Trust, 0.340%, due 11/12/35	140,429
981,000	C	Merrill Lynch Mortgage Trust, 4.892%, due 02/12/42	938,608
8,172,100	C, ^	Merrill Lynch/Countrywide Commercial Mortgage Trust, 0.730%, due 08/12/48	248,033
625,000	C	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.479%, due 08/12/48	369,712
696,000	C	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.509%, due 08/12/48	390,244

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2008 (UNAUDITED) (CONTINUED)

Principal Amount			Value

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$792,446	C	MLCC Mortgage Investors, Inc., 3.437%, due 04/25/29	$727,703
503,244	C	MLCC Mortgage Investors, Inc., 3.527%, due 10/25/28	490,301
276,742	C	MLCC Mortgage Investors, Inc., 3.527%, due 01/25/29	255,479
3,910,000	C	Morgan Stanley Capital I, 5.007%, due 01/14/42	3,736,153
70,591	C	Morgan Stanley Capital I, 7.020%, due 03/15/32	70,476
406,039	C	Morgan Stanley Dean Witter Capital I, 4.180%, due 03/12/35	382,182
1,621,000	C	New York Mortgage Trust, Inc., 5.653%, due 05/25/36	1,302,515
1,038,000	C	Nomura Asset Securities Corp., 6.690%, due 03/15/30	1,049,898
208,971	C	Prime Mortgage Trust, 3.707%, due 02/25/35	138,805
1,930,048	C	Prudential Commercial Mortgage Trust, 3.669%, due 02/11/36	1,862,824
4,938,454	C	RAAC Series, 5.250%, due 09/25/34	4,650,945
1,680,610	C	Residential Accredit Loans, Inc., 3.447%, due 04/25/46	689,463
6,722,608	C	Residential Accredit Loans, Inc., 5.500%, due 05/25/34	4,202,086
405,395	C	Residential Funding Mortgage Sec I, 3.607%, due 11/25/17	401,948
369,303	C	Salomon Brothers Mortgage Securities VII, 7.520%, due 12/18/09	372,821
365,060	C	Sequoia Mortgage Trust, 3.458%, due 01/20/35	319,981
506,973	C	Structured Adjustable Rate Mortgage Loan Trust, 3.517%, due 07/25/35	325,608
779,874	C	Structured Asset Mortgage Investments, Inc., 3.270%, due 04/19/35	533,390
2,769,754	C	Structured Asset Mortgage Investments, Inc., 5.384%, due 12/27/35	2,057,232
547,887	C	Thornburg Mortgage Securities Trust, 3.557%, due 12/25/33	528,432
1,758,975	C	Thornburg Mortgage Securities Trust, 3.577%, due 09/25/44	1,689,541
200,000	C	Wachovia Bank Commercial Mortgage Trust, 5.285%, due 07/15/42	196,059
581,000	#, C	Wachovia Bank Commercial Mortgage Trust, 5.384% -C213, due 10/15/44	369,488
4,930,000	#, C	Wachovia Bank Commercial Mortgage Trust, 5.384% -C21D, due 10/15/44	3,476,114
702,587	C	WaMu Mortgage Pass-through Certificates, 5.637%, due 12/25/36	448,762

Principal Amount			Value

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$461,196	C	Washington Mutual Mortgage Pass-through Certificates, 2.920%, due 06/25/44	$431,215
415,153	C	Washington Mutual Mortgage Pass-through Certificates, 3.517%, due 01/25/45	277,329
432,848	C	Washington Mutual Mortgage Pass-through Certificates, 3.527%, due 08/25/45	282,601
455,067	C	Washington Mutual Mortgage Pass-through Certificates, 3.555%, due 02/25/47	239,661
1,587,705	C	Washington Mutual Mortgage Pass-through Certificates, 3.555%, due 03/25/47	836,715
7,742,979	C	Washington Mutual Mortgage Pass-through Certificates, 3.595%, due 01/25/47	4,212,700
4,350,587	C	Washington Mutual Mortgage Pass-through Certificates -1A, 3.605%, due 06/25/47	2,515,044
2,567,929	C	Washington Mutual Mortgage Pass-through Certificates -1A1B, 3.605%, due 06/25/47	1,112,196
887,590	C	Washington Mutual Mortgage Pass-through Certificates, 3.607%, due 08/25/45	500,277
320,431	C	Washington Mutual Mortgage Pass-through Certificates, 3.615%, due 04/25/47	139,656
464,625	C	Washington Mutual Mortgage Pass-through Certificates, 3.625%, due 04/25/47	269,652
4,389,300	C	Washington Mutual Mortgage Pass-through Certificates -1A, 3.625%, due 05/25/47	2,546,040
2,714,471	C	Washington Mutual Mortgage Pass-through Certificates -1A1B, 3.625%, due 05/25/47	1,207,293
2,845,188	C	Washington Mutual Mortgage Pass-through Certificates -1A, 3.665%, due 07/25/47	1,641,504
4,191,840	C	Washington Mutual Mortgage Pass-through Certificates -1A1B, 3.665%, due 07/25/47	1,864,160
2,129,875	C	Washington Mutual Mortgage Pass-through Certificates, 3.695%, due 11/25/46	1,154,287
617,633	C	Washington Mutual Mortgage Pass-through Certificates, 3.707%, due 01/25/18	615,147
2,028,000	C	Washington Mutual Mortgage Pass-through Certificates, 3.795%, due 06/25/34	1,979,064
2,637,681	C	Washington Mutual Mortgage Pass-through Certificates, 3.815%, due 09/25/46	1,449,264
139,273	C	Washington Mutual Mortgage Pass-through Certificates, 3.825%, due 06/25/46	75,453

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2008 (UNAUDITED) (CONTINUED)

Principal Amount			Value

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$5,758,033	C	Washington Mutual Mortgage Pass-through Certificates, 3.845%, due 06/25/46	$3,177,664
831,505	C	Washington Mutual Mortgage Pass-through Certificates, 4.059%, due 07/25/46	458,178
723,397	C	Washington Mutual Mortgage Pass-through Certificates, 4.198%, due 10/25/46	449,225
764,224	C	Washington Mutual Mortgage Pass-through Certificates, 4.355%, due 11/25/46	305,690
94,914	C	Washington Mutual Mortgage Pass-through Certificates, 5.000%, due 12/25/18	92,120
3,243,588	C	Washington Mutual Mortgage Pass-through Certificates -2A3, 5.493%, due 01/25/37	2,661,882
453,229	C	Washington Mutual Mortgage Pass-through Certificates -2A4, 5.493%, due 01/25/37	283,531
6,015,479	C	Washington Mutual Mortgage Pass-through Certificates, 5.664%, due 06/25/37	4,062,537
7,924,827	C	Washington Mutual Mortgage Pass-through Certificates, 5.695%, due 06/25/37	6,470,634
442,036	C	Washington Mutual Mortgage Pass-through Certificates, 5.814%, due 06/25/37	363,306
2,989,000	C	Washington Mutual Mortgage Pass-through Certificates, 5.817%, due 10/25/36	2,361,988
5,091,473	C	Washington Mutual Mortgage Pass-through Certificates, 5.867%, due 07/25/37	3,506,332
2,789,574	C	Washington Mutual Mortgage Pass-through Certificates, 5.873%, due 07/25/37	1,774,852
1,546,241	C	Washington Mutual Mortgage Pass-through Certificates, 5.907%, due 07/25/37	1,147,318
1,503,698	C	Washington Mutual Mortgage Pass-through Certificates, 6.000%, due 06/25/34	1,373,360
1,792,092	C	Wells Fargo Alternative Loan Trust, 6.000%, due 06/25/37	1,099,538
912,158	C	Wells Fargo Alternative Loan Trust, 6.250%, due 11/25/37	812,025
3,467,664	C	Wells Fargo Mortgage-Backed Securities Trust, 6.000%, due 12/28/37	2,955,380
3,298,000	C	Wells Fargo Mortgage-Backed Securities Trust, 3.560%, due 06/25/35	3,251,491
2,144,664	C	Wells Fargo Mortgage-Backed Securities Trust, 4.500%, due 08/25/18	2,040,416

Principal Amount			Value

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$3,691,000	C	Wells Fargo Mortgage-Backed Securities Trust, 4.786%, due 07/25/34	$3,290,646
1,719,824	C	Wells Fargo Mortgage-Backed Securities Trust, 4.891%, due 08/25/34	1,513,907
4,189,649	C	Wells Fargo Mortgage-Backed Securities Trust, 5.112%, due 03/25/36	3,476,791
5,864,205	C	Wells Fargo Mortgage-Backed Securities Trust, 5.387%, due 08/25/35	4,934,875
3,422,764	C	Wells Fargo Mortgage-Backed Securities Trust, 5.630%, due 12/25/36	2,880,584
3,296,879	C	Wells Fargo Mortgage-Backed Securities Trust, 5.927%, due 11/25/36	2,728,662
2,902,618	C	Wells Fargo Mortgage-Backed Securities Trust, 5.939%, due 10/25/36	2,411,449
4,337,541	C	Wells Fargo Mortgage-Backed Securities Trust, 6.000%, due 06/25/36	3,868,411

		Total Collateralized Mortgage Obligations (Cost $378,957,490)	309,430,046

MUNICIPAL BONDS: 1.1%
California: 0.2%
2,703,000	C	City of San Diego, 7.125%, due 06/01/32	2,433,700

			2,433,700

Florida: 0.1%
1,470,000	C, S	Florida State Board of Education, 4.750%, due 06/01/35	1,248,280

			1,248,280

Lousiana: 0.2%
2,933,000	C	State of Louisiana, 5.000%, due 10/15/17	3,020,609

			3,020,609

Michigan: 0.3%
4,850,000		Michigan Tobacco Settlement Finance Authority, 7.309%, due 06/01/34	4,144,713

			4,144,713

Washington: 0.3%
3,276,000	C	State of Washington, 5.000%, due 01/01/33	3,057,818

			3,057,818

		Total Municipal Bonds (Cost $15,350,979)	13,905,120

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2008 (UNAUDITED) (CONTINUED)

Shares			Value
PREFERRED STOCK: 0.8%
Banks: 0.0%
105,400	@@, P	Santander Finance	$845,308

			845,308

Diversified Financial Services: 0.5%
61,000	P, S	JPMorgan Chase Capital XXVI	1,474,980
133,625	P	Merrill Lynch & Co., Inc.	1,316,206
3,450	#, P	Zurich RegCaPS Funding Trust	3,068,344

			5,859,530

Insurance: 0.3%
148,632	@@, P, S	Aegon NV	1,267,831
57,053	@@, P, S	Aegon NV - Series 1	396,518
135,625	P	Metlife, Inc.	2,104,900

			3,769,249

		Total Preferred Stock (Cost $19,236,116)	10,474,087

WARRANTS: 0.0%
Telecommunications: 0.0%
20		American Tower Corp.	10,198

		Total Warrants (Cost $1,502)	10,198

		Total Long-Term Investments (Cost $1,621,898,956)	1,454,719,809

SHORT-TERM INVESTMENTS: 29.1%
Affiliated Mutual Fund: 11.4%
142,450,000	S	ING Institutional Prime Money Market Fund	$142,450,000

		Total Mutual Fund (Cost $142,450,000)	142,450,000

Principal Amount			Value
Repurchase Agreement: 0.5%
$6,324,000	S	Goldman Sachs Repurchase Agreement dated 09/30/08, 1.000%, due 10/01/08, $6,324,176 to be received upon repurchase (Collateralized by $6,101,000 Federal National Mortgage Association, 4.625%, Market Value plus accrued interest $6,451,490, due 10/15/14)	$6,324,000

		Total Repurchase Agreement (Cost $6,324,000)	6,324,000

Principal Amount			Value

Securities Lending Collateralcc: 17.2%
$217,650,328	Bank of New York Mellon Corp. Institutional Cash Reserves		$214,736,704

	Total Securities Lending Collateral (Cost $217,650,328)		214,736,704

	Total Short-Term Investments (Cost $366,424,328)		363,510,704

	Total Investments in Securities (Cost $1,988,323,284)*	145.4%	$1,818,230,513
	Other Assets and Liabilities - Net	(45.4)	(567,886,043)

	Net Assets	100.0%	$1,250,344,470

@@	Foreign Issuer
MASTR	Mortgage Asset Securitization Transaction, Inc.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
P	Preferred Stock may be called prior to convertible date.
cc	Securities purchased with cash collateral for securities loaned.
ip	Treasury inflation indexed protected security whose principal value is adjusted in accordance with changes to the Consumer Price Index.
W	Settlement is on a when-issued or delayed-delivery basis with final maturity to be announced in the future.
I	Illiquid Security
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2008 (UNAUDITED) (CONTINUED)

L	Loaned security, a portion or all of the security is on loan at September 30, 2008.
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
BRL	Brazilian Real
DKK	Danish Krone
*	Cost for federal income tax purposes is $1,988,559,453.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$1,576,249
Gross Unrealized Depreciation	(171,905,189)

Net Unrealized Depreciation	$(170,328,940)

The following table summarizes the inputs used as of September 30, 2008 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$357,196,902	$2,131,772
Level 2 — Other Significant Observable Inputs	1,421,300,998	16,961,150
Level 3 — Significant Unobservable Inputs	39,732,613	201,998

Total	$1,818,230,513	$19,294,920

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value,

and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended September 30, 2008, was as follows:

	Investments in Securities	Other Financial Instruments*
Balance at 03/31/08	$47,395,962	$355,421
Net purchases/sales	7,510,512	(1,409,185)
Total realized and unrealized gain (loss)	(4,848,805)	1,689,341
Amortization of premium/discount	146,764	11,162
Transfers in and/or out of Level 3	(10,471,820)	(444,741)

Balance at 09/30/08	$39,732,613	$201,998

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

For the six months ended September 30, 2008, total change in unrealized gain (loss) on Level 3 securities still held at period end included in the change in net assets was $(3,499,217). Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

At September 30, 2008 the following forward foreign currency contracts were outstanding for the ING Intermediate Bond Fund:

Currency			Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation (Depreciation)
					USD
British Pound Sterling	GBP	14,779,022	BUY	10/16/08	26,105,000	26,309,217	$204,217
British Pound Sterling	GBP	7,476,024	BUY	10/16/08	13,454,600	13,308,616	(145,984)
British Pound Sterling	GBP	6,800,870	BUY	10/16/08	12,231,500	12,106,724	(124,776)
British Pound Sterling	GBP	14,779,022	BUY	10/16/08	26,352,475	26,309,217	(43,258)
Japanese Yen	JPY	2,144,200,654	BUY	10/10/08	19,586,213	20,194,937	608,724
Japanese Yen	JPY	1,351,735,081	BUY	10/31/08	13,044,400	12,775,759	(268,641)
Japanese Yen	JPY	1,352,320,775	BUY	10/31/08	13,044,400	12,781,295	(263,105)
Russian Rubles	RUB	169,455,300	BUY	10/22/08	6,588,464	6,583,866	(4,598)

							$(37,421)

Colombian Pesos	COP	6,821,703,168	SELL	10/22/08	3,267,600	3,104,346	$163,254
Euro	EUR	18,289,778	SELL	10/16/08	26,105,000	25,792,114	312,886
British Pound Sterling	GBP	14,276,893	SELL	10/16/08	25,457,129	25,415,340	41,789
British Pound Sterling	GBP	14,779,022	SELL	10/16/08	26,352,475	26,309,217	43,258
Indonesian Rupiahs	IDR	31,826,424,000	SELL	10/22/08	3,267,600	3,364,562	(96,962)
Russian Rubles	RUB	169,455,300	SELL	10/22/08	6,510,000	6,583,866	(73,866)
Russian Rubles	RUB	169,455,300	SELL	10/22/08	6,580,788	6,583,866	(3,078)

							$387,281

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2008 (UNAUDITED) (CONTINUED)

ING Intermediate Bond Fund Open Futures Contracts on September 30, 2008:

Contract Description	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation)
Long Contracts
Australia 90-Day Bank Bill	374	09/10/09	$353,973
Australia 3-Year Bond	812	12/15/08	590,996
Euro-Bund	161	12/08/08	165,713
Euro-Schatz	498	12/08/08	599,247
Long Gilt	235	12/29/08	37,320

			$1,747,249

Short Contracts
Australia 10-Year Bond	8	12/15/08	$(8,655)
U.S. Treasury 2-Year Note	263	12/31/08	(358,173)
U.S. Treasury 5-Year Note	308	12/31/08	(143,772)
U.S. Treasury 10-Year Note	1,179	12/19/08	814,315
U.S. Treasury Long Bond	803	12/19/08	80,808

			$384,523

ING Intermediate Bond Fund Credit Default Swap Agreements Outstanding on September 30, 2008:

Counterparty	Reference Entity/Obligation	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate (%)	Termination Date		Notional Amount	Unrealized Appreciation/ (Depreciation)
Citibank N.A., New York	Abitibi-Consolidated Co. of Canada 8.375%, 04/01/15	Sell	5.000	06/20/13	USD	1,115,000	$(241,598)
Citibank N.A., New York	Abitibi-Consolidated Co. of Canada 8.375%, 04/01/15	Sell	5.000	06/20/13	USD	1,115,000	(240,611)
Goldman Sachs International	Ace INA Holdings 8.875%, 08/15/29	Buy	(0.650)	09/20/13	USD	9,388,000	7,764
Barclays Bank PLC	Agrium Inc. 8.250%, 02/15/11	Buy	(1.055)	03/20/13	USD	3,735,000	(17,589)
UBS AG	Australia & New Zealand Banking Group Ltd. 4.450%, 02/05/15	Buy	(0.350)	09/20/17	USD	2,135,000	155,339
UBS AG	Australia & New Zealand Banking Group Ltd. 4.450%, 02/05/16	Buy	(0.510)	09/20/17	USD	1,972,000	222,164
Barclays Bank PLC	Bank of America Corp. 6.250%, 04/15/12	Sell	0.900	03/20/13	USD	3,495,000	(79,242)
Citibank N.A., New York	Bank of America Corp. 6.250%, 04/15/12	Buy	(1.260)	09/20/13	USD	9,344,000	108,418
Citibank N.A., New York	Bank of Scotland 5.125%, 12/05/13	Buy	(0.320)	09/20/17	USD	2,744,000	730,017
Citibank N.A., New York	Bank of Scotland 5.125%, 12/05/13	Buy	(0.660)	09/20/17	USD	2,781,000	684,307
Citibank N.A., New York	Bank of Scotland 5.125%, 12/05/13	Buy	(0.650)	09/20/17	USD	1,294,000	319,169
Goldman Sachs International	Bank of Scotland 5.125%, 12/05/13	Sell	4.350	09/20/13	USD	5,833,000	(167,309)
UBS AG	Bank of Scotland 5.125%, 12/05/13	Buy	(0.410)	09/20/17	USD	2,135,000	556,709

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2008 (UNAUDITED) (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate (%)	Termination Date		Notional Amount	Unrealized Appreciation/ (Depreciation)
Citibank N.A., New York	Barclays Bank PLC Floating Rate Note, 10/27/15	Buy	(1.250)	09/20/13	USD	6,273,000	$315,053
Citibank N.A., New York	Barclays Bank PLC Floating Rate Note, 10/27/15	Buy	(1.320)	09/20/13	USD	1,862,000	88,021
Citibank N.A., New York	BNP Paribas 4.750%, 04/04/11	Buy	(0.490)	09/20/13	USD	5,781,000	125,825
Citibank N.A., New York	BNP Paribas 4.750%, 04/04/11	Buy	(0.505)	09/20/13	USD	4,900,000	103,395
Citibank N.A., New York	BNP Paribas 5.250%, 12/17/12	Buy	(0.250)	09/20/17	USD	2,744,000	312,584
Citibank N.A., New York	BNP Paribas 5.250%, 12/17/12	Buy	(0.520)	09/20/17	USD	574,000	54,696
Citibank N.A., New York	BNP Paribas 5.250%, 12/17/12	Buy	(0.520)	09/20/17	USD	1,294,000	123,305
Citibank N.A., New York	CDX.EM.9 Index	Buy	(2.650)	06/20/13	USD	29,940,000	927,575
Citibank N.A., New York	CDX.EM.9 Index	Buy	(2.650)	06/20/13	USD	5,116,000	76,629
Citibank N.A., New York	CDX.EM.9 Index	Buy	(2.650)	06/20/13	USD	5,761,000	87,030
UBS AG	CDX.NA.HY.8 Index	Buy	(2.750)	06/20/12	USD	5,653,890	431,733
UBS AG	CDX.NA.HY.8 Index	Sell	2.750	06/20/12	USD	5,549,940	(323,305)
Barclays Bank PLC	CDX.NA.HY.10 Index	Buy	(5.000)	06/20/13	USD	8,879,000	556,029
Barclays Bank PLC	CDX.NA.HY.10 Index	Buy	(5.000)	06/20/13	USD	7,063,000	328,477
Citibank N.A., New York	CDX.NA.HY.10 Index	Buy	(5.000)	06/20/13	USD	9,681,000	379,610
Morgan Stanley Capital Services Inc.	CDX.NA.HY.10 Index	Buy	(5.000)	06/20/13	USD	7,071,000	324,665
Barclays Bank PLC	CDX.NA.IG.10 Index	Buy	(1.550)	06/20/13	USD	6,395,000	67,402
Citibank N.A., New York	CDX.NA.IG.10 Index	Buy	(1.550)	06/20/13	USD	6,271,000	163,428
Citibank N.A., New York	CDX.NA.IG.10 Index	Buy	(1.550)	06/20/13	USD	18,493,000	(266,651)
Citibank N.A., New York	CDX.NA.IG.10 Index	Sell	1.550	06/20/13	USD	5,116,000	(68,346)
Citibank N.A., New York	CDX.NA.IG.10 Index	Sell	1.550	06/20/13	USD	63,768,000	(514,486)
Goldman Sachs International	CDX.NA.IG.10 Index	Sell	1.550	06/20/13	USD	7,285,000	16,192
UBS AG	CDX.NA.IG.10 Index	Buy	(1.550)	06/20/13	USD	11,143,000	273,192
UBS AG	CDX.NA.IG.10 Index	Buy	(1.550)	06/20/13	USD	21,155,000	(432,270)
Barclays Bank PLC	CDX.NA.IG.9 Index	Sell	0.600	12/20/12	USD	12,448,000	(77,709)
Citibank N.A., New York	CDX.NA.IG.10 Index (7-10% Tranche)	Sell	4.170	06/20/15	USD	3,051,000	(191,369)
Citibank N.A., New York	CDX.NA.IG.10 Index (10-15% Tranche)	Buy	(1.950)	06/20/15	USD	4,877,000	72,209
Citibank N.A., New York	CIT Group Inc. 7.750%, 04/02/12	Buy	(7.450)	06/20/13	USD	909,000	234,642
Citibank N.A., New York	CIT Group Inc. 7.750%, 04/02/12	Buy	(5.650)	06/20/13	USD	2,808,000	832,195
Goldman Sachs International	CMBX-NA-AAA 5 Index	Buy	(0.350)	02/15/51	USD	9,559,000	(250,429)
Citibank N.A., New York	CMS Energy Corporation 6.875%, 12/15/15	Sell	0.820	03/20/12	USD	600,000	(20,186)
Merrill Lynch International	CMS Energy Corporation 6.875%, 12/15/15	Sell	0.840	03/20/12	USD	3,000,000	(99,044)
UBS AG	Countrywide Home Loan 4.000%, 03/22/11	Sell	9.000	12/20/12	USD	248,000	6,450
Barclays Bank PLC	Countrywide Home Loan 6.000%, 01/24/18	Sell	4.150	12/20/12	USD	248,000	48,079
Barclays Bank PLC	Countrywide Home Loan 6.000%, 01/24/18	Buy	(4.200)	06/20/13	USD	512,000	(15,852)
Citibank N.A., New York	Countrywide Home Loan 6.000%, 01/24/18	Sell	2.580	09/20/13	USD	9,344,000	(293,127)
Citibank N.A., New York	Darden Restaurants Inc. 6.000%, 08/15/35	Buy	(1.650)	06/20/13	USD	500,000	5,011
Bear Stearns Credit Products Inc.	Darden Restaurants Inc. 7.125%, 02/01/16	Buy	(1.640)	03/20/18	USD	2,241,000	62,846

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2008 (UNAUDITED) (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate (%)	Termination Date		Notional Amount	Unrealized Appreciation/ (Depreciation)
Citibank N.A., New York	Darden Restaurants Inc. 7.125%, 02/01/16	Buy	(0.610)	12/20/12	USD	632,000	$27,854
Citibank N.A., New York	Darden Restaurants Inc. 7.125%, 02/01/16	Buy	(1.310)	12/20/17	USD	624,000	30,961
Citibank N.A., New York	Deutsche Bank AG 5.500%, 05/18/11	Buy	(0.700)	09/20/13	USD	4,429,000	167,672
Citibank N.A., New York	Deutsche Bank AG 5.500%, 05/18/11	Buy	(0.757)	09/20/13	USD	4,288,000	151,726
Morgan Stanley Capital Services Inc.	Domtar Corp. 7.875%, 10/15/11	Buy	(2.650)	09/20/11	USD	1,287,500	(6,349)
UBS AG	Domtar Corp. 7.875%, 10/15/11	Sell	2.600	09/20/11	USD	1,288,000	4,604
Citibank N.A., New York	DTE Energy Co. 7.050%, 06/01/11	Buy	(0.700)	06/20/11	USD	1,692,000	15,878
Barclays Bank PLC	GAP Inc. 8.800%, 12/15/08	Buy	(1.200)	06/20/13	USD	1,456,000	(17,119)
Citibank N.A., New York	GAP Inc. 8.800%, 12/15/08	Buy	(1.190)	06/20/13	USD	651,000	(7,378)
Citibank N.A., New York	GAP Inc. 8.800%, 12/15/08	Buy	(0.850)	06/20/13	USD	645,000	1,993
Citibank N.A., New York	General Electric Capital Corp. 6.000%, 06/15/12	Sell	1.170	03/20/13	USD	10,581,000	(1,604,572)
Barclays Bank PLC	Goldman Sachs Group Inc. 6.600%, 01/15/12	Buy	(4.000)	12/20/12	USD	2,406,000	59,022
Barclays Bank PLC	Goldman Sachs Group Inc. 6.600%, 01/15/12	Buy	(1.100)	06/20/13	USD	4,122,000	520,239
UBS AG	HSBC Bank PLC 4.250%, 03/18/16	Buy	(0.400)	09/20/17	USD	2,135,000	258,803
Citibank N.A., New York	International Lease Finance Corp. 4.150%, 01/20/15	Buy	(1.670)	06/20/13	USD	5,121,000	1,144,334
UBS AG	LCDX.NA.8 Index	Buy	(1.200)	06/20/12	USD	10,833,471	560,301
UBS AG	LCDX.NA.8 Index	Buy	(1.200)	06/20/12	USD	1,824,585	82,582
Barclays Bank PLC	LCDX.NA.9 Index (15-100% Tranche)	Buy	(1.613)	06/20/12	USD	4,095,000	71,020
Citibank N.A., New York	LCDX.NA.9 Index (15-100% Tranche)	Buy	(1.080)	12/20/12	USD	6,450,000	250,138
Barclays Bank PLC	Lloyds TSB Group PLC 5.875%, 07/08/14	Buy	(0.500)	12/20/17	USD	1,113,000	210,410
Barclays Bank PLC	Louisiana-Pacific Corp. 8.875%, 08/15/10	Buy	(3.850)	03/20/13	USD	700,000	57,059
Citibank N.A., New York	Louisiana-Pacific Corp. 8.875%, 08/15/10	Buy	(2.000)	12/20/12	USD	1,363,000	188,640
Citibank N.A., New York	Louisiana-Pacific Corp. 8.875%, 08/15/10	Buy	(2.100)	12/20/12	USD	2,455,000	331,931
Citibank N.A., New York	Louisiana-Pacific Corp. 8.875%, 08/15/10	Buy	(3.375)	03/20/13	USD	1,365,000	132,835
Morgan Stanley Capital Services Inc.	Louisiana-Pacific Corp. 8.875%, 08/15/10	Buy	(2.230)	12/20/12	USD	2,212,000	289,889
Morgan Stanley Capital Services Inc.	Louisiana-Pacific Corp. 8.875%, 08/15/10	Buy	(5.350)	09/20/13	USD	3,931,000	126,061
UBS AG	Louisiana-Pacific Corp. 8.875%, 08/15/10	Buy	(2.000)	12/20/12	USD	1,434,000	198,467
Citibank N.A., New York	Marks & Spencer PLC 6.375%, 11/07/11	Buy	(1.100)	03/20/13	USD	2,682,000	173,053
Citibank N.A., New York	Marks & Spencer PLC 6.375%, 11/07/11	Buy	(1.400)	03/20/13	USD	2,298,000	121,956
Citibank N.A., New York	MBIA Inc. 6.625%, 10/01/28	Buy	(5.000)	09/20/13	USD	641,000	(22,454)
Citibank N.A., New York	MBIA Inc. 6.625%, 10/01/28	Buy	(5.000)	09/20/13	USD	1,311,000	(28,188)

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2008 (UNAUDITED) (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate (%)	Termination Date		Notional Amount	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International	MBIA Inc. 6.625%, 10/01/28	Buy	(5.000)	09/20/13	USD	2,539,000	$(76,921)
JPMorgan Chase Bank, N.A. New York	MBIA Inc. 6.625%, 10/01/28	Buy	(5.000)	09/20/13	USD	9,443,000	1,185,384
Citibank N.A., New York	MBIA Insurance Corp. (no specified obligation)	Sell	5.000	09/20/13	USD	641,000	(26,068)
Citibank N.A., New York	MBIA Insurance Corp. (no specified obligation)	Sell	5.000	09/20/13	USD	1,311,000	(8,755)
Credit Suisse International	MBIA Insurance Corp. (no specified obligation)	Sell	5.000	09/20/13	USD	2,479,000	(568,550)
Goldman Sachs International	MBIA Insurance Corp. (no specified obligation)	Sell	5.000	09/20/13	USD	2,538,000	(115,228)
JPMorgan Chase Bank, N.A. New York	MBIA Insurance Corp. (no specified obligation)	Sell	5.000	09/20/13	USD	3,236,000	(742,165)
The Royal Bank of Scotland PLC	MBIA Insurance Corp. (no specified obligation)	Sell	5.000	09/20/13	USD	3,724,000	(854,086)
Barclays Bank PLC	Merrill Lynch & Co. 5.000%, 01/15/15	Buy	(0.860)	09/20/12	USD	5,173,000	579,517
Barclays Bank PLC	Norbord Inc. 7.250%, 07/01/12	Buy	(6.350)	06/20/13	USD	726,000	1,890
Citibank N.A., New York	Norbord Inc. 7.250%, 07/01/12	Sell	2.200	06/20/12	USD	606,500	(76,246)
Citibank N.A., New York	Norbord Inc. 7.250%, 07/01/12	Buy	(2.450)	12/20/17	USD	3,377,000	575,611
Morgan Stanley Capital Services Inc.	Norbord Inc. 7.250%, 07/01/12	Buy	(5.550)	09/20/13	USD	2,136,000	64,899
UBS AG	Norbord Inc. 7.250%, 07/01/12	Buy	(1.500)	06/20/12	USD	606,500	88,495
UBS AG	Norbord Inc. 7.250%, 07/01/12	Buy	(2.400)	12/20/17	USD	1,342,000	232,207
Citibank N.A., New York	Potash Corp. of Saskatchewan 7.750%, 05/31/11	Buy	(0.600)	03/20/13	USD	1,248,000	2,706
Goldman Sachs International	Potash Corp. of Saskatchewan 7.750%, 05/31/11	Buy	(0.880)	03/20/18	USD	3,735,000	(39,174)
Morgan Stanley Capital Services Inc.	Potash Corp. of Saskatchewan 7.750%, 05/31/11	Buy	(0.610)	03/20/13	USD	2,497,000	4,395
Citibank N.A., New York	Republic of Italy 6.875%, 09/27/23	Sell	0.490	09/20/18	USD	994,000	(11,647)
Citibank N.A., New York	Republic of Italy 6.875%, 09/27/23	Sell	0.495	09/20/18	USD	4,675,000	(52,955)
Citibank N.A., New York	Royal Bank of Scotland PLC 6.000%, 05/10/13	Buy	(0.290)	09/20/17	USD	2,744,000	734,986
UBS AG	Royal Bank of Scotland PLC 6.000%, 05/10/13	Buy	(0.400)	09/20/17	USD	2,135,000	557,847
Citibank N.A., New York	Royal Bank of Scotland PLC Floating Rate Note, 12/06/20	Buy	(1.095)	09/20/13	USD	8,333,000	613,381
Citibank N.A., New York	Santander Intl. Debt SA Floating Rate Note, 08/09/13	Buy	(0.730)	09/20/13	USD	5,658,000	145,599
Citibank N.A., New York	Santander Intl. Debt SA Floating Rate Note, 08/09/13	Buy	(0.800)	09/20/13	USD	2,451,000	55,575
Citibank N.A., New York	Societe Generale 6.625%, 04/27/15	Buy	(0.510)	09/20/17	USD	574,000	74,646
Citibank N.A., New York	Societe Generale 6.625%, 04/27/15	Buy	(0.510)	09/20/17	USD	1,294,000	168,279
UBS AG	Societe Generale 6.625%, 04/27/15	Buy	(0.380)	09/20/17	USD	2,135,000	296,228
Barclays Bank PLC	Standard Chartered Bank 3.625%, 02/03/17	Buy	(0.750)	12/20/17	USD	1,113,000	196,770
Citibank N.A., New York	Standard Chartered Bank 3.625%, 02/03/17	Buy	(0.670)	09/20/17	USD	574,000	102,693
UBS AG	Standard Chartered Bank 3.625%, 02/03/17	Buy	(0.420)	09/20/17	USD	2,135,000	416,120

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2008 (UNAUDITED) (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection(1)	(Pay)/Receive Fixed Rate (%)	Termination Date		Notional Amount	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International	Temple-Inland Inc. 7.875%, 05/01/12	Buy	(1.040)	03/20/14	USD	872,000	$75,299
JPMorgan Chase Bank N.A., New York	Temple-Inland Inc. 7.875%, 05/01/12	Buy	(0.890)	03/20/14	USD	2,646,000	246,048
JPMorgan Chase Bank N.A., New York	Temple-Inland Inc. 7.875%, 05/01/12	Buy	(1.020)	03/20/14	USD	2,493,000	217,482
Morgan Stanley Capital Services Inc.	Temple-Inland Inc. 7.875%, 05/01/12	Buy	(0.900)	03/20/14	USD	2,318,000	214,522
Morgan Stanley Capital Services Inc.	Temple-Inland Inc. 7.875%, 05/01/12	Buy	(1.600)	09/20/17	USD	2,401,000	190,762
UBS AG	Temple-Inland Inc. 7.875%, 05/01/12	Buy	(0.900)	03/20/14	USD	2,476,000	229,145
Citibank N.A., New York	UniCredit S.p.A. 4.375%, 02/10/14	Buy	(0.590)	09/20/18	USD	994,000	53,760
Citibank N.A., New York	UniCredit S.p.A. 4.375%, 02/10/14	Buy	(0.775)	09/20/18	USD	4,667,000	187,881
Citibank N.A., New York	VF Corp. 8.500%, 10/01/10	Buy	(0.700)	09/20/13	USD	1,284,000	1,960
Citibank N.A., New York	VF Corp. 8.500%, 10/01/10	Buy	(0.800)	09/20/13	USD	644,000	(1,893)
Citibank N.A., New York	VF Corp. 8.500%, 10/01/10	Buy	(0.800)	09/20/13	USD	1,063,000	(3,125)
Citibank N.A., New York	VF Corp. 8.500%, 10/01/10	Buy	(0.770)	09/20/13	USD	1,249,000	(1,998)
Morgan Stanley Capital Services Inc.	VF Corp. 8.500%, 10/01/10	Buy	(0.850)	09/20/13	USD	2,422,000	(12,527)
Citibank N.A., New York	Wachovia Corp. 3.625%, 02/17/09	Sell	1.170	03/20/13	USD	4,278,000	(510,322)
Citibank N.A., New York	Wachovia Corp. 3.625%, 02/17/09	Sell	2.950	03/20/13	USD	2,508,000	(142,599)
UBS AG	Westpac Banking Corp. 5.875%, 04/29/18	Buy	(0.350)	09/20/17	USD	2,135,000	251,339
UBS AG	Westpac Banking Corp. 5.875%, 04/29/18	Buy	(0.510)	09/20/17	USD	1,972,000	210,534
JPMorgan Chase Bank N.A., New York	Weyerhaeuser Co. 6.750%, 03/15/12	Buy	(0.640)	03/20/14	USD	2,582,000	150,305
Barclays Bank PLC	Weyerhaeuser Co. 7.125%, 07/15/23	Sell	0.780	09/20/12	USD	2,478,000	(78,434)
Citibank N.A., New York	Whirlpool Corp. 7.750%, 07/15/16	Buy	(1.210)	09/20/13	USD	3,846,000	(12,918)
Citibank N.A., New York	Whirlpool Corp. 7.750%, 07/15/16	Buy	(1.250)	09/20/13	USD	388,000	(1,986)
Citibank N.A., New York	Whirlpool Corp. 7.750%, 07/15/16	Buy	(1.330)	09/20/13	USD	2,314,000	(19,997)
Citibank N.A., New York	Whirlpool Corp. 7.750%, 07/15/16	Buy	(1.400)	09/20/13	USD	1,240,000	(14,537)
Citibank N.A., New York	Whirlpool Corp. 7.750%, 07/15/16	Buy	(1.400)	09/20/13	USD	773,000	(9,062)
Morgan Stanley Capital Services Inc.	Whirlpool Corp. 7.750%, 07/15/16	Buy	(1.680)	09/20/13	USD	1,369,000	(32,925)
Citibank N.A., New York	Williams Partners LP 7.500%, 06/15/11	Sell	1.030	03/20/12	USD	3,020,164	(27,464)

							$13,677,088

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund must pay to the buyer of the protection an amount up to the notional value of the reference entity/obligation and in certain instances, take delivery of the reference entity/obligation. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund may receive from the seller of protection an amount up to the notional value of the reference entity/obligation, which may have little or no value.

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2008 (UNAUDITED) (CONTINUED)

ING Intermediate Bond Fund Interest Rate Swap Agreements Outstanding on September 30, 2008:

	Termination Date		Notional Principal Amount	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 4.04221% and pay a floating rate based on 3-month USD-LIBOR Counterparty: Citibank N.A., New York	12/13/09	USD	66,325,000	$1,436,043
Receive a fixed rate equal to 3.18600% and pay a floating rate based on 3-month USD-LIBOR Counterparty: Citibank N.A., New York	04/22/10	USD	70,395,000	307,838
Receive a fixed rate equal to 7.060% and pay a floating rate based on 3-month NZD-BBR-FRA Counterparty: UBS AG, London	01/28/11	NZD	106,622,000	250,189
Receive a fixed rate equal to 7.015% and pay a floating rate based on 3-month NZD-BBR-FRA Counterparty: UBS AG, London	02/04/11	NZD	52,960,000	94,725
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 2.87750% Counterparty: Citibank N.A., New York	04/14/11	USD	1,692,000	18,395
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 3.56500% Counterparty: Citibank N.A., New York	04/17/13	USD	450,000	2,845
Receive a floating rate based on 3-month NZD-BBR-FRA and pay a fixed rate equal to 7.055% Counterparty: UBS AG, London	01/28/16	NZD	36,251,000	(486,183)
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 4.80031% Counterparty: Citibank N.A., New York	12/13/17	USD	15,851,000	(771,075)
Receive a floating rate based on 3-month NZD-BBR-FRA and pay a fixed rate equal to 7.000% Counterparty: UBS AG, London	02/04/16	NZD	17,790,000	(202,221)
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 4.27000% Counterparty: Citibank N.A., New York	01/23/18	USD	39,593,000	263,291

				$913,847

See Accompanying Notes to Financial Statements

ING NATIONAL TAX-EXEMPT BOND FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2008 (UNAUDITED)

Principal Amount			(Unaudited) Rating(1)	Value

MUNICIPAL BONDS: 51.4%
Illinois: 23.4%
$1,000,000	C, I	Illinois Finance Authority, 5.000%, due 08/15/24	NR/NR	$757,190

				757,190

New York: 6.4%
200,000	C	New York City Transitional Finance Authority, 5.250%, due 08/15/11	Aa1/AAA	206,762

				206,762

Texas: 4.4%
165,000	C, I	Harris County-Houston Sports Authority, 5.000%, due 11/15/28	A2/AA	142,568

				142,568

Washington: 7.9%
250,000	C	City of Seattle, 5.250%, due 12/15/17	Aa1/AAA	253,645

				253,645

Wisconsin: 9.3%
300,000		State of Wisconsin, 5.125%, due 11/01/08	Aa3/AA	300,568

				300,568

		Total Investments in Securities (Cost $1,898,037)*	51.4%	$1,660,733
		Other Assets and Liabilities - Net	48.6	1,571,994

		Net Assets	100.0%	$3,232,727

(1)	Credit ratings are provided by Moody’s Investor’s Service, Inc. and Standard’s and Poor’s Rating Group and are not audited.
C	Bond may be called prior to maturity date.
I	Illiquid Security
*	Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$440
Gross Unrealized Depreciation	(237,744)

Net Unrealized Depreciation	$(237,304)

The following table summarizes the inputs used as of September 30, 2008 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$—	$—
Level 2 — Other Significant Observable Inputs	1,660,733	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$1,660,733	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

See Accompanying Notes to Financial Statements

ING CLASSIC MONEY MARKET FUND(1)	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2008 (UNAUDITED)

Principal Amount			Value

CERTIFICATES OF DEPOSIT: 5.2%
$6,500,000		American Express Bank FSB, 2.900%, due 12/11/08	$6,500,000
22,000,000		Canadian Imperial Bank of Commerce, 2.820%, due 11/21/08	22,000,310
4,500,000		Natixis, 2.890%, due 12/11/08	4,500,000
38,000,000		UBS AG, 2.980%, due 02/23/09	38,000,000

		Total Certificates of Deposit (Cost $71,000,310)	71,000,310

COMMERCIAL PAPER: 45.9%
25,000,000	(2), I	American General Finance Corp., 1.470%, due 10/02/08	24,997,931
8,000,000		ANZ National International Ltd., 2.750%, due 12/03/08	7,961,080
16,000,000		ASB Finance Ltd., 2.680%, due 10/30/08	15,964,378
9,500,000		ASB Finance Ltd., 2.980%, due 12/01/08	9,451,547
3,750,000		Barton Capital, LLC, 1.370%, due 10/01/08	3,750,000
10,750,000		Barton Capital, LLC, 1.390%, due 10/02/08	10,749,173
5,000,000		Barton Capital, LLC, 2.630%, due 11/04/08	4,987,250
14,000,000		Barton Capital, LLC, 2.670%, due 11/05/08	13,962,511
8,351,000		Barton Capital, LLC, 2.700%, due 11/03/08	8,329,780
11,000,000		BNP Paribas, 1.250%, due 10/02/08	10,999,238
2,500,000		Cafco, LLC, 2.320%, due 10/06/08	2,499,035
17,300,000		Cafco, LLC, 2.570%, due 10/15/08	17,281,472
4,500,000		Cafco, LLC, 2.660%, due 11/04/08	4,488,398
10,000,000		Cafco, LLC, 2.700%, due 11/05/08	9,973,133
28,000,000		Caisse Nationale des Caisses d’Epargne et de Prevoyance, 2.730%, due 11/10/08	27,913,200
21,000,000		Ciesco L.P., 2.570%, due 10/15/08	20,977,491
3,000,000	#	Ciesco L.P., 2.640%, due 10/20/08	2,995,614
7,000,000		Ciesco L.P., 2.710%, due 11/03/08	6,982,162
15,000,000		Ciesco L.P., 2.720%, due 11/04/08	14,960,522
5,000,000		Citigroup Funding, Inc., 2.690%, due 11/12/08	4,983,958
5,500,000	#	Concord Minutemen Capital Co., LLC, 2.820%, due 10/22/08	5,490,535
8,250,000		Concord Minutemen Capital Co., LLC, 2.890%, due 11/04/08	8,226,859
17,000,000		Concord Minutemen Capital Co., LLC, 3.000%, due 12/09/08	16,901,273

Principal Amount			Value

COMMERCIAL PAPER: (continued)
$10,000,000	#	Concord Minutemen Capital Co., LLC, 6.001%, due 10/01/08	$10,000,000
5,000,000	#	Crown Point Capital Co., 2.810%, due 10/21/08	4,991,806
6,000,000	#	Crown Point Capital Co., 2.890%, due 11/04/08	5,983,170
12,250,000	#	Crown Point Capital Co., 2.950%, due 12/09/08	12,179,107
17,000,000	#	Crown Point Capital Co., 3.020%, due 10/01/08	17,000,000
7,000,000		Edison Asset Securitization, LLC, 2.230%, due 10/08/08	6,996,529
18,000,000	#	Jupiter Securities Co., LLC, 2.420%, due 10/09/08	17,989,120
17,000,000		Jupiter Securities Co., LLC, 2.700%, due 12/04/08	16,917,493
5,000,000		Jupiter Securities Co., LLC, 5.501%, due 10/01/08	5,000,000
8,000,000		Louis Dreyfus Corp., 1.720%, due 10/03/08	7,998,856
9,000,000		Natexis Banq US Financial Co., 2.810%, due 10/21/08	8,985,250
17,000,000		Natexis Banq US Financial Co., 2.830%, due 11/24/08	16,926,815
1,850,000	#	Old Line Funding, LLC, 1.330%, due 10/02/08	1,849,862
4,000,000		Old Line Funding, LLC, 2.580%, due 10/15/08	3,995,707
5,500,000	#	Old Line Funding, LLC, 2.640%, due 10/20/08	5,491,959
2,000,000		Old Line Funding, LLC, 2.690%, due 11/03/08	1,994,885
15,000,000		Old Line Funding, LLC, 2.710%, due 11/04/08	14,960,617
4,500,000		Old Line Funding, LLC, 2.720%, due 11/14/08	4,484,765
9,000,000	#	Old Line Funding, LLC, 2.750%, due 10/01/08	9,000,000
4,000,000	#	Park Avenue, 1.330%, due 10/02/08	3,999,706
15,000,000	#	Park Avenue, 2.420%, due 10/09/08	14,990,933
12,000,000		Park Avenue, 2.470%, due 10/16/08	11,986,850
2,000,000		Park Avenue, 2.680%, due 12/01/08	1,990,816
5,000,000		Park Avenue, 2.680%, due 12/04/08	4,975,929
7,000,000		Societe Generale, 2.730%, due 11/06/08	6,980,400
5,750,000	#	Thunder Bay Funding, LLC, 2.590%, due 10/15/08	5,743,806
9,000,000		Thunder Bay Funding, LLC, 2.700%, due 11/05/08	8,975,675
3,656,000	#	Thunder Bay Funding, LLC, 2.730%, due 11/07/08	3,645,479
10,000,000		Thunder Bay Funding, LLC, 2.740%, due 12/01/08	9,953,064
10,500,000	#	Thunder Bay Funding, LLC, 2.780%, due 10/01/08	10,500,000

See Accompanying Notes to Financial Statements

ING CLASSIC MONEY MARKET FUND(1)	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2008 (UNAUDITED) (CONTINUED)

Principal Amount			Value

COMMERCIAL PAPER: (continued)
$17,000,000		Tulip Funding Corp., 2.670%, due 10/23/08	$16,971,113
10,750,000		Tulip Funding Corp., 2.730%, due 11/12/08	10,715,009
6,000,000		Tulip Funding Corp., 2.760%, due 11/20/08	5,976,667
7,000,000	#	Windmill Funding Corp., 1.390%, due 10/02/08	6,999,461
4,600,000		Windmill Funding Corp., 2.530%, due 10/14/08	4,595,482
4,600,000		Windmill Funding Corp., 2.610%, due 10/21/08	4,592,998
2,750,000		Windmill Funding Corp., 2.660%, due 10/28/08	2,744,328
4,000,000		Windmill Funding Corp., 2.700%, due 11/05/08	3,989,228
10,000,000		Windmill Funding Corp., 2.710%, due 11/03/08	9,974,517
5,000,000		Windmill Funding Corp., 2.740%, due 10/01/08	5,000,000
4,500,000	#	Yorktown Capital, LLC, 1.360%, due 10/02/08	4,499,661
25,000,000		Yorktown Capital, LLC, 2.660%, due 11/03/08	24,937,438
2,183,000		Yorktown Capital, LLC, 2.680%, due 11/13/08	2,175,882
16,500,000		Yorktown Capital, LLC, 2.720%, due 12/01/08	16,423,115

		Total Commercial Paper (Cost $630,910,038)	630,910,038

CORPORATE BONDS/NOTES: 26.1%
11,300,000		American Express Bank FSB, 2.498%, due 10/16/08	11,299,022
2,500,000		American Express Bank FSB, 3.899%, due 11/24/08	2,496,201
3,000,000		American Express Centurion Bank, 4.310%, due 11/07/08	2,998,362
1,275,000		American Express Credit Corp., 3.080%, due 12/19/08	1,273,239
3,000,000	(2), I	American General Finance Corp., 4.309%, due 01/09/09	2,997,234
4,000,000	#	American Honda Finance Corp., 2.793%, due 11/10/08	3,999,285
2,750,000	#	American Honda Finance Corp., 2.812%, due 11/07/08	2,749,643
8,750,000	#	American Honda Finance Corp., 2.874%, due 03/09/09	8,746,510
4,500,000	#	American Honda Finance Corp., 4.500%, due 05/26/09	4,537,656
18,500,000	@@, #	Australia & New Zealand Banking Group Ltd., 3.021%, due 09/02/09	18,500,000
5,500,000		Bank of America NA, 2.497%, due 06/12/09	5,493,458

Principal Amount			Value

CORPORATE BONDS/NOTES: (continued)
$4,500,000		Bank of America NA, 2.748%, due 12/18/08	$4,498,360
12,250,000	#, C	Bank of America NA, 4.350%, due 11/03/09	12,250,000
13,500,000	@@, #	Bank of Scotland PLC, 3.550%, due 12/01/08	13,510,078
11,500,000	@@	BNP Paribas, 3.014%, due 08/13/09	11,500,000
5,000,000		Citigroup Funding, Inc., 2.110%, due 10/03/08	4,999,899
4,800,000		Citigroup Funding, Inc., 2.991%, due 03/02/09	4,794,549
1,900,000		Citigroup, Inc., 2.836%, due 01/30/09	1,896,736
7,212,000		Citigroup, Inc., 3.625%, due 02/09/09	7,214,174
18,500,000	@@, #	Commonwealth Bank of Australia, 2.816%, due 12/18/08	18,496,834
14,000,000		Credit Suisse First Boston USA, Inc., 2.944%, due 12/09/08	13,998,864
3,500,000		Credit Suisse First Boston USA, Inc., 3.875%, due 01/15/09	3,505,713
3,000,000	@@	Credit Suisse New York, 3.719%, due 03/27/09	2,992,699
5,000,000	@@	Deutsche Bank, 3.839%, due 11/26/08	4,996,078
7,000,000	@@	Deutsche Bank AG, 4.093%, due 01/09/09	6,994,680
3,000,000		General Electric Capital Corp., 2.170%, due 01/27/09	2,993,785
1,000,000		General Electric Capital Corp., 2.795%, due 10/24/08	999,852
1,000,000		General Electric Capital Corp., 2.910%, due 08/31/09	1,000,182
1,000,000		General Electric Capital Corp., 4.125%, due 09/01/09	1,009,787
4,000,000		General Electric Co., 2.854%, due 12/09/08	3,999,718
8,600,000	I	Goldman Sachs Group, Inc., 3.250%, due 12/23/08	8,585,937
5,500,000		JPMorgan Chase & Co., 3.479%, due 06/26/09	5,492,880
5,000,000		JPMorgan Chase & Co., 3.500%, due 03/15/09	5,007,440
3,000,000		Merrill Lynch & Co., Inc., 4.831%, due 10/27/08	2,999,601
800,000		Merrill Lynch & Co., Inc., 6.250%, due 10/15/08	800,286
2,190,000		Merrill Lynch & Co., Inc., 6.375%, due 10/15/08	2,190,878
2,125,000	@@, #	Rabobank Nederland NV, 4.208%, due 04/06/09	2,124,480
2,000,000	@@, #	Santander U.S. Debt SA Unipersonal, 2.846%, due 10/21/08	1,999,995

See Accompanying Notes to Financial Statements

ING CLASSIC MONEY MARKET FUND(1)	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2008 (UNAUDITED) (CONTINUED)

Principal Amount			Value

CORPORATE BONDS/NOTES: (continued)
$15,000,000	@@, #	Societe Generale, 3.285%, due 09/04/09	$15,000,000
5,210,000		SunTrust Bank, 4.000%, due 10/15/08	5,208,136
12,000,000		Toyota Motor Credit Corp., 2.060%, due 10/20/08	11,996,314
10,900,000		Toyota Motor Credit Corp., 2.410%, due 07/10/09	10,900,000
16,700,000		Toyota Motor Credit Corp., 2.507%, due 10/06/08	16,700,137
11,000,000		Toyota Motor Credit Corp., 2.537%, due 01/12/09	11,001,001
6,000,000		Toyota Motor Credit Corp., 2.739%, due 01/23/09	6,000,000
4,100,000		US Bancorp., 5.300%, due 04/28/09	4,148,857
21,000,000		US Bank NA, 2.912%, due 08/24/09	21,000,000
7,250,000		Wachovia Bank NA, 2.070%, due 10/03/08	7,249,744
1,500,000		Wachovia Bank NA, 2.110%, due 02/23/09	1,496,149
4,900,000		Wachovia Bank NA - Old, 2.998%, due 01/12/09	4,901,938
1,000,000		Wachovia Corp., 3.625%, due 02/17/09	999,391
2,000,000		Wachovia Corp., 3.759%, due 10/28/08	1,999,934
3,555,000		Wells Fargo & Co., 3.125%, due 04/01/09	3,555,144
8,500,000		Wells Fargo & Co., 3.552%, due 05/01/09	8,502,503
12,250,000	@@, #	Westpac Banking Corp., 3.033%, due 07/03/09	12,250,000

		Total Corporate Bonds/Notes (Cost $358,853,343)	358,853,343

U.S. GOVERNMENT AGENCY OBLIGATIONS: 7.3%
54,000,000		Federal Home Loan Bank, 2.150%, due 03/27/09	53,981,146
23,500,000		Federal Home Loan Bank, 2.200%, due 04/01/09	23,489,160
23,500,000		Federal Home Loan Bank, 2.310%, due 04/07/09	23,500,000

		Total U.S. Government Agency Obligations (Cost $100,970,306)	100,970,306

Principal Amount			Value

Repurchase Agreement: 15.2%
$99,729,000	Deutsche Bank Repurchase Agreement dated 09/30/08, 0.997%, due 10/01/08, $99,731,763 to be received upon repurchase (Collateralized by $87,171,000 various U.S. Government Agency Obligations, 5.300%-6.625%, Market Value plus accrued interest $101,723,681, due 05/12/20-11/15/30		$99,729,000
110,000,000	Morgan Stanley Repurchase Agreement dated 09/30/08, 1.500%, due 10/01/08, $110,004,583 to be received upon repurchase (Collateralized by $95,685,000 Federal Home Loan Mortgage Corporation, 5.150%-6.750%, Market Value plus accrued interest $112,201,902, due 05/01/18-09/15/29		110,000,000

	Total Repurchase Agreement (Cost $209,729,000)		209,729,000

	Total Investments in Securities (Cost $1,371,462,997)*	99.7%	$1,371,462,997
	Other Assets and Liabilities - Net	0.3	3,999,426

	Net Assets	100.0%	$1,375,462,423

(1)	All securities with a maturity date of greater than 13 months have either a variable rate, a demand feature, prerefunded, optional or mandatory put resulting in a maturity of one year or less. Rate shown reflects current rate.
(2)	ING America Insurance Holdings, Inc. (“AIH”) has entered into a Capital Support Agreement (“CSA”) with the Fund which provides that AIH will contribute capital to the Fund, up to a specified maximum amount, to maintain a net asset value per share of not less than $0.9950, subject to certain conditions and restrictions. As of September 30, 2008, the Fund held two positions in American General Finance Corp. which are covered by the terms of the CSA.
@@	Foreign Issuer
#	Securities with purchases pursuant to Rule144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
I	Illiquid Security
*	Cost for federal income tax purposes is the same as for financial statement purposes.

See Accompanying Notes to Financial Statements

ING CLASSIC MONEY MARKET FUND(1)	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2008 (UNAUDITED) (CONTINUED)

The following table summarizes the inputs used as of September 30, 2008 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$—	$—
Level 2 — Other Significant Observable Inputs	1,371,462,997	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$1,371,462,997	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

See Accompanying Notes to Financial Statements

ING INSTITUTIONAL PRIME MONEY MARKET FUND (1)	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2008 (UNAUDITED)

Principal Amount			Value

CERTIFICATES OF DEPOSIT: 4.5%
$32,000,000		American Express Bank FSB, 2.900%, due 12/11/08	$32,000,000
8,000,000		Canadian Imperial Bank of Commerce, 2.820%, due 11/21/08	8,000,113
25,000,000		Natixis, 2.890%, due 12/11/08	25,000,000
5,000,000		UBS AG, 2.980%, due 02/23/09	5,000,000

		Total Certificates of Deposit (Cost $70,000,113)	70,000,113

COMMERCIAL PAPER: 63.0%
46,000,000	(2), I	American General Finance Corp., 1.470%, due 10/02/08	45,996,241
14,386,000		ANZ National International Ltd., 1.880%, due 10/02/08	14,384,501
20,000,000		ANZ National International Ltd., 2.570%, due 11/05/08	19,948,667
6,000,000		ANZ National International Ltd., 2.750%, due 12/03/08	5,970,810
10,000,000		ASB Finance Ltd., 2.680%, due 10/30/08	9,977,767
4,500,000		ASB Finance Ltd., 2.980%, due 12/01/08	4,477,049
16,386,000		Bank of America NA, 2.670%, due 12/08/08	16,302,431
34,000,000		Barton Capital, LLC, 1.390%, due 10/02/08	33,996,276
2,972,000		Barton Capital, LLC, 2.630%, due 11/04/08	2,964,421
10,000,000		Barton Capital, LLC, 2.670%, due 10/03/08	9,997,778
7,000,000		Barton Capital, LLC, 2.670%, due 11/05/08	6,981,372
6,000,000		Barton Capital, LLC, 2.700%, due 11/03/08	5,984,783
7,966,000		Barton Capital, LLC, 6.100%, due 10/01/08	7,966,000
3,000,000		BNP Paribas, 1.250%, due 10/02/08	2,999,792
15,000,000		Cafco, LLC, 2.570%, due 10/15/08	14,983,927
3,470,000		Cafco, LLC, 2.660%, due 11/04/08	3,461,053
20,000,000		Cafco, LLC, 2.670%, due 10/03/08	19,995,556
1,000,000		Cafco, LLC, 2.700%, due 11/05/08	997,307
13,250,000		Caisse Nationale des Caisses d’Epargne et de Prevoyance, 2.730%, due 11/10/08	13,208,925
30,000,000		Ciesco L.P., 2.050%, due 10/02/08	29,996,583
7,100,000		Ciesco L.P., 2.320%, due 10/16/08	7,092,693
4,200,000		Ciesco L.P., 2.430%, due 10/27/08	4,192,356
5,000,000		Ciesco L.P., 2.520%, due 10/24/08	4,991,631

Principal Amount			Value

COMMERCIAL PAPER: (continued)
$5,500,000		Ciesco L.P., 2.570%, due 10/15/08	$5,494,103
1,750,000	#	Ciesco L.P., 2.640%, due 10/20/08	1,747,442
2,000,000		Ciesco L.P., 2.710%, due 11/03/08	1,994,903
6,750,000		Ciesco L.P., 2.720%, due 11/04/08	6,732,247
25,000,000		Citigroup Funding, Inc., 2.690%, due 11/12/08	24,919,792
2,000,000	#	Concord Minutemen Capital Co., LLC, 2.820%, due 10/22/08	1,996,558
6,500,000		Concord Minutemen Capital Co., LLC, 2.890%, due 11/04/08	6,481,768
6,000,000		Concord Minutemen Capital Co., LLC, 3.000%, due 12/09/08	5,965,155
50,000,000	#	Concord Minutemen Capital Co., LLC, 6.000%, due 10/01/08	50,000,000
1,200,000		Crown Point Capital Co., 1.300%, due 10/02/08	1,199,913
2,500,000	#	Crown Point Capital Co., 2.810%, due 10/21/08	2,495,903
2,500,000	#	Crown Point Capital Co., 2.890%, due 11/04/08	2,492,988
9,500,000	#	Crown Point Capital Co., 2.950%, due 12/09/08	9,446,324
46,000,000	#	Crown Point Capital Co., 3.020%, due 10/01/08	46,000,000
1,590,000		Edison Asset Securities, LLC, 2.570%, due 12/03/08	1,582,766
4,600,000	#	Edison Asset Securities, LLC, 6.000%, due 10/01/08	4,600,000
4,000,000		Edison Asset Securitization, LLC, 2.230%, due 10/08/08	3,998,017
40,000,000		Jupiter Securities Co., LLC, 1.750%, due 10/02/08	39,996,111
9,000,000	#	Jupiter Securities Co., LLC, 2.420%, due 10/09/08	8,994,560
8,000,000		Jupiter Securities Co., LLC, 2.700%, due 12/04/08	7,961,173
6,000,000		Jupiter Securities Co., LLC, 5.500%, due 10/01/08	6,000,000
43,600,000		Louis Dreyfus Corp., 1.720%, due 10/03/08	43,590,025
4,200,000		Louis Dreyfus Corp., 5.500%, due 10/01/08	4,200,000
5,000,000		Natexis Banq US Financial Co., 2.810%, due 10/21/08	4,991,806
1,000,000		Natexis Banq US Financial Co., 2.820%, due 12/19/08	993,768
8,000,000		Natexis Banq US Financial Co., 2.830%, due 11/24/08	7,965,560
4,000,000		Old Line Funding, LLC, 2.580%, due 10/15/08	3,995,707
1,500,000	#	Old Line Funding, LLC, 2.640%, due 10/20/08	1,497,807
12,000,000		Old Line Funding, LLC, 2.670%, due 12/03/08	11,943,300

See Accompanying Notes to Financial Statements

ING INSTITUTIONAL PRIME MONEY MARKET FUND (1)	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2008 (UNAUDITED) (CONTINUED)

Principal Amount			Value

COMMERCIAL PAPER: (continued)
$3,000,000		Old Line Funding, LLC, 2.690%, due 11/03/08	$2,992,437
5,000,000		Old Line Funding, LLC, 2.710%, due 11/04/08	4,986,872
1,000,000		Old Line Funding, LLC, 2.720%, due 11/14/08	996,614
12,000,000		Old Line Funding, LLC, 2.720%, due 12/01/08	11,944,083
10,853,000	#	Old Line Funding, LLC, 2.750%, due 10/01/08	10,853,000
3,000,000	#	Park Avenue, 1.330%, due 10/02/08	2,999,779
7,500,000	#	Park Avenue, 2.420%, due 10/09/08	7,495,467
4,000,000		Park Avenue, 2.470%, due 10/16/08	3,995,617
2,591,000		Park Avenue, 2.540%, due 11/06/08	2,584,263
34,829,000		Park Avenue, 2.680%, due 12/01/08	34,669,491
10,000,000		Park Avenue, 2.680%, due 12/04/08	9,951,929
3,000,000	#	Park Avenue, 5.500%, due 10/01/08	3,000,000
3,500,000		Societe Generale, 2.730%, due 11/06/08	3,490,200
3,441,000		Thunder Bay Funding, LLC, 2.420%, due 10/14/08	3,437,769
2,000,000	#	Thunder Bay Funding, LLC, 2.590%, due 10/15/08	1,997,846
9,000,000		Thunder Bay Funding, LLC, 2.700%, due 11/05/08	8,975,831
10,000,000		Thunder Bay Funding, LLC, 2.730%, due 12/08/08	9,947,867
10,000,000		Thunder Bay Funding, LLC, 2.740%, due 12/01/08	9,953,064
7,250,000	#	Thunder Bay Funding, LLC, 2.780%, due 10/01/08	7,250,000
10,000,000		Thunder Bay Funding, LLC, 2.890%, due 01/14/09	9,915,708
15,000,000		Tulip Funding Corp., 2.100%, due 10/06/08	14,994,764
30,000,000		Tulip Funding Corp., 2.210%, due 10/08/08	29,981,275
13,000,000		Tulip Funding Corp., 2.670%, due 10/23/08	12,977,878
3,750,000		Tulip Funding Corp., 2.730%, due 11/12/08	3,737,794
3,000,000		Tulip Funding Corp., 2.760%, due 11/20/08	2,988,333
5,000,000		Tulip Funding Corp., 6.500%, due 10/01/08	5,000,000
15,000,000		UBS Financial, LLC, 2.480%, due 10/27/08	14,972,158
900,000		UBS Financial, LLC, 2.520%, due 10/31/08	898,050
1,200,000		UBS Financial, LLC, 2.680%, due 11/10/08	1,196,347
35,000,000		Westpac Banking Corp., 2.700%, due 12/04/08	34,830,133
1,000,000	#	Windmill Funding Corp., 1.390%, due 10/02/08	999,923

Principal Amount			Value

COMMERCIAL PAPER: (continued)
$23,100,000		Windmill Funding Corp., 2.530%, due 10/14/08	$23,070,233
3,000,000	#	Windmill Funding Corp., 2.570%, due 10/15/08	2,996,792
3,100,000		Windmill Funding Corp., 2.610%, due 10/21/08	3,095,281
1,900,000		Windmill Funding Corp., 2.660%, due 10/28/08	1,896,081
1,450,000	#	Windmill Funding Corp., 2.660%, due 11/21/08	1,444,454
3,000,000		Windmill Funding Corp., 2.700%, due 11/05/08	2,992,067
5,500,000		Windmill Funding Corp., 2.710%, due 11/03/08	5,485,984
2,000,000		Windmill Funding Corp., 2.740%, due 10/01/08	2,000,000
2,500,000	#	Yorktown Capital, LLC, 1.360%, due 10/02/08	2,499,812
616,000		Yorktown Capital, LLC, 1.790%, due 10/03/08	615,908
1,133,000		Yorktown Capital, LLC, 2.590%, due 10/22/08	1,131,207
20,997,000		Yorktown Capital, LLC, 2.610%, due 11/18/08	20,922,744
6,026,000		Yorktown Capital, LLC, 2.660%, due 11/03/08	6,010,873
6,000,000		Yorktown Capital, LLC, 2.680%, due 11/13/08	5,980,435
14,000,000		Yorktown Capital, LLC, 2.710%, due 12/09/08	13,926,745
8,000,000		Yorktown Capital, LLC, 2.720%, due 12/01/08	7,962,722
1,020,000		Yorktown Capital, LLC, 2.730%, due 12/12/08	1,014,390

		Total Commercial Paper (Cost $983,205,835)	983,205,835

CORPORATE BONDS/NOTES: 9.1%
5,000,000		American Express Bank FSB, 2.498%, due 10/16/08	4,999,594
3,000,000	#	American Honda Finance Corp., 2.874%, due 03/09/09	2,998,803
2,700,000	#	American Honda Finance Corp., 3.850%, due 11/06/08	2,702,418
2,000,000	#	American Honda Finance Corp., 4.500%, due 05/26/09	2,016,736
3,000,000		Bank of America Corp., 5.875%, due 02/15/09	3,027,743
2,500,000		Bank of America NA, 2.497%, due 06/12/09	2,497,026
1,000,000		Bank of America NA, 2.748%, due 12/18/08	999,636
3,000,000	#, C	Bank of America NA, 4.350%, due 11/03/09	3,000,000
5,000,000	@@	BNP Paribas, 3.014%, due 08/13/09	5,000,000
10,000,000		Citigroup Funding, Inc., 2.110%, due 10/03/08	9,999,779

See Accompanying Notes to Financial Statements

ING INSTITUTIONAL PRIME MONEY MARKET FUND (1)	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2008 (UNAUDITED) (CONTINUED)

Principal Amount			Value

CORPORATE BONDS/NOTES: (continued)
$1,000,000		Citigroup Funding, Inc., 2.991%, due 03/02/09	$998,864
5,000,000	@@, #	Commonwealth Bank of Australia, 2.816%, due 12/18/08	4,999,144
11,500,000		Credit Suisse First Boston USA, Inc., 2.944%, due 12/09/08	11,499,078
2,000,000		Credit Suisse First Boston USA, Inc., 3.875%, due 01/15/09	1,999,249
4,000,000	@@	Credit Suisse New York, 3.719%, due 03/27/09	3,990,265
7,500,000	@@	Deutsche Bank, 3.839%, due 11/26/08	7,494,117
1,000,000		General Electric Capital Corp., 2.170%, due 01/27/09	997,928
1,400,000		General Electric Capital Corp., 2.859%, due 03/16/09	1,400,290
1,500,000		General Electric Capital Corp., 2.910%, due 08/31/09	1,500,273
2,000,000		General Electric Capital Corp., 3.600%, due 10/15/08	2,000,639
1,000,000		General Electric Capital Corp., 4.625%, due 09/15/09	1,014,746
2,200,000		General Electric Co., 2.854%, due 12/09/08	2,199,832
2,500,000		JPMorgan Chase & Co., 3.479%, due 06/26/09	2,496,764
2,000,000		JPMorgan Chase & Co., 3.500%, due 03/15/09	2,002,976
2,400,000	@@, #	Rabobank Nederland NV, 2.811%, due 01/15/09	2,399,518
4,000,000	@@, #	Santander U.S. Debt SA Unipersonal, 4.750%, due 10/21/08	3,999,259
6,000,000	@@, #	Societe Generale, 3.285%, due 09/04/09	6,000,000
2,100,000		SunTrust Bank, 4.000%, due 10/15/08	2,100,928
5,000,000		Toyota Motor Credit Corp., 2.060%, due 10/20/08	4,998,464
5,700,000		Toyota Motor Credit Corp., 2.410%, due 07/10/09	5,700,000
10,000,000		Toyota Motor Credit Corp., 2.507%, due 10/06/08	10,000,082
4,000,000		Toyota Motor Credit Corp., 2.537%, due 01/12/09	4,000,364
1,000,000		US Bancorp., 3.739%, due 04/28/09	999,081
12,500,000		US Bank NA, 2.912%, due 08/24/09	12,500,000
1,000,000		Wachovia Bank N.A., 7.000%, due 10/17/08	1,000,854
1,500,000		Wachovia Corp., 3.759%, due 10/28/08	1,499,951
1,100,000		Wal-Mart Stores, Inc., 6.875%, due 08/10/09	1,135,630
1,000,000		Wells Fargo & Co., 3.552%, due 05/01/09	1,000,294

Principal Amount			Value

CORPORATE BONDS/NOTES: (continued)
$3,000,000	@@, #	Westpac Banking Corp., 3.033%, due 07/03/09	$3,000,000

		Total Corporate Bonds/Notes (Cost $142,170,325)	142,170,325

U.S. GOVERNMENT AGENCY OBLIGATIONS: 2.0%
7,500,000		Federal Home Loan Bank, 2.200%, due 04/01/09	7,496,541
7,500,000		Federal Home Loan Bank, 2.310%, due 04/07/09	7,500,000
15,595,000		Federal Home Loan Bank, 3.000%, due 04/15/09	15,660,646

		Total U.S. Government Agency Obligations (Cost $30,657,187)	30,657,187

Repurchase Agreements: 26.1%
314,662,000	Deutsche Bank Repurchase Agreement dated 09/30/08, 1.523%, due 10/01/08, $314,675,315 to be received upon repurchase (Collateralized by $317,600,000 various U.S. Government Agency Obligations, Discount Note-6.625%, Market Value $320,956,139, due 10/01/08-10/15/20		314,662,000
93,000,000	Morgan Stanley Repurchase Agreement dated 09/30/08, 1.500%, due 10/01/08, $93,003,875 to be received upon repurchase (Collateralized by $90,800,000 Federal Home Loan Mortgage Corporation, 4.125%-6.000%, Market Value plus accrued interest $96,439,010, due 05/21/09-06/15/11		93,000,000

	Total Repurchase Agreement (Cost $407,662,000)		407,662,000

	Total Investments in Securities (Cost $1,633,695,460)*	104.7%	$1,633,695,460
	Other Assets and Liabilities - Net	(4.7)	(72,662,539)

	Net Assets	100.0%	$1,561,032,921

(1)	All securities with a maturity date of greater than 13 months have either a variable rate, a demand feature, prerefunded, optional or mandatory put resulting in a maturity of one year or less. Rate shown reflects current rate.
(2)	ING America Insurance Holdings, Inc. (“AIH”) has entered into a Capital Support Agreement (“CSA”) with the Fund which provides that AIH will contribute capital to the Fund, up to a specified maximum amount, to maintain a net asset value per share of not less than $0.9950, subject to certain conditions and restrictions. As of September 30, 2008, the Fund held

See Accompanying Notes to Financial Statements

ING INSTITUTIONAL PRIME MONEY MARKET FUND (1)	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2008 (UNAUDITED) (CONTINUED)

commercial paper issued by American General Finance Corp. which is covered by the terms of the CSA.
@@	Foreign Issuer
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
I	Illiquid Security
*	Cost for federal income tax purposes is the same as for financial statement purposes.

The following table summarizes the inputs used as of September 30, 2008 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$—	$—
Level 2 — Other Significant Observable Inputs	1,633,695,460	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$1,633,695,460	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

See Accompanying Notes to Financial Statements

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Balanced Fund

ING Growth and Income Fund

ING Real Estate Fund

Domestic Fund-of-Funds

ING Strategic Allocation Conservative Fund

ING Strategic Allocation Growth Fund

ING Strategic Allocation Moderate Fund

Domestic Equity Growth Funds

ING 130/30 Fundamental Research Fund

ING Corporate Leaders 100 Fund

ING Fundamental Research Fund

ING LargeCap Growth Fund

ING MidCap Opportunities Fund

ING Opportunistic LargeCap Fund

ING Small Company Fund

ING SmallCap Opportunities Fund

ING Tactical Asset Allocation Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund

ING Index Plus MidCap Fund

ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING Financial Services Fund

ING LargeCap Value Fund

ING SmallCap Value Multi-Manager Fund

ING Value Choice Fund

Fixed-lncome Funds

ING GNMA lncome Fund

ING High Yield Bond Fund

ING Intermediate Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund

ING Global Natural Resources Fund

ING Global Real Estate Fund

ING Global Science and Technology Fund

ING Global Value Choice Fund

International Equity Funds

ING Asia-Pacific Real Estate Fund

ING Disciplined International SmallCap Fund

ING Emerging Countries Fund

ING European Real Estate Fund

ING Foreign Fund

ING Greater China Fund

ING Index Plus International Equity Fund

ING International Capital Appreciation Fund

ING International Equity Dividend Fund

ING International Growth Opportunities Fund

ING International Real Estate Fund

ING International SmallCap Multi-Manager Fund

ING International Value Fund

ING International Value Choice Fund

ING Russia Fund

Global and International Fixed-Income Funds

ING Emerging Markets Fixed Income Fund

ING Global Bond Fund

International Funds-of-Funds

ING Diversified International Fund

ING Global Target Payment Fund

Loan Participation Fund

ING Senior lncome Fund

Money Market Funds*

ING Money Market Fund

ING Classic Money Market Fund

*	An investment in the funds are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds. Please see the “Notes to Financial Statements” section for the funds participation in the U.S. Treasury Department’s Temporary Guarantee Program for money market funds.

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Transfer Agent

DST Systems, Inc.

330 West 9th Street

Kansas City, Missouri 64105

Custodian

The Bank of New York Mellon Corporation

One Wall Street

New York, New York 10286

Legal Counsel

Dechert

1775 I Street, N.W.

Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

PRSAR-UFIALL	(0908-112008)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Funds Trust

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: December 4, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: December 4, 2008

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: December 4, 2008